UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04719

                            The GAMCO Westwood Funds
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              GAMCO WESTWOOD FUNDS

                              MIGHTY MITES(SM) FUND

                                   EQUITY FUND

                                  BALANCED FUND

                             INTERMEDIATE BOND FUND

                              SMALLCAP EQUITY FUND

                                  INCOME FUND

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2008

                              GAMCO WESTWOOD FUNDS
                                  (UNAUDITED)

                                                   CLASS AAA SHARES
                       -----------------------------------------------------------------------
                                   Average Annual Returns - September 30, 2008 (a)

                                                                           Current
                                                                           Expense
                                                                         Ratio after
                                                                Gross      Adviser     Maximum
                                                     Since     Expense    Reimburse-    Sales
                       1 Year   5 Year   10 Year   Inception    Ratio       ments       Charge
                       ------   ------   -------   ---------   -------   -----------   -------
Mighty Mites(SM) ...   (13.22)%   9.89%   12.30%     11.49%      1.72%       1.72%       None
Equity .............   (16.02)   10.06     6.73      10.87       1.52        1.52        None
Balanced ...........    (8.41)    7.47     6.18       9.44       1.27        1.27        None
Intermediate Bond ..     3.67     2.76     4.14       5.52       1.64        1.00        None
SmallCap Equity ....   (20.01)    8.20     4.81       5.79       2.24        1.50        None
Income .............   (18.15)    7.33     9.45       7.47       2.20        1.50        None

                                                    CLASS A SHARES
                       -----------------------------------------------------------------------
                                Average Annual Returns - September 30, 2008 (a)(b)(e)

                                                                           Current
                                                                           Expense
                                                                         Ratio after
                                                                Gross      Adviser     Maximum
                                                     Since     Expense    Reimburse-    Sales
                       1 Year   5 Year   10 Year   Inception    Ratio       ments       Charge
                       ------   ------   -------   ---------   -------   -----------   -------
Mighty Mites(SM) ...   (16.95)%  8.75%    11.66%     10.87%      1.97%       1.97%       4.00%
Equity .............   (19.91)   8.78      5.98      10.43       1.77        1.77        4.00
Balanced ...........   (12.35)   6.33      5.47       8.91       1.52        1.52        4.00
Intermediate Bond ..    (0.58)   1.82      3.65       5.22       1.74        1.10        4.00
SmallCap Equity ....   (23.41)   7.10      4.27       5.32       2.49        1.75        4.00
Income .............   (21.58)   6.21      8.82       6.90       2.45        1.75        4.00

                                                    CLASS B SHARES
                       -----------------------------------------------------------------------
                                Average Annual Returns - September 30, 2008 (a)(c)(e)

                                                                           Current
                                                                           Expense
                                                                         Ratio after
                                                                Gross      Adviser     Maximum
                                                     Since     Expense    Reimburse-    Sales
                       1 Year   5 Year   10 Year   Inception    Ratio       ments       Charge
                       ------   ------   -------   ---------   -------   -----------   -------
Mighty Mites(SM) ...   (18.22)%   8.78%   11.69%     10.90%      2.47%       2.47%       5.00%
Equity .............   (20.89)    8.93     6.10      10.49       2.27        2.27        5.00
Balanced ...........   (13.68)    6.35     5.55       8.96       2.02        2.02        5.00
Intermediate Bond ..    (2.10)    1.64     3.54       5.16       2.39        1.75        5.00
SmallCap Equity ....   (24.61)    7.13     4.24       5.30       2.99        2.25        5.00
Income .............   (23.53)    6.05     8.86       6.94       2.94        2.25        5.00

                                                    CLASS C SHARES
                       -----------------------------------------------------------------------
                                Average Annual Returns - September 30, 2008 (a)(d)(e)

                                                                           Current
                                                                           Expense
                                                                         Ratio after
                                                                Gross      Adviser     Maximum
                                                     Since     Expense    Reimburse-    Sales
                       1 Year   5 Year   10 Year   Inception    Ratio       ments       Charge
                       ------   ------   -------   ---------   -------   -----------   -------
Mighty Mites(SM) ...   (14.76)%  9.08%    11.71%     10.92%      2.47%       2.47%      1.00%
Equity .............   (17.56)   9.21      6.10      10.49       2.27        2.27       1.00
Balanced ...........   (10.03)   6.66      5.59       8.98       2.02        2.02       1.00
Intermediate Bond ..     1.84    2.02      3.59       5.19       2.39        1.75       1.00
SmallCap Equity ....   (21.41)   7.01      4.19       5.25       2.99        2.25       1.00
Income .............   (19.65)   6.54      9.02       7.08       2.94        2.25       1.00

                                                 CLASS I SHARES
                       -----------------------------------------------------------------------
                                  Average Annual Returns - September 30, 2008 (a)(e)

                                                                           Current
                                                                           Expense
                                                                         Ratio after
                                                                Gross      Adviser     Maximum
                                                     Since     Expense    Reimburse-    Sales
                       1 Year   5 Year   10 Year   Inception    Ratio       ments       Charge
                       ------   ------   -------   ---------   -------   -----------   -------
Mighty Mites(SM) ...   (13.02)%   9.94%   12.33%     11.51%      1.47%       1.47%       None
Equity .............   (15.84)   10.11     6.75      10.88       1.27        1.27        None
Balanced ...........    (8.32)    7.49     6.18       9.45       1.02        1.02        None
Intermediate Bond ..     3.82     2.79     4.16       5.53       1.39        0.75        None
SmallCap Equity ....   (19.95)    8.22     4.82       5.80       1.99        1.25        None
Income .............   (18.04)    7.35     9.46       7.48       1.95        1.25        None

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE INTERMEDIATE BOND, SMALLCAP EQUITY, AND INCOME FUNDS (AND FOR THE MIGHTY MITES(SM) FUND THROUGH SEPTEMBER 30, 2005), THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATIONS NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. THE CONTRACTUAL EXPENSE LIMITATIONS ARE IN EFFECT THROUGH JANUARY 31, 2010 AND ARE RENEWABLE ANNUALLY BY THE ADVISER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT www.gabelli.com FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 4.0% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE ONE YEAR AND FIVE YEAR PERIODS OF 5% AND 2%, RESPECTIVELY, OF EACH FUND'S NET ASSET VALUES ("NAV") PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGE FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE ONE YEAR PERIOD OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

(e) THE PERFORMANCE OF THE CLASS AAA SHARES IS USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES. THE PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE PERFORMANCE FOR THE CLASS I SHARES WOULD HAVE BEEN HIGHER DUE TO THE LOWER EXPENSES ASSOCIATED WITH THIS CLASS OF SHARES. THE INCEPTION DATES FOR THE CLASS AAA SHARES AND THE INITIAL ISSUANCE DATES FOR THE CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES AFTER WHICH SHARES REMAINED CONTINUOUSLY OUTSTANDING ARE LISTED BELOW.

                       Class AAA Shares   Class A Shares   Class B Shares   Class C Shares   Class I Shares
                       ----------------   --------------   --------------   --------------   --------------
Mighty Mites(SM) ...       05/11/98          11/26/01         06/06/01         08/03/01         01/11/08
Equity .............       01/02/87          01/28/94         03/27/01         02/13/01         01/11/08
Balanced ...........       10/01/91          04/06/93         03/27/01         09/25/01         01/11/08
Intermediate Bond ..       10/01/91          07/26/01         03/27/01         10/22/01         01/11/08
SmallCap Equity ....       04/15/97          11/26/01         03/27/01         11/26/01         01/11/08
Income .............       09/30/97          05/09/01         11/26/01         11/26/01         01/11/08

PERFORMANCE DISCUSSION

MIGHTY MITES(SM) FUND

     The GAMCO Westwood Mighty Mites(SM) Fund's Class AAA Shares' total return for the twelve months ended September 30, 2008 was (13.22)% versus the Russell 2000 Index, the Russell Microcap(TM) Index, and the Lipper Small Cap Value Fund Average returns of (14.48)%, (22.51)%, and (16.41)%, respectively.

     Our top five contributors to performance were:

     1) Transact Technologies (1.8% of net assets as of September 30, 2008), a maker of specialty printers for the gaming, banking, and retail industries. In June, the company settled patent litigation with its primary competitor, FutureLogic. The company's patent is intact; FutureLogic will pay royalties to Transact, and the legal overhang is gone. In the interim, Transact has attained default status with IGT, the primary supplier of gaming machines to the casino industry. Also, the company will supply multiple printers to McDonalds' domestic locations.

     2) Zep Inc. (1.8%), whose stock price climbed as investors, concerned over credit market turbulence and escalating economic pressures, searched for safety. Zep's defensive product offering
          (cleaning/sanitizing products), coupled with its limited exposure to GDP sensitive end markets, catered to this demand.

     3) Parish National Corp (1.3%), a Louisiana based bank. Parish agreed to be acquired by Whitney Holding Corp in a cash and stock deal valued at $165 million. Whitney operates banks in the Gulf Coast region, and this merger will strengthen Whitney's presence on the north shore of Lake Pontchartrain in Louisiana.

     4) Fairchild Corporation (1.0%), a manufacturer of motorcycle clothing and accessories and aircraft parts. The company's two largest shareholders, Phoenix FA Holdings LLC and the Steiner Family, executed a Stockholders' Agreement to vote their stakes in unison to enable them to work together on a restructuring.

     5) Herley Industries (1.2%), a leading manufacturer of microwave components, subassemblies, amplifiers, transmitters, receivers, and other devices to the aerospace and defense markets. The company's products are embedded in a variety of radars, flight instrumentation, weapon sensors, electronic warfare, and unmanned aerial systems. In September, Herley engaged Jeffries Quarterdeck as its financial adviser to assist the company in exploring strategic alternatives that include the sale of the enterprise.

     Our top five detractors to performance were:

     1) Haulotte Group (0.5%), a French manufacturer of equipment such as cranes and aerial work platforms. The company reported 1Q sales of
          (euro)126.2 million, down 7%, due to weakness in Western Europe
          (-14%).

     2) Epoch Holding Corporation (2.8%), an investment management company. The company reported assets under management of $6.1 billion at September 30, 2008 versus $6.6 billion at June 30, 2008. The good news is that the company experienced positive inflows into its products; however, the decline in the equity markets offset the inflows. The stock decreased in sympathy with the declining stock market, as difficult market conditions naturally led to concerns about the ability to continue to grow assets under management.

     3) Standard Motor Products (1.8%), an automotive parts supplier, whose earnings during the year were disappointing. The engine division margin contracted as the company moves its operations from Long Island City and Puerto Rico to Mexico. Also, competition from Chinese firms led the temperature control division to reduce prices.

     4) Sonesta International Hotels Corp. (1.0%), a Boston, MA based hotel company. Sonesta operates hotels in Boston, New Orleans, Egypt, Brazil, Peru, and St. Maarten and has a hotel pipeline including properties in Orlando, Qatar, Costa Rica, and Mexico. In December 2007, the company completed a review of strategic options for enhancing value and decided to remain an independent entity, with the Board monitoring the markets to maximize shareholder value. The stock price has suffered in the wake of a difficult lodging market and the decreased likelihood of a takeover based on credit market conditions.

     5) Jungheinrich AG (0.4%), which makes forklift trucks and shelving systems. The stock fell amid a tangible deceleration of the growth of the material handling equipment market, price competition, higher raw material prices, and uncertain economic conditions.

     The U.S. has survived the last 100 years with two world wars, inflation, and a depression. The economy may be awful over the next twelve months, but stocks should bottom and start to move up well before the recovery starts. We will be opportunistic. Remaining focused on our basic investment philosophy of Private Market Value (PMV) with a Catalyst(R), we continue to uncover stockS selling substantially below their PMVs with the potential to be big winners during a 2009-12 recovery.

       AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2008 (a) (UNAUDITED)

                                                                                                     SINCE
                                                    YEAR TO                                        INCEPTION
                                          QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   (5/11/98)
                                          -------   -------   ------   ------   ------   -------   ---------
MIGHTY MITES(SM) FUND CLASS AAA .......   (1.97)%    (9.21)%  (13.22)%  5.43%    9.89%    12.30%     11.49%
Russell Microcap(TM) Index ............   (0.83)    (16.22)   (22.51)  (3.11)    4.09       N/A        N/A(b)
Russell 2000 Index ....................   (1.11)    (10.38)   (14.48)   1.83     8.15      7.81       4.72
Lipper Small Cap Value Average ........   (1.98)    (10.50)   (16.41)   0.05     8.27      9.90       6.18

THE FUND'S CLASS AAA EXPENSE RATIO IS 1.72% IN THE CURRENT PROSPECTUS. THE FUND'S SHARES DO NOT HAVE A SALES CHARGE.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES THROUGH SEPTEMBER 30, 2005 TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA PRESENTED. VISIT www.gabelli.com FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES.

     THE RUSSELL MICROCAP(TM) INDEX AND THE RUSSELL 2000 INDEX ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER SMALL CAP VALUE FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN SMALL CAPITALIZATION SECURITIES INVOLVES SPECIAL CHALLENGES BECAUSE THESE SECURITIES MAY TRADE LESS FREQUENTLY AND EXPERIENCE MORE ABRUPT PRICE MOVEMENTS THAN LARGE CAPITALIZATION SECURITIES. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b)  INCEPTION DATE FOR THE RUSSELL MICROCAP(TM) INDEX IS JULY 1, 2000.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THE MIGHTY MITES(SM) FUND CLASS AAA, THE RUSSELL 2000 INDEX,
                  AND THE RUSSELL MICROCAP(TM) INDEX (Unaudited)

                              (PERFORMANCE GRAPH)

            MIGHTY MITES(SM)
                   FUND         RUSSELL     RUSSELL MICROCAP(TM)
               (CLASS AAA)    2000 INDEX          INDEX**
            ----------------  ----------   ---------------------
5/11/1998      $10,000          $10,000
9/30/1998      $ 9,700          $ 7,660
9/30/1999      $13,018          $ 9,121      9/30/2000   $15,826
9/30/2000      $16,010          $11,254      9/30/2000   $15,750
9/30/2001      $15,567          $ 8,867      9/30/2001   $13,359
9/30/2002      $16,128          $ 8,042      9/30/2002   $12,594
9/30/2003      $19,314          $10,978      9/30/2003   $19,443
9/30/2004      $21,915          $13,039      9/30/2004   $22,185
9/30/2005      $26,391          $15,395      9/30/2005   $26,067
9/30/2006      $28,755          $16,922      9/30/2006   $28,035
9/30/2007      $35,636          $19,010      9/30/2007   $30,749
9/30/2008      $30,925          $16,257      9/30/2008   $23,828

                          Average Annual Total Return*

              1 Year   3 Year   5 Year   Life of Fund
             -------   ------   ------   ------------
Class AAA    (13.22)%   5.43%    9.89%      11.49%



* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** The Russell Microcap(TM) Index inception date is July 1, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty Mites(SM) Fund (Class AAA).

EQUITY FUND

     For the twelve months ended September 30, 2008, the GAMCO Westwood Equity Fund's Class AAA Shares posted a return of (16.02)% and the Standard & Poor's ("S&P") 500 Index and the Lipper Large Cap Value Fund Average had returns of (21.96)% and (23.80)%, respectively.

     Equity performance for the entire fiscal year was driven almost solely by the upheaval in the Financial Services sector. While a significant decline in crude oil prices was welcome relief, the failure or near failure of several very prominent financial firms in September created a severe sense of panic among investors and produced one of the largest monthly sell-offs in many years.

     The top five contributing stocks were three financials, the last two of which participated in the government liquidity/rescue plan rallies: MasterCard, Wells Fargo (2.7% of net assets as of September 30, 2008), and JPMorgan Chase (2.5%); and two consumer discretionary stocks: General Mills (2.5%) and Nike, Inc (2.6%).

     For the fiscal year, Materials and Processing stocks in the Fund had the worst relative performance: Freeport-McMoRan (2.2%) joined by Comerica Inc and AT&T Inc. (2.4%) and McDermott International Inc. McDermott and Comerica were sold from the Fund.

         AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2008* (UNAUDITED)

                                                                                                                         SINCE
                                                    YEAR TO                                                            INCEPTION
                                          QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   15 YEAR   20 YEAR    (1/2/87)
                                          -------   -------   ------   ------   ------   -------   -------   -------   ---------
EQUITY FUND CLASS AAA .................   (8.18)%   (15.74)%  (16.02)%  4.45%   10.06%    6.73%     10.71%    10.96%     10.87%
S&P 500 Index .........................   (8.36)    (19.27)   (21.96)   0.22     5.17     3.06       8.39      9.93       9.98
Lipper Large Cap Value Fund Average ...   (8.02)    (20.08)   (23.80)  (0.67)    5.52     4.33       7.96      9.55       9.47

THE FUND'S CLASS AAA EXPENSE RATIO IS 1.52% IN THE CURRENT PROSPECTUS. THE FUND'S SHARES DO NOT HAVE A SALES CHARGE.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT www.gabelli.com FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE LIPPER LARGE CAP VALUE FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

                              (PERFORMANCE GRAPH)

          EQUITY FUND    S&P 500
          (CLASS AAA)     INDEX
         ------------   ---------
Jan-87     $ 10,000      $ 10,000
Sep-87     $ 13,148      $ 13,585
Sep-88     $ 11,779      $ 11,902
Sep-89     $ 15,323      $ 15,823
Sep-90     $ 13,700      $ 14,361
Sep-91     $ 16,386      $ 18,826
Sep-92     $ 17,068      $ 20,905
Sep-93     $ 20,509      $ 23,616
Sep-94     $ 22,384      $ 24,485
Sep-95     $ 28,170      $ 31,760
Sep-96     $ 35,742      $ 38,213
Sep-97     $ 49,899      $ 53,663
Sep-98     $ 49,185      $ 58,536
Sep-99     $ 58,909      $ 74,803
Sep-00     $ 70,273      $ 84,729
Sep-01     $ 59,809      $ 62,183
Sep-02     $ 50,754      $ 49,454
Sep-03     $ 58,413      $ 61,506
Sep-04     $ 68,974      $ 70,030
Sep-05     $ 82,796      $ 78,609
Sep-06     $ 93,883      $ 87,083
Sep-07     $112,340      $101,696
Sep-08     $ 94,343      $ 79,363

                          Average Annual Total Return*

             1 Year    5 Year   10 Year   Life of Fund
             -------   ------   -------   ------------
Class AAA    (16.02)%  10.06%    6.73%       10.87%


* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

BALANCED FUND

     For the twelve months ended September 30, 2008, the GAMCO Westwood Balanced Fund's Class AAA Shares posted a return of (8.41)% while the balanced benchmark which is comprised of 60% of the S&P 500 Stock Index and 40% of the Barclays Capital Government/Corporate Bond Index* (the "Barclays Capital Index*") returned (12.21)%, the Barclays Capital Index* returned 2.41%, and the Lipper Mixed-Asset Target Allocation Moderate Fund returned (14.89)%.

     Equity performance for the fiscal year was driven almost solely by the upheaval in the Financial Services sector. While a significant decline in crude oil prices was welcome relief, the failure or near failure of several very prominent financial firms in September created a severe sense of panic among investors and produced one of the largest monthly sell-offs in many years.

     The top five contributing stocks were three financials, the last two of which participated in the government liquidity/rescue plan rallies: MasterCard, Wells Fargo (1.7% of net assets as of September 30, 2008), and JPMorgan Chase (1.6%); and two consumer discretionary stocks: General Mills (1.6%) and Nike, Inc (1.7%).

     For the fiscal year, Materials and Processing stocks in the Fund had the worst relative performance: Freeport-McMoRan (1.4%) joined by Comerica Inc. and AT&T Inc. (1.5%), and McDermott International Inc. McDermott and Comerica were sold from the Fund.

     Top contributing fixed income holdings for the fiscal year included Treasury notes maturing in 2010 (2.2%), 2012 (1.0%), and 2015 (3.6%), as well as a Freddie Mac 6 year note (1.4%). Producing the only negative returns over the twelve months among the fixed income holdings were 2 to 6 year notes from issuers General Electric (0.8%), Bank of America (0.8%), Citigroup (0.7%), Apache Corp. (0.7%), and Anheuser-Busch (0.6%). The first three have exposure to the financial sector.

         AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2008** (UNAUDITED)

                                                                                                                    SINCE
                                                              YEAR TO                                             INCEPTION
                                                     QUARTER    DATE    1 YEAR  3 YEAR  5 YEAR  10 YEAR  15 YEAR  (10/1/91)
                                                     -------  -------  -------  ------  ------  -------  -------  ---------
BALANCED FUND CLASS AAA ...........................  (5.00)%   (9.13)%  (8.41)%  4.54%   7.47%    6.18%    9.06%    9.44%
60% S&P 500 and 40% Barclays Capital Indices* .....  (5.67)   (11.83)  (12.21)   1.57    4.44     3.84     7.33     7.88
Barclays Capital Gov't./Corporate Bond Index* .....  (1.64)    (0.67)    2.41    3.60    3.34     5.00     5.73     6.49
Lipper Mixed-Asset Target Allocation
   Moderate Fund Average ..........................  (8.17)   (13.93)  (14.89)   0.62    3.96     3.67     6.13     6.90

THE FUND'S CLASS AAA EXPENSE RATIO IS 1.27% IN THE CURRENT PROSPECTUS. THE FUND'S SHARES DO NOT HAVE A SALES CHARGE.

** RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE.WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES IN YEARS PRIOR TO 1998 TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE AND THE BARCLAYS CAPITAL GOVERNMENT/CORPORATE BOND INDEX* IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. THE LIPPER MIXED-ASSET TARGET ALLOCATION MODERATE FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA, THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND
    40% OF THE BARCLAYS CAPITAL GOVERNMENT/CORPORATE BOND INDEX* (Unaudited)

                               (PERFORMANCE GRAPH)

                           60% S&P 500 AND
                             40% BARCLAYS
                         CAPITAL GOVERNMENT/
         BALANCED FUND        CORPORATE        S&P 500
          (CLASS AAA)       BOND INDICES*       INDEX
         -------------   -------------------   -------
Oct-91      $10,000            $10,000         $10,000
Sep-92      $10,797            $11,192         $11,104
Sep-93      $12,622            $12,575         $12,544
Sep-94      $13,291            $12,644         $13,006
Sep-95      $16,212            $15,624         $16,870
Sep-96      $19,297            $17,810         $20,298
Sep-97      $24,762            $22,814         $28,504
Sep-98      $25,460            $25,229         $31,092
Sep-99      $28,658            $29,272         $39,733
Sep-00      $32,495            $32,392         $45,006
Sep-01      $30,620            $28,926         $33,030
Sep-02      $29,062            $26,439         $26,268
Sep-03      $32,325            $30,994         $32,670
Sep-04      $35,972            $33,984         $37,198
Sep-05      $40,591            $36,833         $41,755
Sep-06      $44,556            $39,705         $46,256
Sep-07      $50,625            $44,510         $54,018
Sep-08      $46,367            $39,074         $42,155

                          Average Annual Total Return**

            1 Year   5 Year   10 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA   (8.41)%   7.47%    6.18%        9.44%

** PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    As of October 31, 2008, the name of the Lehman Brothers
     Government/Corporate Bond Index changed to the Barclays Capital Government/Corporate Bond Index.

INTERMEDIATE BOND FUND

     For the twelve months ended September 30, 2008, the GAMCO Westwood Intermediate Bond Fund's Class AAA Shares posted, net of all fees and expenses, a return of 3.67%, the Barclays Capital Government/Corporate Bond Index* returned 2.41%, and the Lipper Intermediate Investment Grade Debt Fund Average returned (2.43)% for the same period.

     Treasury yields for maturities less than ten years ended the fiscal year below 4.0%. The Treasury yield curve significantly steepened over the fiscal year and all yields were lower, reflecting the summer flight to quality in short and intermediate term maturity Treasuries. The shortest maturity yields ended below 1.00%; the five year note ended at 2.98%, down from 4.22% one year earlier. Yields for maturities 10 years and longer also ended below their starting points, with the 30 year Treasury yielding 4.30% down from 4.80%.

     While investors piled into Treasuries during the fiscal year, corporate debt returns markedly lagged government debt returns amidst widening credit spreads that overwhelmed the positive effect of declining yields. Risk was revalued in all markets affected by the credit crunch. Government holdings in the LBG/C returned 7.90%, led by a 9.22% return for 5-10 year debt and a 9.85% return for debt maturing in greater than ten years; U.S. credit holdings in the index lost 4.79%, weighed down by long maturity bonds and the Financial sector.

     Factors contributing to outperformance of the LBG/C by the Fund during the fiscal year also boosted the current quarter performance above the benchmark index: (1) maturity selection - limiting long maturity debt holdings exclusively to U.S. Treasuries, thereby avoiding the compound effect of wider corporate spreads and greater interest rate sensitivity and benefiting from the top performance of long Treasury debt; (2) credit selection that elicited marked outperformance in the Financial sector and excess return in both the Industrial and Yankee credit sectors; (3) investment in mortgage backed securities, with Fannie Mae having been deprivatized and joining Ginnie Mae as an explicit government backed entity.

     Although the Fund was underweight in government debt, the three factors mentioned above combined to produce strong excess return for the Fund. Top contributing securities for the fiscal year were U.S. Treasury notes and bonds of maturities 2015-16 (5.2% of net assets as of September 30, 2008), 2023 (2.8%), 2027 (3.2%), and a Treasury Inflation Protected security (TIPs) due in 2010 (2.7%). Every detractor from performance had financial exposure: 3 to 7 year notes issued by Merrill Lynch (2.0%) (soon to be owned by Bank of America), American Express - floating rate note (since interest rate resets were expected to head lower) (1.5%), General Electric (2.0%), Bank of America (2.4%), and Citigroup (1.9%). All other securities in the Fund earned positive returns.

*    AS OF OCTOBER 31, 2008, THE NAME OF THE LEHMAN BROTHERS
     GOVERNMENT/CORPORATE BOND INDEX CHANGED TO THE BARCLAYS CAPITAL GOVERNMENT/CORPORATE BOND INDEX.

         AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2008* (UNAUDITED)

                                                                                                                    SINCE
                                                              YEAR TO                                             INCEPTION
                                                     QUARTER    DATE    1 YEAR  3 YEAR  5 YEAR  10 YEAR  15 YEAR  (10/1/91)
                                                     -------  -------  -------  ------  ------  -------  -------  ---------
INTERMEDIATE BOND FUND CLASS AAA ..................  (0.14)%    0.90%    3.67%   3.38%   2.76%    4.14%    4.80%    5.52%
Barclays Capital Gov't./Corporate Bond Index** ....  (1.64)    (0.67)    2.41    3.60    3.34     5.00     5.73     6.49
Lipper Intermediate Investment Grade
   Debt Fund Average ..............................  (3.68)    (4.36)   (2.43)   1.33    2.00     4.06     0.05     5.87

THE FUND'S CLASS AAA GROSS EXPENSE RATIO IS 1.64% IN THE CURRENT PROSPECTUS. THE NET EXPENSE RATIO IS 1.00%, AFTER CONTRACTUAL REIMBURSEMENTS AND CUSTODY FEE CREDITS BY THE ADVISER IN PLACE THROUGH JANUARY 31, 2010. THE FUND'S SHARES DO NOT HAVE A SALES CHARGE.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE.WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE BARCLAYS CAPITAL GOVERNMENT/CORPORATE BOND INDEX** IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS, WHILE THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                      INTERMEDIATE BOND FUND CLASS AAA AND
       THE BARCLAYS CAPITAL GOVERNMENT/CORPORATE BOND INDEX** (Unaudited)

                               (PERFORMANCE GRAPH)

                          BARCLAYS
                           CAPITAL
         INTERMEDIATE    GOVERNMENT/
           BOND FUND     CORPORATE
          (CLASS AAA)   BOND INDEX**
         ------------   ------------
Oct-91      $10,000        $10,000
Sep-92      $11,186        $11,323
Sep-93      $12,331        $12,618
Sep-94      $11,658        $12,096
Sep-95      $12,956        $13,832
Sep-96      $13,539        $14,454
Sep-97      $15,077        $15,842
Sep-98      $16,612        $17,876
Sep-99      $16,218        $17,586
Sep-00      $17,256        $18,772
Sep-01      $19,442        $21,244
Sep-02      $21,172        $23,200
Sep-03      $21,772        $24,711
Sep-04      $22,194        $25,534
Sep-05      $22,571        $26,192
Sep-06      $23,203        $27,064
Sep-07      $24,055        $28,439
Sep-08      $24,938        $29,125

                          Average Annual Total Return*

            1 Year   5 Year   10 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA    3.67%    2.76%    4.14%        5.52%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**   As of October 31, 2008, the name of the Lehman Brothers
     Government/Corporate Bond Index changed to the Barclays Capital Government/Corporate Bond Index.

SMALLCAP EQUITY FUND

     For the twelve months ended September 30, 2008, the GAMCO Westwood SmallCap Equity Fund's Class AAA Shares depreciated 20.01% versus declines of 14.48%, 17.07%, and 23.62% for the Russell 2000 Index, the Russell 2000 Growth Index, and the Lipper Small Cap Growth Fund Average, respectively.

     For the first nine months of the fiscal year the Fund was managed by Elizabeth Lilly, CFA, and since July 1st, 2008, by Nicholas Galluccio. Both managers use different strategies and we present Mrs. Lilly's performance analysis for the first nine months followed by Mr. Galluccio's analysis for the final three months of the fiscal year.

ELIZABETH LILLY, CFA

     During the nine months of the fiscal year through June 30, 2008, there were several investments that added to the overall performance. Two of the more significant contributors were NewMarket Corporation and Hawk Corporation (0.3% of net assets as of September 30, 2008). NewMarket Corporation increased double digits and is a global producer of petroleum additives that include detergents, dispersants, and friction modifiers among others. Hawk, which also increased significantly, is one of the top manufacturers of friction products in the world. We see tremendous value in Hawk and with management's 30% ownership stake we are confident they have shareholders' best interest in mind.

     Among the stocks that were disappointments over the past nine months were Deluxe Corporation and Tennant Corporation (1.2%). Over the past year, CEO Lee Schram and CFO Rick Green have significantly restructured and refocused Deluxe. Going forward, Deluxe will demonstrate significant operating leverage, substantially improved margins, and strong free cash flow and the valuation will respond accordingly. Tennant Corporation declined over 37%. Tennant is a Minnesota based company that serves the floor maintenance and outdoor cleaning equipment market. Going forward, we expect Tennant to achieve 12-13% operating margins from 7.5% level at present, generate significant cash flows and look to profitably expand internationally. NewMarket and Deluxe have been sold from the Fund.

NICHOLAS GALLUCCIO

     Among the best performing stocks during the last quarter of the fiscal year were Webster Financial Corp. (2.1%), the second largest independent bank in Connecticut, which gained 39% and KBW, Inc. (1.0%), a full service investment bank specializing in financial services, which should benefit from industry recapitalization, restructuring, and consolidation. Brown and Brown, Inc. (1.9%) is an insurance broker, with significant exposure to the soft Florida real estate market. A competitor, Hilb Rogal & Hobbs, was acquired earlier this year by Willis Group Holdings. Brown has earnings power of $1.50 to $2.00.

     Among the portfolio's disappointments were Commercial Metals Co. (0.3%), a broad maker of steel and metal products. The stock fell along with other commodity producers over worries that a global economic slowdown would dramatically curb end demand. Another disappointing performer during the last fiscal quarter was ATMI (1.4%), which fell 35%. ATMI, Inc. is a special chemical and high purity materials supplier to the semiconductor industry The company reduced its guidance as customers curbed inventories as a consequence of moderating chip demand. Another disappointment was GSI Group (0.6%), a maker of precision motor components and lasers. The stock fell over its announced acquisition of Excel Technology, an industrial laser company.

     The portfolio is diversified across a broad range of industries with holdings in approximately 200 companies. We employ bottom up fundamental research, with emphasis on strong balance sheets and attractive valuations. The stock market will eventually recognize cheap valuations in the portfolio as it looks through the valley to the next market recovery cycle.

         AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2008* (UNAUDITED)

                                                                                                      SINCE
                                                   YEAR TO                                          INCEPTION
                                       QUARTER      DATE     1 YEAR     3 YEAR   5 YEAR   10 YEAR   (4/15/97)
                                       --------   --------   --------   ------   ------   -------   ---------
SMALLCAP EQUITY FUND CLASS AAA .....    (4.84)%   (14.78)%   (20.01)%    2.42%    8.20%    4.81%      5.79%
Russell 2000 Index .................    (1.11)    (10.38)    (14.48)     1.83     8.15     7.81       7.56
Russell 2000 Growth Index ..........    (6.99)    (15.29)    (17.07)     1.45     6.64     4.67       4.50
Lipper Small Cap Growth Average ....   (10.35)    (21.03)    (23.62)    (1.20)    4.81     6.57       6.83

THE FUND'S CLASS AAA GROSS EXPENSE RATIO IS 2.24% IN THE CURRENT PROSPECTUS. THE NET EXPENSE RATIO IS 1.50%, AFTER CONTRACTUAL REIMBURSEMENTS AND CUSTODY FEE CREDITS BY THE ADVISER IN PLACE THROUGH JANUARY 31, 2010. THE FUND'S SHARES DO NOT HAVE A SALES CHARGE. TETON ADVISORS, INC. (FORMERLY GABELLI ADVISERS, INC.) ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES ON JULY 1, 2007 FROM WESTWOOD MANAGEMENT CORPORATION, PREVIOUSLY THE SUBADVISER.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE.WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT www.gabelli.com FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF THE 2,000 SMALLEST COMMON STOCKS IN THE RUSSELL 3000 INDEX, WHICH CONTAINS THE 3,000 LARGEST STOCKS IN THE U.S. BASED ON TOTAL MARKET CAPITALIZATION WHILE THE LIPPER SMALL CAP GROWTH FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN SMALL CAPITALIZATION SECURITIES INVOLVES SPECIAL CHALLENGES BECAUSE THESE SECURITIES MAY TRADE LESS FREQUENTLY AND EXPERIENCE MORE ABRUPT PRICE MOVEMENTS THAN LARGE CAPITALIZATION SECURITIES. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             SMALLCAP EQUITY FUND CLASS AAA, THE RUSSELL 2000 INDEX,
                  AND THE RUSSELL 2000 GROWTH INDEX (Unaudited)

                              (PERFORMANCE GRAPH)

                  SmallCap Equity                               Russell 2000
                  Fund (Class AAA)    Russell 2000 Index         Growth Index
   4/15/1997          $10,000              $10,000                 $10,000
   9/30/1997           14,480               13,410                  13,942
   9/30/1998           11,923               10,859                  10,480
   9/30/1999           18,950               12,930                  13,900
   9/30/2000           24,512               15,955                  18,024
   9/30/2001           13,930               12,571                  10,348
   9/30/2002           11,777               11,402                   8,468
   9/30/2003           12,861               15,563                  12,001
   9/30/2004           14,276               18,484                  13,432
   9/30/2005           17,751               21,825                  15,846
   9/30/2006           19,670               23,990                  16,778
   9/30/2007           23,843               26,950                  19,955
   9/30/2008           19,072               23,048                  16,549

                          Average Annual Total Return*

            1 Year   3 Year   5 Year   10 Year   Life of Fund
            ------   ------   ------   -------   ------------
Class AAA   (20.01)%  2.42%    8.20%    4.81%        5.79%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INCOME FUND

For the twelve months ended September 30, 2008, the GAMCO Westwood Income Fund's Class AAA Shares declined 18.15%, net of all fees and expenses, versus the 6.03% decrease of a stock/bond blend comprised of a 50% blend of each of the 10 Year Treasury Note Index and the S&P 500 Index, and the 20.75% depreciation for the Lipper Equity Income Fund Average.

For the fiscal year ended September 30, 2008, we had a few stocks that did well despite the miserable performance of the overall market. Stocks that appreciated in value over the full year were General Mills (4.2% of net assets as of September 30, 2008), Wells Fargo (2.9%), and USBancorp (4.2%). We also had gains in our purchases of State Street (1.1%), which were not held for the full year. Stocks which performed poorly for us included General Electric (3.0%), Pfizer (3.6%), Citigroup (1.9%), and Verizon (3.3%).

         AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2008* (UNAUDITED)

                                                                                                       SINCE
                                                  YEAR TO                                             INCEPTION
                                        QUARTER    DATE       1 YEAR    3 YEAR    5 YEAR    10 YEAR   (9/30/97)
                                        -------   --------   --------   -------   -------   -------   ---------
INCOME FUND CLASS AAA ...............   (5.99)%   (12.79)%   (18.15)%   (2.36)%     7.33%    9.45%      7.47%
Blended Index** .....................   (3.01)     (7.44)     (6.03)     2.71       4.65     3.84       4.70
10 Year Treasury Note Index .........    2.35       4.40       9.90      5.20       4.13     4.61       5.81
S&P 500 Index .......................   (8.36)    (19.27)    (21.96)     0.22       5.17     3.06       3.59
Lipper Equity Income Fund Average ...   (6.92)    (17.48)    (20.75)     0.79       6.15     4.59       4.38

THE FUND'S CLASS AAA GROSS EXPENSE RATIO IS 2.20% IN THE CURRENT PROSPECTUS. THE NET EXPENSE RATIO IS 1.50%, AFTER CONTRACTUAL REIMBURSEMENTS AND CUSTODY FEE CREDITS BY THE ADVISER IN PLACE THROUGH JANUARY 31, 2010. THE FUND'S SHARES DO NOT HAVE A SALES CHARGE. TETON ADVISORS, INC. (FORMERLY GABELLI ADVISERS, INC.) ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES ON JULY 1, 2007 FROM WESTWOOD MANAGEMENT CORPORATION, PREVIOUSLY THE SUBADVISER.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE.WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT www.gabelli.com FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE STANDARD & POOR'S ("S&P") 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE 10 YEAR TREASURY NOTE INDEX IS AN UNMANAGED INDEX TRACKING U.S. TREASURY NOTES WITH A 10 YEAR MATURITY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE 10 YEAR TREASURY NOTE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

**   THE BLENDED INDEX CONSISTS OF A 50% BLEND OF EACH OF THE 10 YEAR TREASURY
     NOTE INDEX AND THE S&P 500 INDEX.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
   INCOME FUND CLASS AAA, THE BLENDED INDEX, AND THE S&P 500 INDEX (Unaudited)

                              (PERFORMANCE GRAPH)

               INCOME
                FUND      BLENDED   S&P 500
            (CLASS AAA)    INDEX     INDEX
            -----------   -------   -------
9/30/1997     $10,000     $10,000   $10,000
9/30/1998     $ 8,950     $11,384   $10,908
9/30/1999     $ 8,442     $12,575   $13,939
9/30/2000     $10,541     $13,734   $15,789
9/30/2001     $11,741     $12,851   $11,588
9/30/2002     $12,622     $12,354   $ 9,216
9/30/2003     $15,503     $13,987   $11,461
9/30/2004     $18,986     $15,176   $13,050
9/30/2005     $23,718     $16,256   $14,649
9/30/2006     $24,524     $17,227   $16,228
9/30/2007     $26,969     $19,079   $18,951
9/30/2008     $22,074     $17,928   $14,789

                          Average Annual Total Return*

            1 Year    5 Year   10 Year  Life of Fund
            ------    ------   -------  ------------
Class AAA   (18.15)%   7.33%    9.45%       7.47%

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GAMCO WESTWOOD FUNDS
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from April 1, 2008 through September 30, 2008

                                                                   EXPENSE TABLE

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2008.

                           Beginning         Ending      Annualized     Expenses
                         Account Value   Account Value     Expense    Paid During
                            04/01/08        09/30/08        Ratio       Period*
                         -------------   -------------   ----------   -----------
GAMCO WESTWOOD MIGHTY MITES(SM) FUND
ACTUAL FUND RETURN
Class AAA                  $1,000.00       $  981.00        1.76%        $ 8.72
Class A                    $1,000.00       $  980.00        2.00%        $ 9.90
Class B                    $1,000.00       $  976.80        2.57%        $12.70
Class C                    $1,000.00       $  977.40        2.50%        $12.36
Class I                    $1,000.00       $  982.50        1.47%        $ 7.29
HYPOTHETICAL 5% RETURN
Class AAA                  $1,000.00       $1,016.20        1.76%        $ 8.87
Class A                    $1,000.00       $1,015.00        2.00%        $10.08
Class B                    $1,000.00       $1,012.15        2.57%        $12.93
Class C                    $1,000.00       $1,012.50        2.50%        $12.58
Class I                    $1,000.00       $1,017.65        1.47%        $ 7.41
GAMCO WESTWOOD EQUITY FUND
ACTUAL FUND RETURN
Class AAA                  $1,000.00       $  910.10        1.48%        $ 7.07
Class A                    $1,000.00       $  904.70        1.73%        $ 8.24
Class B                    $1,000.00       $  905.90        2.23%        $10.63
Class C                    $1,000.00       $  905.90        2.22%        $10.58
Class I                    $1,000.00       $  911.20        1.22%        $ 5.83
HYPOTHETICAL 5% RETURN
Class AAA                  $1,000.00       $1,017.60        1.48%        $ 7.47
Class A                    $1,000.00       $1,016.35        1.73%        $ 8.72
Class B                    $1,000.00       $1,013.85        2.23%        $11.23
Class C                    $1,000.00       $1,013.90        2.22%        $11.18
Class I                    $1,000.00       $1,018.90        1.22%        $ 6.16
GAMCO WESTWOOD BALANCED FUND
ACTUAL FUND RETURN
Class AAA                  $1,000.00       $  941.30        1.21%        $ 5.87
Class A                    $1,000.00       $  939.50        1.46%        $ 7.08
Class B                    $1,000.00       $  937.60        1.96%        $ 9.49
Class C                    $1,000.00       $  937.70        1.96%        $ 9.49
Class I                    $1,000.00       $  941.60        0.96%        $ 4.66
HYPOTHETICAL 5% RETURN
Class AAA                  $1,000.00       $1,018.95        1.21%        $ 6.11
Class A                    $1,000.00       $1,017.70        1.46%        $ 7.36
Class B                    $1,000.00       $1,015.20        1.96%        $ 9.87
Class C                    $1,000.00       $1,015.20        1.96%        $ 9.87
Class I                    $1,000.00       $1,020.20        0.96%        $ 4.85
GAMCO WESTWOOD INTERMEDIATE BOND FUND
ACTUAL FUND RETURN
Class AAA                  $1,000.00       $  988.30        1.00%        $ 4.97
Class A                    $1,000.00       $  987.80        1.10%        $ 5.47
Class B                    $1,000.00       $  984.50        1.75%        $ 8.68
Class C                    $1,000.00       $  984.20        1.75%        $ 8.68
Class I                    $1,000.00       $  990.40        0.75%        $ 3.73
HYPOTHETICAL 5% RETURN
Class AAA                  $1,000.00       $1,020.00        1.00%        $ 5.05
Class A                    $1,000.00       $1,019.50        1.10%        $ 5.55
Class B                    $1,000.00       $1,016.25        1.75%        $ 8.82
Class C                    $1,000.00       $1,016.25        1.75%        $ 8.82
Class I                    $1,000.00       $1,021.25        0.75%        $ 3.79
GAMCO WESTWOOD SMALLCAP EQUITY FUND
ACTUAL FUND RETURN
Class AAA                  $1,000.00       $  953.10        1.51%        $ 7.37
Class A                    $1,000.00       $  951.90        1.76%        $ 8.59
Class B                    $1,000.00       $  949.50        2.27%        $11.06
Class C                    $1,000.00       $  949.80        2.27%        $11.07
Class I                    $1,000.00       $  953.90        1.26%        $ 6.15
HYPOTHETICAL 5% RETURN
Class AAA                  $1,000.00       $1,017.45        1.51%        $ 7.62
Class A                    $1,000.00       $1,016.20        1.76%        $ 8.87
Class B                    $1,000.00       $1,013.65        2.27%        $11.43
Class C                    $1,000.00       $1,013.65        2.27%        $11.43
Class I                    $1,000.00       $1,018.70        1.26%        $ 6.36
GAMCO WESTWOOD INCOME FUND
ACTUAL FUND RETURN
Class AAA                  $1,000.00       $  911.00        1.53%        $ 7.31
Class A                    $1,000.00       $  910.00        1.78%        $ 8.50
Class B                    $1,000.00       $  905.30        2.28%        $10.86
Class C                    $1,000.00       $  906.60        2.28%        $10.87
Class I                    $1,000.00       $  911.90        1.29%        $ 6.17
HYPOTHETICAL 5% RETURN
Class AAA                  $1,000.00       $1,017.35        1.53%        $ 7.72
Class A                    $1,000.00       $1,016.10        1.78%        $ 8.97
Class B                    $1,000.00       $1,013.60        2.28%        $11.48
Class C                    $1,000.00       $1,013.60        2.28%        $11.48
Class I                    $1,000.00       $1,018.55        1.29%        $ 6.51

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2008:



GAMCO WESTWOOD MIGHTY MITES(SM) FUND

U.S. Government Obligations ..........................................    37.2%
Financial Services ...................................................     8.8%
Health Care ..........................................................     7.1%
Equipment and Supplies ...............................................     5.4%
Diversified Industrial ...............................................     5.0%
Business Services ....................................................     3.5%
Automotive: Parts and Accessories ....................................     2.9%
Specialty Chemicals ..................................................     2.8%
Energy and Utilities: Natural Gas ....................................     2.7%
Telecommunications ...................................................     2.5%
Machinery ............................................................     2.0%
Electronics ..........................................................     2.0%
Consumer Products ....................................................     1.7%
Real Estate ..........................................................     1.6%
Energy and Utilities: Integrated .....................................     1.6%
Food and Beverage ....................................................     1.6%
Broadcasting .........................................................     1.5%
Manufactured Housing and Recreational Vehicles .......................     1.4%
Aviation: Parts and Services .........................................     1.3%
Entertainment ........................................................     1.2%
Energy and Utilities: Water ..........................................     1.2%
Aerospace ............................................................     1.2%
Hotels and Gaming ....................................................     1.1%
Energy and Utilities: Electric .......................................     1.1%
Energy and Utilities: Services .......................................     1.0%
Restaurants ..........................................................     0.8%
Closed-End Business Development Company ..............................     0.6%
Computer Software and Services .......................................     0.6%
Transportation .......................................................     0.5%
Agriculture ..........................................................     0.5%
Publishing ...........................................................     0.5%
Communications Equipment .............................................     0.3%
Building and Construction ............................................     0.3%
Retail ...............................................................     0.3%
Paper and Forest Products ............................................     0.2%
Cable ................................................................     0.1%
Educational Services .................................................     0.1%
Environmental Control ................................................     0.0%
Consumer Services ....................................................     0.0%
Metals and Mining ....................................................     0.0%
Other Assets and Liabilities (Net) ...................................    (4.2)%
                                                                         -----
                                                                         100.0%
                                                                         =====

GAMCO WESTWOOD EQUITY FUND

Financial Services ...................................................    12.3%
Banking ..............................................................    11.3%
Energy: Oil ..........................................................     9.1%
Energy: Integrated ...................................................     7.8%
Consumer Products ....................................................     7.6%
Health Care ..........................................................     6.8%
Computer Software and Services .......................................     5.8%
Business Services ....................................................     5.0%
Telecommunications ...................................................     5.0%
Mutual Funds .........................................................     4.1%
Energy: Natural Gas ..................................................     3.6%
Diversified Industrial ...............................................     3.2%
Aviation: Parts and Services .........................................     2.6%
Communications Equipment .............................................     2.5%
Computer Hardware ....................................................     2.5%
Retail ...............................................................     2.5%
Food and Beverage ....................................................     2.5%
Entertainment ........................................................     2.4%
Metals and Mining ....................................................     2.2%
Electronics ..........................................................     1.3%
Energy: Services .....................................................     1.2%
Other Assets and Liabilities (Net) ...................................    (1.3)%
                                                                         -----
                                                                         100.0%
                                                                         =====

GAMCO WESTWOOD BALANCED FUND

U.S. Government Agency Obligations ...................................    15.9%
U.S. Government Obligations ..........................................    10.2%
Financial Services ...................................................     9.0%
Banking ..............................................................     8.6%
Energy: Oil ..........................................................     7.1%
Consumer Products ....................................................     4.8%
Health Care ..........................................................     4.7%
Computer Software and Services .......................................     3.9%
Utilities ............................................................     3.2%
Telecommunications ...................................................     3.1%
Mutual Funds .........................................................     3.1%
Diversified Industrial ...............................................     3.0%
Business Services ....................................................     2.9%
Energy: Natural Gas ..................................................     2.9%
Retail ...............................................................     2.5%
Food and Beverage ....................................................     2.2%
Computer Hardware ....................................................     2.1%
Energy: Integrated ...................................................     1.6%
Aviation: Parts and Services .........................................     1.6%
Entertainment ........................................................     1.5%
Communications Equipment .............................................     1.5%
Metals and Mining ....................................................     1.4%
Electronics ..........................................................     1.2%
Energy: Services .....................................................     0.7%
Transportation .......................................................     0.7%
Other Assets and Liabilities (Net) ...................................     0.6%
                                                                         -----
                                                                         100.0%
                                                                         =====

SUMMARY OF PORTFOLIO HOLDINGS (CONTINUED) (UNAUDITED)

GAMCO WESTWOOD INTERMEDIATE BOND FUND

Common Stocks ........................................................    13.2%
Corporate Bonds ......................................................    34.3%
U.S. Government Agency Obligations ...................................    33.4%
U.S. Government Obligations ..........................................    23.6%
Other Assets and Liabilities (Net) ...................................    (4.5)%
                                                                         -----
                                                                         100.0%
                                                                         =====

GAMCO WESTWOOD SMALLCAP EQUITY FUND

Financial Services ...................................................    17.6%
Electronics ..........................................................    14.6%
Semiconductors .......................................................    12.0%
Specialty Chemicals ..................................................     6.2%
Computer Software and Services .......................................     6.1%
Health Care ..........................................................     5.1%
Equipment and Supplies ...............................................     4.8%
Diversified Industrial ...............................................     4.4%
Machinery ............................................................     4.3%
Retail ...............................................................     4.0%
Consumer Products ....................................................     3.7%
Business Services ....................................................     3.5%
Aerospace ............................................................     1.8%
Food and Beverage ....................................................     1.4%
Communications Equipment .............................................     1.3%
Educational Services .................................................     1.3%
Energy and Utilities .................................................     1.1%
Publishing ...........................................................     1.0%
Manufactured Housing and Recreational Vehicles .......................     0.9%
Computer Hardware ....................................................     0.8%
Automotive: Parts and Accessories ....................................     0.8%
Building and Construction ............................................     0.6%
Metals and Mining ....................................................     0.6%
Transportation .......................................................     0.3%
Restaurants ..........................................................     0.3%
Hotels and Gaming ....................................................     0.3%
Aviation: Parts and Services .........................................     0.3%
Telecommunications ...................................................     0.2%
Consumer Services ....................................................     0.2%
Other Assets and Liabilities (Net) ...................................     0.5%
                                                                         -----
                                                                         100.0%
                                                                         =====

GAMCO WESTWOOD INCOME FUND

Financial Services ...................................................    19.9%
Banking ..............................................................    14.3%
Energy and Utilities: Integrated .....................................     9.0%
Food and Beverage ....................................................     8.9%
Energy and Utilities: Oil ............................................     8.8%
Telecommunications ...................................................     7.7%
U.S. Government Agency Obligations ...................................     7.1%
Health Care ..........................................................     5.5%
Business Services ....................................................     4.1%
Diversified Industrial ...............................................     3.5%
Energy and Utilities: Services .......................................     3.1%
Energy and Utilities: Natural Gas ....................................     2.6%
Specialty Chemicals ..................................................     2.6%
Paper and Forest Products ............................................     2.0%
Broadcasting .........................................................     2.0%
Electronics ..........................................................     1.9%
Retail ...............................................................     1.7%
Other Assets and Liabilities (Net) ...................................    (4.7)%
                                                                         -----
                                                                         100.0%
                                                                         =====

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED JUNE 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT www.gabelli.com OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds' proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

We have separated the portfolio managers' commentaries from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentaries are unrestricted. The financial statements and investment portfolio are mailed separately from the commentaries. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2008

   SHARES                                                  COST      MARKET VALUE
-----------                                            ------------  ------------
             COMMON STOCKS -- 66.4%
             AEROSPACE -- 1.2%
     45,500  Herley Industries Inc.+ ................  $    666,746  $    778,050
        500  Innovative Solutions & Support Inc. ....         8,972         2,730
                                                       ------------  ------------
                                                            675,718       780,780
                                                       ------------  ------------
             AGRICULTURE -- 0.5%
        225  J.G. Boswell Co. .......................       144,676       157,500
        792  Limoneira Co. ..........................       196,267       190,080
                                                       ------------  ------------
                                                            340,943       347,580
                                                       ------------  ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.5%
        400  Amerityre Corp.+ .......................         1,486           408
     52,000  Earl Scheib Inc.+ ......................       249,890       114,660
     25,500  Midas Inc.+ ............................       379,203       350,880
     19,000  Proliance International Inc.+ ..........        89,019        14,250
      2,000  Puradyn Filter Technologies Inc.+ ......         1,956           640
    197,000  Standard Motor Products Inc. ...........     1,613,394     1,225,340
        300  Strattec Security Corp. ................         8,285         7,926
                                                       ------------  ------------
                                                          2,343,233     1,714,104
                                                       ------------  ------------
             AVIATION: PARTS AND SERVICES -- 1.3%
        800  Curtiss-Wright Corp. ...................         8,610        36,360
      6,200  Kaman Corp. ............................        92,246       176,576
    265,410  The Fairchild Corp., Cl. A+ ............       920,039       690,066
                                                       ------------  ------------
                                                          1,020,895       903,002
                                                       ------------  ------------
             BROADCASTING -- 1.5%
     65,000  Acme Communications Inc.+ ..............       308,949        61,750
     24,500  Beasley Broadcast Group Inc., Cl. A ....       227,415        41,405
     50,000  Citadel Broadcasting Corp.+ ............        77,290        39,000
     45,000  Crown Media Holdings Inc., Cl. A+ ......       353,143       226,350
     21,400  Equity Media Holdings Corp.+ ...........       100,223        11,770
     14,000  Fisher Communications Inc. .............       548,402       551,600
        924  Granite Broadcasting Corp.+ ............        24,780         6,468
     25,000  Gray Television Inc. ...................       217,569        43,000
     16,000  Salem Communications Corp., Cl. A+ .....       110,224        20,000
     45,000  Young Broadcasting Inc., Cl. A+ ........       140,544         2,363
                                                       ------------  ------------
                                                          2,108,539     1,003,706
                                                       ------------  ------------
             BUILDING AND CONSTRUCTION -- 0.3%
      4,000  Huttig Building Products Inc.+ .........        13,358         8,360
      6,000  Material Sciences Corp.+ ...............        75,551        34,500
      6,400  The Monarch Cement Co. .................       152,845       172,800
                                                       ------------  ------------
                                                            241,754       215,660
                                                       ------------  ------------
             BUSINESS SERVICES -- 3.5%
    250,000  AMICAS Inc.+ ...........................       978,813       600,000
     28,000  ANC Rental Corp.+ ......................           840             3
     31,000  Ascent Media Corp., Cl. A+ .............       872,313       756,710
        103  Chazak Value Corp.+ (a) ................             0             0
     99,000  Edgewater Technology Inc.+ .............       474,450       481,140
     67,500  Nashua Corp.+ ..........................       551,362       542,025
        500  StarTek Inc.+ ..........................         8,375         3,210
                                                       ------------  ------------
                                                          2,886,153     2,383,088
                                                       ------------  ------------
             CABLE -- 0.1%
     90,000  Adelphia Communications
                Corp., Cl. A+ (a) ...................        15,750             0
     90,000  Adelphia Communications
             Corp., Cl. A, Escrow+ (a) ..............             0             0
     90,000  Adelphia Recovery Trust+ ...............             0           180
      7,800  Outdoor Channel Holdings Inc.+ .........        59,370        68,640
                                                       ------------  ------------
                                                             75,120        68,820
                                                       ------------  ------------

   SHARES                                                  COST      MARKET VALUE
-----------                                            ------------  ------------
             CLOSED-END BUSINESS DEVELOPMENT COMPANY -- 0.6%
     27,000  MVC Capital Inc. .......................  $    270,762  $    411,750
                                                       ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 0.3%
     16,200  Communications Systems Inc. ............       151,467       172,368
      2,000  Symmetricom Inc.+ ......................         9,821         9,940
      4,000  Technical Communications Corp.+ ........        25,077        21,800
     40,000  ViewCast.com Inc.+ .....................        18,600        14,400
                                                       ------------  ------------
                                                            204,965       218,508
                                                       ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.6%
     18,000  Furmanite Corp.+ .......................        75,374       186,120
      1,910  Gemalto NV+ ............................        10,942        67,733
      2,000  Mercury Computer Systems Inc.+ .........        17,259        17,800
        834  Prosoft Learning Corp.+ (a) ............        11,216             0
    850,000  StorageNetworks Inc., Escrow+ (a) ......             0        25,500
      5,000  Tier Technologies Inc., Cl. B+ .........        37,833        37,150
      2,000  Tyler Technologies Inc.+ ...............         8,050        30,340
      2,000  VMetro ASA .............................         4,112         3,932
                                                       ------------  ------------
                                                            164,786       368,575
                                                       ------------  ------------
             CONSUMER PRODUCTS -- 1.7%
     18,000  Adams Golf Inc.+ .......................       122,578        81,540
      1,000  Ducati Motor Holding SpA, ADR+ .........        15,665        23,050
      4,000  Heelys Inc.+ ...........................        21,324        17,920
      4,500  Marine Products Corp. ..................         4,609        37,350
        300  National Presto Industries Inc. ........         8,618        22,350
    136,400  Schiff Nutrition International Inc.+ ...       278,919       931,612
     41,530  Syratech Corp.+ ........................        10,382           831
                                                       ------------  ------------
                                                            462,095     1,114,653
                                                       ------------  ------------
             CONSUMER SERVICES -- 0.0%
      7,000  Bowlin Travel Centers Inc.+ ............        11,193        11,550
      1,000  Collectors Universe Inc. ...............         3,530         9,300
                                                       ------------  ------------
                                                             14,723        20,850
                                                       ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 5.0%
      6,500  Ampco-Pittsburgh Corp. .................       130,000       168,350
        200  Burnham Holdings Inc., Cl. A ...........         3,294         2,150
     25,000  Haulotte Group .........................       134,090       310,419
     54,700  Hawk Corp., Cl. A+ .....................       966,711     1,101,111
     93,000  Katy Industries Inc.+ ..................       338,193       134,850
     98,000  Magnetek Inc.+ .........................       448,027       396,900
     30,000  National Patent Development Corp.+ .....        72,240        64,500
     10,000  RWC Inc.+ ..............................       217,878        17,500
    431,000  Stamford Industrial Group Inc.+ ........       178,289       603,400
     40,000  Tech/Ops Sevcon Inc. ...................       241,817       172,000
    305,000  WHX Corp.+ .............................       597,764       427,000
                                                       ------------  ------------
                                                          3,328,303     3,398,180
                                                       ------------  ------------
             EDUCATIONAL SERVICES -- 0.1%
      2,200  Universal Technical Institute Inc.+ ....        34,193        37,532
                                                       ------------  ------------
             ELECTRONICS -- 2.0%
     50,000  Alliance Semiconductor Corp. ...........       159,909        37,500
      4,000  Bel Fuse Inc., Cl. A ...................       122,125       110,000
      2,000  BTU International Inc.+ ................        18,435        17,600
     70,000  California Micro Devices Corp.+ ........       285,950       209,300
     28,000  CTS Corp. ..............................       254,260       357,840
      2,000  GSI Group Inc.+ ........................         7,080         7,060
     70,000  IntriCon Corp.+ ........................       230,961       275,800
      5,000  Methode Electronics Inc. ...............        46,441        44,700
      1,000  Schmitt Industries Inc.+ ...............         6,409         6,325

                  See accompanying notes to financial statements.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2008

   SHARES                                                  COST      MARKET VALUE
-----------                                            ------------  ------------
             COMMON STOCKS (CONTINUED)
             ELECTRONICS (CONTINUED)
     20,000  SIRIT Inc.+ ............................  $     11,714  $      3,289
     18,000  Stoneridge Inc.+ .......................       174,517       202,500
        178  Trimble Navigation Ltd.+ ...............         4,943         4,603
      2,000  Ultra Clean Holdings Inc.+ .............        12,832        10,080
      5,000  Ultralife Corp.+ .......................        53,740        38,750
      3,500  Zoran Corp.+ ...........................        22,500        28,560
                                                       ------------  ------------
                                                          1,411,816     1,353,907
                                                       ------------  ------------
             ENERGY AND UTILITIES: ELECTRIC -- 1.0%
      2,140  Great Plains Energy Inc. ...............        55,469        47,551
     11,000  Maine & Maritimes Corp.+ ...............       344,485       362,450
     11,050  Unitil Corp. ...........................       290,031       288,294
                                                       ------------  ------------
                                                            689,985       698,295
                                                       ------------  ------------
             ENERGY AND UTILITIES: INTEGRATED -- 1.6%
     49,950  Florida Public Utilities Co. ...........       497,334       644,355
      6,000  MGE Energy Inc. ........................       189,291       213,300
        801  Pardee Resources Co. Inc. ..............        72,384       182,227
     95,200  Progress Energy Inc., CVO+ (a) .........        10,472        31,416
     10,000  ProSep Inc.+ ...........................         3,396         2,819
                                                       ------------  ------------
                                                            772,877     1,074,117
                                                       ------------  ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.7%
      7,400  Chesapeake Utilities Corp. .............       207,025       245,754
     31,000  Corning Natural Gas Corp.+ .............       482,189       499,100
      8,900  EnergySouth Inc. .......................       500,584       546,727
      3,000  Evergreen Energy Inc.+ .................        11,060         2,820
     31,200  PetroCorp Escrow Shares+ (a) ...........             0         1,872
     16,500  RGC Resources Inc. .....................       363,162       466,785
     20,300  U.S. Energy Corp.+ .....................        85,659        52,577
                                                       ------------  ------------
                                                          1,649,679     1,815,635
                                                       ------------  ------------
             ENERGY AND UTILITIES: SERVICES -- 1.0%
      9,500  Acergy SA, ADR .........................        32,064        95,570
        950  Covanta Holding Corp.+ .................         3,996        22,743
     40,000  RPC Inc. ...............................       173,633       562,400
                                                       ------------  ------------
                                                            209,693       680,713
                                                       ------------  ------------
             ENERGY AND UTILITIES: WATER -- 1.2%
      4,500  Artesian Resources Corp., Cl. A ........        48,063        76,185
      2,500  California Water Service Group .........        55,553        96,250
      4,000  Consolidated Water Co. Ltd. ............        55,124        68,080
      5,700  Middlesex Water Co. ....................        96,987        99,579
     10,000  Pennichuck Corp. .......................       232,997       230,000
      8,000  SJW Corp. ..............................        98,372       239,760
                                                       ------------  ------------
                                                            587,096       809,854
                                                       ------------  ------------
             ENTERTAINMENT -- 1.2%
     13,500  Canterbury Park Holding Corp. ..........       138,262       118,125
      1,802  Chestnut Hill Ventures+ (a) ............        67,956        50,733
     34,000  Dover Motorsports Inc. .................       170,332       185,300
     20,500  Jetix Europe NV+ .......................       119,990       460,026
        800  LodgeNet Entertainment Corp.+ ..........         8,800         1,624
     40,000  Triple Crown Media Inc.+ ...............        46,834           680
                                                       ------------  ------------
                                                            552,174       816,488
                                                       ------------  ------------
             ENVIRONMENTAL CONTROL -- 0.0%
     10,000  BioteQ Environmental Technologies
                Inc.+ ...............................        16,559        20,672
        500  Sharps Compliance Corp.+ ...............         1,265         1,400
                                                       ------------  ------------
                                                             17,824        22,072
                                                       ------------  ------------
             EQUIPMENT AND SUPPLIES -- 5.4%
    130,800  Baldwin Technology Co. Inc., Cl. A+ ....       308,707       334,848
     15,000  Capstone Turbine Corp.+ ................        27,450        19,350
     20,000  Cherokee International Corp.+ ..........        93,467        57,000

   SHARES                                                  COST      MARKET VALUE
-----------                                            ------------  ------------
     17,000  Core Molding Technologies Inc.+ ........  $     73,283  $    102,000
      6,100  Fedders Corp.+ (a) .....................         1,646             0
      1,000  Genoil Inc.+ ...........................           225           160
     10,000  Gerber Scientific Inc.+ ................        82,578        91,400
      8,500  Gildemeister AG ........................        61,536       141,800
      4,000  GrafTech International Ltd.+ ...........        24,000        60,440
     21,000  L.S. Starrett Co., Cl. A ...............       345,440       387,030
     20,000  Maezawa Kyuso Industries Co. Ltd. ......       108,117       281,134
     14,000  Met-Pro Corp. ..........................       182,775       204,260
      9,000  Mine Safety Appliances Co. .............       294,989       343,080
     17,600  SL Industries Inc.+ ....................       140,620       233,200
      1,000  SRS Labs Inc.+ .........................         5,500         5,510
      5,000  The Eastern Co. ........................        50,980        67,500
    150,000  TransAct Technologies Inc.+ ............       940,481     1,194,000
      9,000  Vicor Corp. ............................        99,181        79,920
      1,000  WaterFurnace Renewable Energy Inc. .....        24,510        24,825
        500  Watts Water Technologies Inc.,
                Cl. A ...............................         7,648        13,675
                                                       ------------  ------------
                                                          2,873,133     3,641,132
                                                       ------------  ------------
             FINANCIAL SERVICES -- 8.8%
      2,400  Bank of Florida Corp.+ .................        26,835        19,776
     16,100  Berkshire Bancorp Inc. .................       219,414       160,678
         75  Burke & Herbert Bank and Trust Co. .....        95,726       111,000
     27,500  Crazy Woman Creek Bancorp Inc. .........       474,571       579,563
    179,000  Epoch Holding Corp. ....................       464,160     1,888,450
         14  Farmers & Merchants Bank of Long
                Beach ...............................        90,195        62,300
      6,000  Fidelity Southern Corp. ................        53,378        25,920
     30,300  Flushing Financial Corp. ...............       454,751       530,250
      7,400  Gateway Financial Holdings Inc. ........        90,921        39,590
         10  Guaranty Corp., Cl. A+ .................       137,500       161,250
     40,000  Integrity Mutual Funds Inc.+ ...........        35,200        14,000
      7,000  Nara Bancorp Inc. ......................        89,101        78,400
     11,055  New York Community Bancorp Inc. ........       143,811       185,613
      5,697  Northrim BanCorp Inc. ..................       119,035        93,431
      7,400  Oritani Financial Corp.+ ...............        97,879       124,690
      6,500  Parish National Corp. (a) ..............       253,149       900,250
      9,167  Patriot National Bancorp Inc. ..........       141,747       107,712
      5,000  Provident New York Bancorp .............        74,850        66,100
      6,000  Seacoast Banking Corp. of Florida ......        71,205        64,380
        116  Sunwest Bank+ ..........................       322,721       208,800
     19,000  SWS Group Inc. .........................       238,753       383,040
      1,020  TIB Financial Corp. ....................         7,780         5,743
     10,000  Tree.com Inc.+ .........................        82,623        48,200
      9,000  Wilshire Bancorp Inc. ..................        78,874       109,530
                                                       ------------  ------------
                                                          3,864,179     5,968,666
                                                       ------------  ------------
             FOOD AND BEVERAGE -- 1.5%
      1,000  Andrew Peller Ltd., Cl. A ..............         9,614         8,569
      2,500  Boston Beer Co. Inc., Cl. A+ ...........        55,125       118,725
      4,000  Genesee Corp., Cl. A+ (a) ..............         4,060             0
     30,100  Genesee Corp., Cl. B+ (a) ..............        13,986             0
      1,100  Hanover Foods Corp., Cl. A+ ............       110,881       102,025
      2,000  J & J Snack Foods Corp. ................        28,830        67,820
     45,000  Lifeway Foods Inc.+ ....................       316,480       526,500
     14,000  MGP Ingredients Inc. ...................        67,550        39,760
      7,000  Rock Field Co. Ltd. ....................       113,721        87,405
        900  Scheid Vineyards Inc., Cl. A+ ..........        29,446        28,575
      1,000  The Inventure Group Inc.+ ..............         2,660         1,700
      6,400  Willamette Valley Vineyards Inc.+ ......        41,644        30,016
                                                       ------------  ------------
                                                            793,997     1,011,095
                                                       ------------  ------------

                 See accompanying notes to financial statements.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2008

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE -- 7.1%
     18,000  AFP Imaging Corp.+ .....................  $     38,720  $      3,420
      2,000  Alpharma Inc., Cl. A+ ..................        44,140        73,780
     59,000  BioLase Technology Inc.+ ...............       567,974       111,510
     10,000  Boiron SA ..............................       166,957       263,680
      1,000  Bruker Corp.+ ..........................         5,980        13,330
      6,000  Cepheid Inc.+ ..........................        91,579        82,980
    110,000  Continucare Corp.+ .....................       261,281       293,700
        100  CPEX Pharmaceuticals Inc.+ .............         1,490         1,875
     96,000  Del Global Technologies Corp.+ .........       205,665       124,800
      5,000  DexCom Inc.+ ...........................        65,375        30,950
      1,000  Elite Pharmaceuticals Inc., Cl. A+ .....         2,690           170
      7,000  Exactech Inc.+ .........................       111,892       155,680
     24,000  Heska Corp.+ ...........................        47,041        15,600
     24,000  I-Flow Corp.+ ..........................       271,930       223,440
      4,000  ICU Medical Inc.+ ......................       105,038       121,640
      5,000  Inverness Medical Innovations Inc.+ ....        94,541       150,000
     10,000  Langer Inc.+ ...........................        49,577         9,000
     40,000  Matrixx Initiatives Inc.+ ..............       627,576       719,600
     20,000  Micrus Endovascular Corp.+ .............       249,903       279,000
     10,000  Monogram Biosciences Inc.+ .............        15,050         7,600
     21,000  Neogen Corp.+ ..........................       160,903       591,780
      2,500  NMT Medical Inc.+ ......................         7,858         7,800
      7,000  Opko Health Inc.+ ......................        24,563        12,250
      2,000  Orthofix International NV+ .............        45,220        37,260
     10,000  Pain Therapeutics Inc.+ ................        80,754        97,700
     10,000  PreMD Inc.+ ............................        18,320           460
     20,000  Quidel Corp.+ ..........................        88,363       328,200
     37,415  RTI Biologics Inc.+ ....................       321,817       349,830
        200  Sirona Dental Systems Inc.+ ............         3,900         4,656
     87,000  Sonic Innovations Inc.+ ................       396,779       220,980
     15,000  Syneron Medical Ltd.+ ..................       204,831       213,750
      1,000  ThermoGenesis Corp.+ ...................         2,520         1,250
     16,000  United-Guardian Inc. ...................       154,087       168,800
      3,000  Young Innovations Inc. .................        81,168        60,540
                                                       ------------  ------------
                                                          4,615,482     4,777,011
                                                       ------------  ------------
             HOTELS AND GAMING -- 1.1%
      4,000  Dover Downs Gaming & Entertainment
                Inc. ................................        24,903        31,120
      2,000  Florida Gaming Corp.+ ..................         6,950         8,000
      8,500  Multimedia Games Inc.+ .................        76,734        36,805
     33,000  Sonesta International Hotels Corp.,
                Cl. A ...............................     1,257,272       686,400
                                                       ------------  ------------
                                                          1,365,859       762,325
                                                       ------------  ------------
             MACHINERY -- 2.0%
     45,000  Gehl Co.+ ..............................     1,328,674     1,324,350
      5,000  TurboChef Technologies Inc.+ ...........        29,829        30,750
                                                       ------------  ------------
                                                          1,358,503     1,355,100
                                                       ------------  ------------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 1.4%
    100,000  Cavalier Homes Inc.+ ...................       473,540       168,000
      8,800  Cavco Industries Inc.+ .................       174,393       318,120
     15,000  Coachmen Industries Inc.+ ..............        53,748        24,750
      9,000  Nobility Homes Inc. ....................       141,603       145,800
     15,000  Palm Harbor Homes Inc.+ ................       259,956       148,650
      5,000  Skyline Corp. ..........................       169,393       132,150
                                                       ------------  ------------
                                                          1,272,633       937,470
                                                       ------------  ------------
             METALS AND MINING -- 0.0%
      4,000  Uranium Resources Inc.+ ................        22,056         6,760
                                                       ------------  ------------
             PAPER AND FOREST PRODUCTS -- 0.2%
        700  Keweenaw Land Association Ltd. .........       130,662       143,500
                                                       ------------  ------------

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             PUBLISHING -- 0.5%
     54,000  Journal Communications Inc., Cl. A .....  $    264,180  $    263,520
     11,000  PRIMEDIA Inc. ..........................        95,380        26,730
      3,333  The E.W. Scripps Co., Cl. A ............        33,283        23,564
                                                       ------------  ------------
                                                            392,843       313,814
                                                       ------------  ------------
             REAL ESTATE -- 1.6%
      7,300  Bresler & Reiner Inc. ..................       225,886       125,925
      6,000  Capital Properties Inc., Cl. A .........        97,890       138,600
     11,200  Griffin Land & Nurseries Inc. ..........       271,918       415,296
      3,000  Gyrodyne Co. of America Inc.+ ..........        53,308       114,270
      1,000  Holobeam Inc.+ .........................        32,612        25,655
     20,000  Reading International Inc., Cl. A+ .....       163,770       137,700
     19,000  Reading International Inc., Cl. B+ .....       178,706       150,100
      2,508  Royalty LLC+ (a)(b) ....................             0         3,985
                                                       ------------  ------------
                                                          1,024,090     1,111,531
                                                       ------------  ------------
             RESTAURANTS -- 0.8%
     26,600  Nathan's Famous Inc.+ ..................       266,356       423,206
     10,000  The Steak n Shake Co.+ .................       116,209        86,800
                                                       ------------  ------------
                                                            382,565       510,006
                                                       ------------  ------------
             RETAIL -- 0.3%
     40,000  CoolBrands International Inc.+ .........        56,232        25,934
      4,000  Movado Group Inc. ......................        59,970        89,400
      2,000  Village Super Market Inc., Cl. A  ......        88,308        95,340
                                                       ------------  ------------
                                                            204,510       210,674
                                                       ------------  ------------
             SPECIALTY CHEMICALS -- 2.8%
    267,226  General Chemical Group Inc.+ ...........        59,859         4,676
     32,000  Hawkins Inc. ...........................       411,190       560,640
      1,000  KMG Chemicals Inc. .....................         3,270         6,980
     55,000  Omnova Solutions Inc.+ .................       302,076       109,450
     70,000  Zep Inc. ...............................       909,647     1,234,800
                                                       ------------  ------------
                                                          1,686,042     1,916,546
                                                       ------------  ------------
             TELECOMMUNICATIONS -- 2.5%
      1,000  Ambient Corp.+ .........................           280            29
      1,000  Applied Signal Technology Inc. .........        16,330        17,380
        175  Consolidated Communications
                Holdings Inc. .......................         3,117         2,639
     29,000  D&E Communications Inc. ................       312,536       218,950
      2,000  Electronic Systems Technology Inc. .....         1,410           950
     48,000  HickoryTech Corp. ......................       453,022       278,880
         80  Horizon Telecom Inc., Cl. A ............         9,250        10,960
        350  Horizon Telecom Inc., Cl. B ............        39,964        41,134
      1,400  Lexcom Inc., Cl. B, Non-Voting+ ........        78,659       118,055
     36,200  New Ulm Telecom Inc. (a) ...............       395,552       331,230
     10,000  PNV Inc.+ ..............................             3            18
      2,500  Preformed Line Products Co. ............       115,368       145,850
     18,000  Shenandoah Telecommunications Co. ......        94,686       397,260
     33,000  Sycamore Networks Inc.+ ................       107,085       106,590
        152  Telecorp Escrow Shares (a) .............             0             0
      2,305  Virgin Media Inc. ......................        31,540        18,210
                                                       ------------  ------------
                                                          1,658,802     1,688,135
                                                       ------------  ------------
             TRANSPORTATION -- 0.5%
     21,100  Providence and Worcester Railroad Co. ..       369,656       358,700
        400  Trailer Bridge Inc.+ ...................         4,452         2,204
                                                       ------------  ------------
                                                            374,108       360,904
                                                       ------------  ------------
             TOTAL COMMON STOCKS ....................    42,082,790    44,972,538
                                                       ------------  ------------

                 See accompanying notes to financial statements.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2008

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             PREFERRED STOCKS -- 0.4%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.4%
     15,000  Jungheinrich AG Pfd. ...................  $    121,895  $    259,527
                                                       ------------  ------------
             CONVERTIBLE PREFERRED STOCKS -- 0.1%
             BUSINESS SERVICES -- 0.0%
        150  Interep National Radio Sales Inc.,
                4.000% Cv. Pfd., Ser. A (a)(b)(c)+ ..        13,849             0
                                                       ------------  ------------
             FOOD AND BEVERAGE -- 0.1%
      2,400  Seneca Foods Corp., Cv. Pfd.,
                Ser. 2003+ ..........................        36,600        47,112
                                                       ------------  ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS .....        50,449        47,112
                                                       ------------  ------------
             WARRANTS -- 0.1%
             BROADCASTING -- 0.0%
         63  Granite Broadcasting Corp., Ser. A,
                expire 06/04/12+ ....................             0             7
         63  Granite Broadcasting Corp., Ser. B,
                expire 06/04/12+ (a) ................             0            16
                                                       ------------  ------------
                                                                  0            23
                                                       ------------  ------------
             BUSINESS SERVICES -- 0.0%
      1,666  Avalon Digital Marketing Systems Inc.,
                expire 11/11/11+ (a)(b) .............             0             0
                                                       ------------  ------------
             ENERGY AND UTILITIES: ELECTRIC -- 0.1%
      1,680  British Energy Group plc,
                expire 01/17/10+ ....................         5,489        19,190
     15,000  Corning Natural Gas Corp.,
                expire 08/17/11+ ....................             0        23,250
                                                       ------------  ------------
                                                              5,489        42,440
                                                       ------------  ------------
             TOTAL WARRANTS .........................         5,489        42,463
                                                       ------------  ------------

 PRINCIPAL                                                              MARKET
   AMOUNT                                                  COST          VALUE
-----------                                            ------------  ------------
             U.S. GOVERNMENT OBLIGATIONS -- 37.2%
             U.S. TREASURY BILLS -- 23.7%
$16,064,000  U.S. Treasury Bills, 0.284% to 1.924%++,
                10/02/08 to 01/29/09 ................  $ 16,033,941  $ 16,048,595
                                                       ------------  ------------
             U.S. TREASURY NOTES -- 13.5%
  3,070,000     4.500%, 04/30/09 ....................     3,128,728     3,120,609
  5,975,000     4.750%, 12/31/08 ....................     6,033,084     6,032,420
                                                       ------------  ------------
                                                          9,161,812     9,153,029
                                                       ------------  ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS ......    25,195,753    25,201,624
                                                       ------------  ------------
             TOTAL INVESTMENTS -- 104.2% ............  $ 67,456,376    70,523,264
                                                       ============
             OTHER ASSETS AND LIABILITIES (NET) -- (4.2)% .........    (2,848,035)
                                                                     ------------
             NET ASSETS -- 100.0%..................................  $ 67,675,229
                                                                     ============

----------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2008, the market value of fair valued securities amounted to $1,345,002 or 1.99% of net assets.

(b) At September 30, 2008, the Fund held investments in restricted and illiquid securities amounting to $3,985 or 0.01% of net assets, which were valued under methods approved by the Board of Trustees, as follows:

                                                                         09/30/08
                                                                         CARRYING
ACQUISITION                                    ACQUISITION  ACQUISITION    VALUE
  SHARES                  ISSUER                   DATE         COST     PER UNIT
-----------  --------------------------------  -----------  -----------  --------
      1,666  Avalon Digital Marketing Systems
                Inc., Warrants
                expire 11/11/11 .............    04/03/00          --     $0.0000
        150  Interep National Radio Sales Inc.,
                4.000% Cv. Pfd., Ser. A .....    05/03/02     $13,849      0.0000
      2,508  Royalty LLC ....................    09/09/03          --      1.5889

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the market value of the Rule 144A security amounted to $0 or 0.00% of net assets.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CVO  Contingent Value Obligation

                 See accompanying notes to financial statements.

GAMCO WESTWOOD EQUITY FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2008

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             COMMON STOCKS -- 101.3%
             AVIATION: PARTS AND SERVICES -- 2.6%
     75,900  United Technologies Corp. ..............  $  4,703,491  $  4,558,554
                                                       ------------  ------------
             BANKING -- 11.3%
    128,800  Bank of America Corp. ..................     4,428,192     4,508,000
    186,233  Citigroup Inc. .........................     3,954,688     3,819,639
     93,884  JPMorgan Chase & Co. ...................     3,687,277     4,384,383
     60,900  U.S. Bancorp ...........................     2,057,391     2,193,618
    127,700  Wells Fargo & Co. ......................     3,715,999     4,792,581
                                                       ------------  ------------
                                                         17,843,547    19,698,221
                                                       ------------  ------------
             BUSINESS SERVICES -- 5.0%
    118,400  Accenture Ltd., Cl. A ..................     4,671,351     4,499,200
    100,400  Automatic Data Processing Inc. .........     4,181,072     4,292,100
                                                       ------------  ------------
                                                          8,852,423     8,791,300
                                                       ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 2.5%
    196,600  Cisco Systems Inc.+ ....................     5,148,407     4,435,296
                                                       ------------  ------------
             COMPUTER HARDWARE -- 2.5%
     37,900  International Business Machines Corp. ..     4,503,731     4,432,784
                                                       ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 5.8%
    268,800  EMC Corp.+ ............................      4,123,367     3,214,848
     90,700  Microsoft Corp. .......................      2,638,330     2,420,783
    223,000  Oracle Corp.+ .........................      3,537,724     4,529,130
                                                       ------------  ------------
                                                         10,299,421    10,164,761
                                                       ------------  ------------
             CONSUMER PRODUCTS -- 7.6%
     60,700  Colgate-Palmolive Co. .................      3,984,881     4,573,745
     68,100  NIKE Inc., Cl. B .......................     3,974,194     4,555,890
     86,880  Philip Morris International Inc. .......     4,264,708     4,178,928
                                                       ------------  ------------
                                                         12,223,783    13,308,563
                                                       ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 3.2%
     97,800  General Electric Co. ...................     3,027,750     2,493,900
     55,000  ITT Corp. ..............................     2,721,043     3,058,550
                                                       ------------  ------------
                                                          5,748,793     5,552,450
                                                       ------------  ------------
             ELECTRONICS -- 1.3%
     54,800  Emerson Electric Co. ...................     2,600,155     2,235,292
                                                       ------------  ------------
             ENERGY: INTEGRATED -- 7.8%
    110,900  Dominion Resources Inc. ................     4,770,538     4,744,302
     68,100  Exelon Corp. ...........................     4,082,484     4,264,422
    120,300  PG&E Corp. .............................     4,823,870     4,505,235
                                                       ------------  ------------
                                                         13,676,892    13,513,959
                                                       ------------  ------------
             ENERGY: NATURAL GAS -- 3.6%
     22,306  Apache Corp. ...........................     1,580,060     2,326,070
     84,900  XTO Energy Inc. ........................     5,176,288     3,949,548
                                                       ------------  ------------
                                                          6,756,348     6,275,618
                                                       ------------  ------------

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             ENERGY: OIL -- 9.1%
     60,400  ConocoPhillips .........................  $  3,737,073  $  4,424,300
     60,700  Exxon Mobil Corp. ......................     2,897,011     4,713,962
     34,935  Murphy Oil Corp. .......................     1,945,371     2,240,731
     63,110  Occidental Petroleum Corp. .............     3,540,488     4,446,099
                                                       ------------  ------------
                                                         12,119,943    15,825,092
                                                       ------------  ------------
             ENERGY: SERVICES -- 1.2%
     19,400  Transocean Inc.+ .......................     2,295,399     2,130,896
                                                       ------------  ------------
             ENTERTAINMENT -- 2.4%
    138,600  The Walt Disney Co. ....................     4,877,651     4,253,634
                                                       ------------  ------------
             FINANCIAL SERVICES -- 12.3%
     80,100  ACE Ltd. ...............................     4,655,127     4,335,813
     46,600  Franklin Resources Inc. ................     4,473,120     4,106,858
     78,500  MetLife Inc. ...........................     4,774,000     4,396,000
     58,400  PNC Financial Services Group Inc. ......     4,317,066     4,362,480
     73,700  State Street Corp. .....................     4,898,982     4,192,056
                                                       ------------  ------------
                                                         23,118,295    21,393,207
                                                       ------------  ------------
             FOOD AND BEVERAGE -- 2.5%
     62,500  General Mills Inc. .....................     3,601,098     4,295,000
                                                       ------------  ------------
             HEALTH CARE -- 6.8%
     55,500  Covidien Ltd. ..........................     2,718,124     2,983,680
     66,600  Johnson & Johnson ......................     4,400,270     4,614,048
    116,700  Wyeth ..................................     5,054,168     4,310,898
                                                       ------------  ------------
                                                         12,172,562    11,908,626
                                                       ------------  ------------
             METALS AND MINING -- 2.2%
     68,380  Freeport-McMoRan Copper & Gold Inc. ....     5,252,031     3,887,403
                                                       ------------  ------------
             MUTUAL FUNDS -- 4.1%
  7,182,070  Dreyfus Treasury Cash Management Fund ..     7,182,070     7,182,070
                                                       ------------  ------------
             RETAIL -- 2.5%
    130,600  CVS Caremark Corp. .....................     4,182,504     4,395,996
                                                       ------------  ------------
             TELECOMMUNICATIONS -- 5.0%
    152,900  AT&T Inc. ..............................     5,479,580     4,268,968
    137,404  Verizon Communications Inc. ............     4,839,247     4,409,294
                                                       ------------  ------------
                                                         10,318,827     8,678,262
                                                       ------------  ------------
             TOTAL COMMON STOCKS ....................   177,477,371   176,916,984
                                                       ------------  ------------
             TOTAL INVESTMENTS -- 101.3% ............  $177,477,371   176,916,984
                                                       ============
             OTHER ASSETS AND LIABILITIES (NET) --
                (1.3)% ..............................                  (2,346,466)
                                                                     ------------
             NET ASSETS -- 100.0% ...................                $174,570,518
                                                                     ============

----------
+    Non-income producing security.

                See accompanying notes to financial statements.

GAMCO WESTWOOD BALANCED FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2008

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             COMMON STOCKS -- 63.5%
             AVIATION: PARTS AND SERVICES -- 1.6%
     39,900  United Technologies Corp. ..............  $  2,230,249  $  2,396,394
                                                       ------------  ------------
             BANKING -- 7.1%
     67,600  Bank of America Corp. ..................     2,321,979     2,366,000
     97,733  Citigroup Inc. .........................     2,078,471     2,004,504
     50,396  JPMorgan Chase & Co. ...................     2,029,388     2,353,493
     31,700  U.S. Bancorp ...........................     1,070,835     1,141,834
     67,100  Wells Fargo & Co. ......................     1,960,498     2,518,263
                                                       ------------  ------------
                                                          9,461,171    10,384,094
                                                       ------------  ------------
             BUSINESS SERVICES -- 2.9%
     56,300  Accenture Ltd., Cl. A ..................     2,219,213     2,139,400
     48,400  Automatic Data Processing Inc. .........     2,047,642     2,069,100
                                                       ------------  ------------
                                                          4,266,855     4,208,500
                                                       ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 1.5%
     96,400  Cisco Systems Inc.+ ....................     2,512,843     2,174,784
                                                       ------------  ------------
             COMPUTER HARDWARE -- 1.5%
     18,200  International Business Machines Corp. ..     2,165,974     2,128,672
                                                       ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 3.4%
    128,700  EMC Corp.+ .............................     1,972,961     1,539,252
     43,400  Microsoft Corp. ........................     1,260,278     1,158,346
    113,680  Oracle Corp.+ ..........................     1,840,562     2,308,841
                                                       ------------  ------------
                                                          5,073,801     5,006,439
                                                       ------------  ------------
             CONSUMER PRODUCTS -- 4.8%
     30,900  Colgate-Palmolive Co. ..................     1,999,742     2,328,315
     36,700  NIKE Inc., Cl. B .......................     2,114,347     2,455,230
     47,420  Philip Morris International Inc. .......     2,301,680     2,280,902
                                                       ------------  ------------
                                                          6,415,769     7,064,447
                                                       ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 2.3%
     49,300  General Electric Co. ...................     1,494,635     1,257,150
     37,090  ITT Corp. ..............................     1,951,941     2,062,575
                                                       ------------  ------------
                                                          3,446,576     3,319,725
                                                       ------------  ------------
             ELECTRONICS -- 0.7%
     26,800  Emerson Electric Co. ...................     1,268,054     1,093,172
                                                       ------------  ------------
             ENERGY: INTEGRATED -- 1.6%
     56,300  Dominion Resources Inc. ................     2,407,318     2,408,514
                                                       ------------  ------------
             ENERGY: NATURAL GAS -- 2.2%
     10,555  Apache Corp. ...........................       759,770     1,100,675
     44,900  XTO Energy Inc. ........................     2,745,996     2,088,748
                                                       ------------  ------------
                                                          3,505,766     3,189,423
                                                       ------------  ------------
             ENERGY: OIL -- 5.4%
     30,800  ConocoPhillips .........................     1,996,590     2,256,100
     29,800  Exxon Mobil Corp. ......................     1,452,355     2,314,268
     17,086  Murphy Oil Corp. .......................       963,019     1,095,896
     32,200  Occidental Petroleum Corp. .............     1,823,866     2,268,490
                                                       ------------  ------------
                                                          6,235,830     7,934,754
                                                       ------------  ------------
             ENERGY: SERVICES -- 0.7%
      9,900  Transocean Inc.+ .......................     1,172,887     1,087,416
                                                       ------------  ------------
             ENTERTAINMENT -- 1.5%
     72,100  The Walt Disney Co. ....................     2,539,328     2,212,749
                                                       ------------  ------------
             FINANCIAL SERVICES -- 7.6%
     41,200  ACE Ltd. ...............................     2,381,517     2,230,156
     25,100  Franklin Resources Inc. ................     2,402,676     2,212,063
     41,200  MetLife Inc. ...........................     2,487,568     2,307,200
     29,800  PNC Financial Services Group Inc. ......     2,196,765     2,226,060
     38,800  State Street Corp. .....................     2,543,933     2,206,944
                                                       ------------  ------------
                                                         12,012,459    11,182,423
                                                       ------------  ------------

                                                                        MARKET
   SHARES                                                  COST          VALUE
-----------                                            ------------  ------------
             FOOD AND BEVERAGE -- 1.6%
     34,100  General Mills Inc. .....................  $  1,962,775  $  2,343,352
                                                       ------------  ------------
             HEALTH CARE -- 4.7%
     43,000  Covidien Ltd. ..........................     2,216,497     2,311,680
     33,400  Johnson & Johnson ......................     2,215,058     2,313,952
     61,700  Wyeth ..................................     2,642,857     2,279,198
                                                       ------------  ------------
                                                          7,074,412     6,904,830
                                                       ------------  ------------
             METALS AND MINING -- 1.4%
     35,235  Freeport-McMoRan Copper & Gold Inc. ....     2,774,113     2,003,110
                                                       ------------  ------------
             MUTUAL FUNDS -- 3.1%
  4,602,740  Dreyfus Treasury Cash Management Fund ..     4,602,740     4,602,740
                                                       ------------  ------------
             RETAIL -- 1.6%
     68,300  CVS Caremark Corp. .....................     2,175,144     2,298,978
                                                       ------------  ------------
             TELECOMMUNICATIONS -- 3.1%
     80,100  AT&T Inc. ..............................     2,787,442     2,236,392
     73,818  Verizon Communications Inc. ............     2,484,794     2,368,820
                                                       ------------  ------------
                                                          5,272,236     4,605,212
                                                       ------------  ------------
             UTILITIES -- 3.2%
     37,200  Exelon Corp. ...........................     2,205,874     2,329,464
     63,200  PG&E Corp. .............................     2,490,546     2,366,840
                                                       ------------  ------------
                                                          4,696,420     4,696,304
                                                       ------------  ------------
             TOTAL COMMON STOCKS ....................    93,272,720    93,246,032
                                                       ------------  ------------

 PRINCIPAL
  AMOUNT
-----------
             CORPORATE BONDS -- 9.8%
             BANKING -- 1.5%
$ 1,250,000  Bank of America Corp.,
                5.375%, 06/15/14 ....................     1,287,817     1,157,109
  1,125,000  Citigroup Inc.,
                6.500%, 01/18/11 ....................     1,177,110     1,091,598
                                                       ------------  ------------
                                                          2,464,927     2,248,707
                                                       ------------  ------------
             COMPUTER HARDWARE -- 0.6%
    950,000  International Business Machines Corp.,
                5.700%, 09/14/17 ....................       966,850       921,830
                                                       ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.5%
    750,000  Oracle Corp.,
                4.950%, 04/15/13 ....................       750,384       748,330
                                                       ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 0.7%
  1,200,000  General Electric Co.,
                5.000%, 02/01/13 ....................     1,208,634     1,106,269
                                                       ------------  ------------
             ELECTRONICS -- 0.5%
    750,000  Koninklijke Philips Electronics NV,
                4.625%, 03/11/13 ....................       747,381       731,600
                                                       ------------  ------------
             ENERGY: NATURAL GAS -- 0.7%
  1,000,000  Apache Corp.,
                5.250%, 04/15/13 ....................       999,902       972,323
                                                       ------------  ------------
             ENERGY: OIL -- 1.7%
  1,000,000  Anadarko Petroleum Corp.,
                3.219%, 09/15/09 (a) ................     1,000,000       988,453
    500,000  Marathon Oil Corp.,
                5.900%, 03/15/18 ....................       502,775       444,793
  1,005,000  Occidental Petroleum Corp., MTN,
                4.250%, 03/15/10 ....................     1,005,854     1,013,964
                                                       ------------  ------------
                                                          2,508,629     2,447,210
                                                       ------------  ------------

                 See accompanying notes to financial statements.

GAMCO WESTWOOD BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2008

 PRINCIPAL                                                              MARKET
   AMOUNT                                                  COST          VALUE
-----------                                            ------------  ------------
             CORPORATE BONDS (CONTINUED)
             FINANCIAL SERVICES -- 1.4%
$   750,000  ACE INA Holdings Inc.,
                5.600%, 05/15/15 ....................  $    747,472  $    710,651
   1,450,00  The Goldman Sachs Group Inc.,
                6.650%, 05/15/09 ....................     1,451,648     1,420,924
                                                       ------------  ------------
                                                          2,199,120     2,131,575
                                                       ------------  ------------
             FOOD AND BEVERAGE -- 0.6%
    950,000  Anheuser-Busch Companies Inc.,
                4.375%, 01/15/13 ....................       940,898       890,492
                                                       ------------  ------------
             RETAIL -- 0.9%
   1,250,00  Wal-Mart Stores Inc.,
                6.875%, 08/10/09 ....................     1,263,369     1,284,097
                                                       ------------  ------------
             TRANSPORTATION -- 0.7%
   1,000,00  Burlington Northern
             Santa Fe Corp., Deb.,
                5.650%, 05/01/17 ....................       983,603       959,607
                                                       ------------  ------------
             TOTAL CORPORATE BONDS ..................    15,033,697    14,442,040
                                                       ------------  ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.9%
             FEDERAL HOME LOAN BANK -- 1.0%
   1,500,00     4.625%, 11/21/08 ....................     1,499,061     1,503,173
                                                       ------------  ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 6.5%
   1,500,00     4.250%, 07/15/09 ....................     1,492,196     1,512,692
   1,500,00     4.125%, 11/30/09 ....................     1,519,630     1,516,789
   1,500,00     4.750%, 12/08/10 ....................     1,493,129     1,545,603
   1,250,00     5.125%, 07/15/12 ....................     1,240,896     1,308,681
   2,000,00     5.000%, 07/15/14 ....................     2,040,370     2,082,910
   1,500,00     5.250%, 04/18/16 ....................     1,480,683     1,567,992
                                                       ------------  ------------
                                                          9,266,904     9,534,667
                                                       ------------  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                8.4%
   1,500,00     2.081%++, 10/22/08 ..................     1,498,198     1,499,584
   1,250,00     2.544%++, 12/08/08 ..................     1,244,050     1,244,050
   1,250,00     3.250%, 02/15/09 ....................     1,245,006     1,250,146
   1,600,00     4.250%, 05/15/09 ....................     1,592,300     1,609,131
   1,250,00     2.500%, 04/09/10 ....................     1,252,930     1,238,159
   1,500,00     4.250%, 08/15/10 ....................     1,472,743     1,531,293
   1,500,00     5.375%, 11/15/11 ....................     1,507,010     1,586,337
   1,500,00     5.000%, 04/15/15 ....................     1,555,908     1,553,589
    775,000     5.375%, 06/12/17 ....................       843,969       813,977
                                                       ------------  ------------
                                                         12,212,114    12,326,266
                                                       ------------  ------------
             TOTAL U.S. GOVERNMENT AGENCY
                OBLIGATIONS .........................    22,978,079    23,364,106
                                                       ------------  ------------

 PRINCIPAL                                                              MARKET
   AMOUNT                                                  COST          VALUE
-----------                                            ------------  ------------
             U.S. GOVERNMENT OBLIGATIONS -- 10.2%
             U.S. TREASURY BILLS -- 1.0%
$ 1,500,000  U.S. Treasury Bill,
                1.480%++, 10/09/08 ..................  $  1,499,510  $  1,499,936
                                                       ------------  ------------
             U.S. TREASURY INFLATION INDEXED NOTES --
                1.2%
  1,500,000     0.875%, 04/15/10 ....................     1,750,320     1,711,135
                                                       ------------  ------------
             U.S. TREASURY NOTES -- 8.0%
  2,000,000     3.375%, 12/15/08 ....................     1,996,644     2,011,252
  1,250,000     4.000%, 06/15/09 ....................     1,264,951     1,269,727
  1,500,000     2.625%, 05/31/10 ....................     1,501,183     1,517,227
  1,500,000     3.375%, 11/30/12 ....................     1,496,935     1,536,564
  1,500,000     4.000%, 02/15/15 ....................     1,474,265     1,575,704
  2,000,000     4.250%, 08/15/15 ....................     1,995,676     2,114,844
  1,500,000     5.125%, 05/15/16 ....................     1,508,710     1,651,173
                                                       ------------  ------------
                                                         11,238,364    11,676,491
                                                       ------------  ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS ......    14,488,194    14,887,562
                                                       ------------  ------------
             TOTAL INVESTMENTS -- 99.4% .............  $145,772,690   145,939,740
                                                       ============
             OTHER ASSETS AND LIABILITIES (NET) --
                0.6% ................................                     877,748
                                                                     ------------
             NET ASSETS -- 100.0% ...................                $146,817,488
                                                                     ============

----------
(a) Floating rate security. The rate disclosed is that in effect at September 30, 2008.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

MTN  Medium Term Note

                See accompanying notes to financial statements.

GAMCO WESTWOOD INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2008

                                                                       MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  ------------
             COMMON STOCKS -- 13.2%
             MUTUAL FUNDS -- 13.2%
  1,511,583  Dreyfus Treasury Cash
                Management Fund ....................  $  1,511,583  $  1,511,583
                                                      ------------  ------------
             TOTAL COMMON STOCKS ...................     1,511,583     1,511,583
                                                      ------------  ------------

 PRINCIPAL
   AMOUNT
-----------
             CORPORATE BONDS -- 34.3%
             BANKING -- 4.3%
$   300,000  Bank of America Corp.,
                5.375%, 06/15/14 ...................       309,076       277,706
    225,000  Citigroup Inc.,
                6.500%, 01/18/11 ...................       235,262       218,320
                                                      ------------  ------------
                                                           544,338       496,026
                                                      ------------  ------------
             COMPUTER HARDWARE -- 1.7%
    200,000  International Business
                Machines Corp.,
                5.700%, 09/14/17 ...................       203,548       194,069
                                                      ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 1.3%
    150,000  Oracle Corp.,
                4.950%, 04/15/13 ...................       149,952       149,666
                                                      ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 2.0%
    250,000  General Electric Co.,
                5.000%, 02/01/13 ...................       251,799       230,473
                                                      ------------  ------------
             ELECTRONICS -- 1.7%
    200,000  Koninklijke Philips
                Electronics NV,
                4.625%, 03/11/13 ...................       199,307       195,093
                                                      ------------  ------------
             ENERGY AND UTILITIES: NATURAL
                GAS -- 1.7%
    200,000  Apache Corp.,
                5.250%, 04/15/13 ...................       199,610       194,465
                                                      ------------  ------------
             ENERGY AND UTILITIES: OIL -- 4.7%
    200,000  Anadarko Petroleum Corp.,
                3.219%, 09/15/09 (a) ...............       200,000       197,691
    125,000  Marathon Oil Corp.,
                5.900%, 03/15/18 ...................       125,694       111,198
    225,000  Occidental Petroleum
                Corp., MTN,
                4.250%, 03/15/10 ...................       225,000       227,007
                                                      ------------  ------------
                                                           550,694       535,896
                                                      ------------  ------------
             FINANCIAL SERVICES -- 10.4%
    175,000  ACE INA Holdings Inc.,
                5.600%, 05/15/15 ...................       174,410       165,819
    200,000  American Express Credit
                Corp., MTN,
                2.648%, 06/16/11 (a) ...............       200,000       175,002
    260,000  International Bank for Reconstruction &
                Development,
                8.625%, 10/15/16 ...................       307,936       329,248
    275,000  Merrill Lynch & Co. Inc.,
                MTN, Series C,
                5.000%, 01/15/15 ...................       275,190       225,300
    300,000  The Goldman Sachs Group Inc.,
                6.650%, 05/15/09 ...................       301,589       293,984
                                                      ------------  ------------
                                                         1,259,125     1,189,353
                                                      ------------  ------------
             FOOD AND BEVERAGE -- 2.0%
    250,000  Anheuser-Busch Companies Inc.,
                4.375%, 01/15/13 ...................       247,611       234,340
                                                      ------------  ------------
             RETAIL -- 1.8%
    200,000  Wal-Mart Stores Inc.,
                6.875%, 08/10/09 ...................       202,139       205,456
                                                      ------------  ------------
             TRANSPORTATION -- 2.7%
    200,000  Burlington Northern
                Santa Fe Corp., Deb.,
                5.650%, 05/01/17 ...................       199,118       191,921
    125,000  CSX Corp.,
                6.250%, 04/01/15 ...................       124,934       119,236
                                                      ------------  ------------
                                                           324,052       311,157
                                                      ------------  ------------
             TOTAL CORPORATE BONDS .................     4,132,175     3,935,994
                                                      ------------  ------------

 PRINCIPAL                                                             MARKET
   AMOUNT                                                 COST          VALUE
-----------                                           ------------  ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS
                -- 33.4%
             FEDERAL HOME LOAN BANK -- 3.8%
$   175,000     3.875%, 01/15/10 ...................  $    172,534  $    176,458
    250,000     5.375%, 05/18/16 ...................       251,336       262,001
                                                      ------------  ------------
                                                           423,870       438,459
                                                      ------------  ------------
             FEDERAL HOME LOAN MORTGAGE CORP.
                -- 2.3%
    250,000     5.125%, 07/15/12 ...................       261,060       261,736
                                                      ------------  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
                -- 21.7%
    250,000     2.081%++, 10/22/08 .................       249,700       249,931
    250,000     2.544%++, 12/08/08 .................       248,810       248,831
    250,000     4.250%, 05/15/09 ...................       249,441       251,427
    300,000     2.500%, 04/09/10 ...................       300,703       297,158
    250,000     4.250%, 08/15/10 ...................       248,407       255,216
    350,000     5.375%, 11/15/11 ...................       363,443       370,145
    300,000     5.000%, 04/15/15 ...................       312,830       310,718
    275,000     5.375%, 06/12/17 ...................       299,473       288,831
    111,916     Pool #745122,
                   5.500%, 09/01/20 ................       111,675       113,456
    115,986     Pool #255554,
                   5.500%, 01/01/35 ................       117,702       115,915
                                                      ------------  ------------
                                                         2,502,184     2,501,628
                                                      ------------  ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                -- 5.6%
     68,597  Pool #562288,
                6.000%, 12/15/33 ...................        69,850        69,854
    120,942  Pool #604946,
                5.500%, 01/15/34 ...................       122,588       121,362
    105,333  Pool #604970,
                5.500%, 01/15/34 ...................       106,469       105,699
    147,889  Pool #003747,
                5.000%, 08/20/35 ...................       146,583       144,571
    199,634  Pool #550728,
                5.500%, 11/15/35 ...................       200,023       200,235
                                                      ------------  ------------
                                                           645,513       641,721
                                                      ------------  ------------
             TOTAL U.S. GOVERNMENT AGENCY
                OBLIGATIONS ........................     3,832,627     3,843,544
                                                      ------------  ------------
             U.S. GOVERNMENT OBLIGATIONS -- 23.6%
             U.S. TREASURY BILLS -- 1.5%
    175,000  U.S. Treasury Bill,
                1.480%++, 10/09/08 .................       174,943       174,992
                                                      ------------  ------------
             U.S. TREASURY BONDS -- 7.5%
    250,000     7.125%, 02/15/23 ...................       303,467       322,696
    300,000     6.125%, 11/15/27 ...................       308,292       365,297
    150,000     5.375%, 02/15/31 ...................       168,575       170,496
                                                      ------------  ------------
                                                           780,334       858,489
                                                      ------------  ------------
             U.S. TREASURY INFLATION INDEXED NOTES -- 2.7%
    275,000     0.875%, 04/15/10 ...................       320,980       313,708
                                                      ------------  ------------
             U.S. TREASURY NOTES -- 11.9%
    200,000     4.000%, 06/15/09 ...................       202,392       203,156
    300,000     2.000%, 09/30/10 ...................       300,446       300,188
    300,000     4.250%, 08/15/15 ...................       298,781       317,227
    250,000     5.125%, 05/15/16 ...................       254,978       275,195
    275,000     3.500%, 02/15/18 ...................       275,418       269,758
                                                      ------------  ------------
                                                         1,332,015     1,365,524
                                                      ------------  ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS .....     2,608,272     2,712,713
                                                      ------------  ------------
             TOTAL
                INVESTMENTS -- 104.5% ..............  $ 12,084,657    12,003,834
                                                      ============
             OTHER ASSETS AND LIABILITIES (NET)
                -- (4.5)% ..........................                    (516,027)
                                                                    ------------
             NET ASSETS -- 100.0% ..................                $ 11,487,807
                                                                    ============

----------
(a) Floating rate security. The rate disclosed is that in effect at September 30, 2008.

++   Represents annualized yield at date of purchase.

MTN  Medium Term Note

                 See accompanying notes to financial statements.

GAMCO WESTWOOD SMALLCAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2008

                                                                       MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  ------------
             COMMON STOCKS -- 99.5%
             AEROSPACE -- 1.8%
      2,400  AAR Corp.+ ............................  $     37,301  $     39,816
      3,400  Hexcel Corp.+ .........................        61,677        46,546
      1,699  Kaman Corp. ...........................        41,548        48,388
      2,050  Ladish Co. Inc.+ ......................        46,518        41,512
                                                      ------------  ------------
                                                           187,044       176,262
                                                      ------------  ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES
                -- 0.8%
      1,150  Gentex Corp. ..........................        16,688        16,445
      3,200  Midas Inc.+ ...........................        54,881        44,032
      1,300  Modine Manufacturing Co. ..............        17,463        18,824
                                                      ------------  ------------
                                                            89,032        79,301
                                                      ------------  ------------
             AVIATION: PARTS AND SERVICES -- 0.3%
      1,050  Ducommun Inc. .........................        27,947        25,074
                                                      ------------  ------------
             BUILDING AND CONSTRUCTION -- 0.6%
      1,050  Chicago Bridge & Iron Co., NV .........        32,157        20,202
      2,500  Insituform Technologies Inc., Cl. A+ ..        36,251        37,400
                                                      ------------  ------------
                                                            68,408        57,602
                                                      ------------  ------------
             BUSINESS SERVICES -- 3.5%
        350  Ascent Media Corp., Cl. A+ ............         8,665         8,543
      4,350  Bowne & Co. Inc. ......................        51,160        50,243
      7,043  Edgewater Technology Inc.+ ............        47,384        34,229
      3,631  Federal Signal Corp. ..................        43,889        49,745
      3,300  Healthcare Services Group .............        55,411        60,357
        600  Mine Safety Appliances Co. ............        19,332        22,872
      3,200  RSC Holdings Inc.+ ....................        30,824        36,352
      1,600  Tetra Tech Inc.+ ......................        33,948        38,496
      1,950  United Rentals Inc.+ ..................        36,248        29,718
                                                      ------------  ------------
                                                           326,861       330,555
                                                      ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 1.3%
      2,350  ADC Telecommunications Inc.+ ..........        28,072        19,857
      2,700  Network Equipment Technologies Inc.+ ..         9,405         9,234
      1,700  Plantronics Inc. ......................        37,482        38,284
      8,600  Symmetricom Inc.+ .....................        35,593        42,742
      1,150  Tekelec+ ..............................        16,613        16,089
                                                      ------------  ------------
                                                           127,165       126,206
                                                      ------------  ------------
             COMPUTER HARDWARE -- 0.8%
      2,400  Electronics for Imaging Inc.+ .........        35,161        33,432
      3,150  QLogic Corp.+ .........................        46,873        48,384
                                                      ------------  ------------
                                                            82,034        81,816
                                                      ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 6.1%
      2,050  ACI Worldwide Inc.+ ...................        34,884        35,916
     10,750  Lawson Software Inc.+ .................        90,635        75,250
      4,350  Macrovision Solutions Corp.+ ..........        69,740        66,903
      5,700  Magma Design Automation Inc.+ .........        35,620        22,914
      5,850  Mercury Computer Systems Inc.+ ........        45,195        52,065
      3,850  MSC.Software Corp.+ ...................        44,503        41,195
      3,400  Omnicell Inc.+ ........................        45,837        44,710
      3,500  Parametric Technology Corp.+ ..........        61,557        64,400
      1,500  Phoenix Technologies Ltd.+ ............        17,318        11,985
      8,600  Saba Software Inc.+ ...................        26,510        27,864
     28,500  Safeguard Scientifics Inc.+ ...........        36,466        35,625
      4,150  THQ Inc.+ .............................        76,685        49,966
      7,567  Tier Technologies Inc., Cl. B+ ........        69,984        56,223
                                                      ------------  ------------
                                                           654,934       585,016
                                                      ------------  ------------

                                                                       MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  ------------
             CONSUMER PRODUCTS -- 3.7%
      1,050  Alberto-Culver Co. ....................  $     24,658  $     28,602
      2,000  American Greetings Corp., Cl. A .......        30,861        30,580
      2,400  Callaway Golf Co. .....................        27,911        33,768
      1,400  Jarden Corp.+ .........................        26,156        32,830
      2,050  Kenneth Cole Productions Inc., Cl. A ..        28,123        30,135
      2,700  Knoll Inc. ............................        36,760        40,824
      2,300  Pactiv Corp.+ .........................        49,727        57,109
      4,650  Quiksilver Inc.+ ......................        43,528        26,691
      4,100  Sealy Corp. ...........................        27,072        26,486
      1,061  Steinway Musical Instruments Inc.+ ....        29,886        30,048
      1,050  Timberland Co., Cl. A+ ................        15,984        18,239
                                                      ------------  ------------
                                                           340,666       355,312
                                                      ------------  ------------
             CONSUMER SERVICES -- 0.2%
        750  Sotheby's .............................        19,972        15,045
                                                      ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 4.4%
      2,756  Barnes Group Inc. .....................        73,428        55,726
      1,860  Columbus McKinnon Corp.+ ..............        47,224        43,840
      8,789  Griffon Corp.+ ........................        78,362        79,275
      1,400  Hawk Corp., Cl. A+ ....................        20,110        28,182
      1,950  Littelfuse Inc.+ ......................        60,900        57,973
      6,223  Magnetek Inc.+ ........................        28,007        25,203
      2,650  Sealed Air Corp. ......................        55,103        58,274
        800  Standex International Corp. ...........        16,097        22,200
      3,050  Tredegar Corp. ........................        43,094        54,260
                                                      ------------  ------------
                                                           422,325       424,933
                                                      ------------  ------------
             EDUCATIONAL SERVICES -- 1.3%
      3,650  Corinthian Colleges Inc.+ .............        45,463        54,750
      8,350  Princeton Review Inc.+ ................        53,162        66,800
                                                      ------------  ------------
                                                            98,625       121,550
                                                      ------------  ------------
             ELECTRONICS -- 14.6%
      4,150  Avnet Inc.+ ...........................       110,843       102,214
      7,200  Bell Microproducts Inc.+ ..............        17,460        12,960
      2,000  BTU International Inc.+ ...............        21,089        17,600
      1,450  Coherent Inc.+ ........................        45,109        51,547
      4,350  CTS Corp. .............................        45,638        55,593
      3,150  Electro Scientific Industries Inc.+ ...        48,617        44,793
      1,400  FARO Technologies Inc.+ ...............        34,061        28,518
     17,200  GSI Group Inc.+ .......................        90,751        60,716
      4,050  International Rectifier Corp.+ ........        70,093        77,031
      4,500  Keithley Instruments Inc. .............        43,830        37,665
      9,177  LeCroy Corp.+ .........................        85,698        70,571
     15,700  Merix Corp.+ ..........................        36,225        20,096
      1,300  MKS Instruments Inc.+ .................        28,850        25,883
      5,350  Molex Inc. ............................       123,338       120,107
      2,250  Orbotech Ltd.+ ........................        26,246        17,978
      1,600  OSI Systems Inc.+ .....................        39,544        37,616
      1,750  Park Electrochemical Corp. ............        42,126        42,420
      1,300  Pericom Semiconductor Corp.+ ..........        18,429        13,650
      5,900  Radisys Corp.+ ........................        55,368        50,740
      7,300  Smart Modular Technologies WWH Inc.+ ..        28,777        21,900
      5,800  TTM Technologies Inc.+ ................        68,168        57,536
      1,350  Varian Inc.+ ..........................        60,183        57,915
      3,100  Varian Semiconductor Equipment
                Associates Inc.+ ...................        86,770        77,872
     18,000  Vishay Intertechnology Inc.+ ..........       147,518       119,160
      3,000  Zebra Technologies Corp., Cl. A+ ......        95,832        83,550
     11,350  Zoran Corp.+ ..........................       107,940        92,616
                                                      ------------  ------------
                                                         1,578,503     1,398,247
                                                      ------------  ------------

                 See accompanying notes to financial statements.

GAMCO WESTWOOD SMALLCAP EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2008

                                                                        MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  -------------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 1.1%
      2,600  Allis-Chalmers Energy Inc.+ ...........  $     38,450  $      32,890
      2,400  Key Energy Services Inc.+ .............        40,665         27,840
      1,600  Superior Well Services Inc.+ ..........        47,608         40,496
                                                      ------------  -------------
                                                           126,723        101,226
                                                      ------------  -------------
             EQUIPMENT AND SUPPLIES -- 4.8%
      1,600  Cohu Inc. .............................        25,048         25,312
      4,950  Gerber Scientific Inc.+ ...............        55,085         45,243
      1,800  IDEX Corp. ............................        61,693         55,836
      3,450  Tennant Co. ...........................       140,657        118,197
      2,400  The Greenbrier Cos. Inc. ..............        44,827         46,824
      2,954  The Toro Co. ..........................       122,892        122,000
      1,750  Thermadyne Holdings Corp.+ ............        27,000         29,173
      1,750  Vicor Corp. ...........................        17,181         15,540
                                                      ------------  -------------
                                                           494,383        458,125
                                                      ------------  -------------
             FINANCIAL SERVICES -- 17.6%
      1,750  Aspen Insurance Holdings Ltd. .........        41,030         48,125
      6,300  Astoria Financial Corp. ...............       138,820        130,599
      8,450  Brown & Brown Inc. ....................       149,715        182,689
      1,200  Cowen Group Inc.+ .....................         9,663         10,260
      1,750  Danvers Bancorp Inc. ..................        20,319         22,312
      2,950  Epoch Holding Corp. ...................        27,816         31,122
      6,850  FBR Capital Markets Corp.+ ............        35,763         44,388
      5,074  First Horizon National Corp. ..........        43,686         47,497
      7,200  Fulton Financial Corp. ................        68,324         78,552
      3,400  Investors Bancorp Inc.+ ...............        48,529         51,170
      2,850  KBW Inc.+ .............................        62,302         93,879
      3,250  Knight Capital Group Inc., Cl. A+ .....        54,280         48,295
      2,550  Max Capital Group Ltd. ................        55,512         59,237
     11,350  Meadowbrook Insurance Group Inc. ......        63,124         80,131
      2,950  NewAlliance Bancshares Inc. ...........        36,638         44,339
      1,150  Northfield Bancorp Inc.+ ..............        14,858         13,926
      2,150  OneBeacon Insurance Group Ltd. ........        35,530         45,473
      2,700  Oritani Financial Corp.+ ..............        43,633         45,495
      3,850  Provident Financial Services Inc. .....        57,449         63,563
      3,900  Sterling Bancorp. .....................        45,689         56,394
      3,050  TCF Financial Corp. ...................        52,658         54,900
      2,900  Texas Capital Bancshares Inc.+ ........        49,581         60,204
      5,800  The Colonial Bancgroup Inc. ...........        33,573         45,588
      2,250  Valley National Bancorp ...............        41,858         47,160
      2,300  Viewpoint Financial Group .............        34,953         40,250
      7,900  Webster Financial Corp. ...............       151,087        199,475
      3,750  Westfield Financial Inc. ..............        35,041         38,625
                                                      ------------  -------------
                                                         1,451,431      1,683,648
                                                      ------------  -------------
             FOOD AND BEVERAGE -- 1.4%
        950  J & J Snack Foods Corp. ...............        32,488         32,215
      5,200  Smart Balance Inc.+ ...................        31,915         34,112
      4,700  The Cheesecake Factory Inc.+ ..........        74,463         68,714
                                                      ------------  -------------
                                                           138,866        135,041
                                                      ------------  -------------
             HEALTH CARE -- 5.1%
      1,050  Advanced Medical Optics Inc.+ .........        20,132         18,669
      1,050  AMN Healthcare Services Inc.+ .........        18,118         18,448
      3,200  AngioDynamics Inc.+ ...................        44,487         50,560
      5,000  Assisted Living Concepts Inc.,
                Cl. A+ .............................        28,102         31,850

                                                                        MARKET
  SHARES                                                  COST          VALUE
-----------                                           ------------  -------------
        450  Greatbatch Inc.+. .....................  $     10,768  $      11,043
      3,900  Home Diagnostics Inc.+ ................        30,526         37,752
      2,300  K-V Pharmaceutical Co., Cl. A+ ........        62,100         52,233
        950  Kindred Healthcare Inc.+ ..............        28,157         26,191
      1,150  Omnicare Inc. .........................        32,395         33,086
      1,500  PharMerica Corp.+ .....................        33,426         33,735
      3,775  Rochester Medical Corp.+ ..............        45,108         50,057
      2,600  Skilled Healthcare Group Inc.,
                Cl. A+ .............................        35,713         41,314
      1,500  SonoSite Inc.+ . ......................        42,657         47,100
      1,800  Sun Healthcare Group Inc.+ ............        31,371         26,388
        800  Syneron Medical Ltd.+ .................        11,215         11,400
                                                      ------------  -------------
                                                           474,275        489,826
                                                      ------------  -------------
             HOTELS AND GAMING -- 0.3%
      1,050  Orient-Express Hotels Ltd., Cl. A .....        46,444         25,337
                                                      ------------  -------------
             MACHINERY -- 4.3%
      1,050  Altra Holdings Inc.+ ..................        16,992         15,498
      1,150  Dynamic Materials Corp. ...............        33,061         26,691
     11,550  Flow International Corp.+ .............        81,736         58,674
        950  Gardner Denver Inc.+ ..................        45,681         32,984
      2,050  Lydall Inc.+ ..........................        28,559         19,741
      3,400  Mueller Water Products Inc., Cl. A ....        27,028         30,532
      6,100  Newport Corp.+ ........................        72,398         65,758
      1,300  NN Inc. ...............................        17,739         16,705
        800  Sauer-Danfoss Inc. ....................        23,600         19,752
      7,200  TriMas Corp.+ .........................        44,028         47,232
      1,900  Trinity Industries Inc. ...............        60,510         48,887
      1,050  Watts Water Technologies Inc., Cl. A ..        25,534         28,718
                                                      ------------  -------------
                                                           476,866        411,172
                                                      ------------  -------------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.9%
      8,800  Monaco Coach Corp. ....................        24,734         17,160
      5,050  Winnebago Industries Inc. .............        55,245         65,246
                                                      ------------  -------------
                                                            79,979         82,406
                                                      ------------  -------------
             METALS AND MINING -- 0.6%
      1,550  Commercial Metals Co. .................        48,476         26,179
      2,650  Titanium Metals Corp. .................        31,417         30,051
                                                      ------------  -------------
                                                            79,893         56,230
                                                      ------------  -------------
             PUBLISHING -- 1.0%
      2,700  Belo Corp., Cl. A. ....................        18,150         16,092
      3,900  Journal Communications Inc., Cl. A ....        18,539         19,032
      2,200  Meredith Corp.                                 60,750         61,688
                                                      ------------  -------------
                                                            97,439         96,812
                                                      ------------  -------------
             RESTAURANTS -- 0.3%
      5,200  Morton's Restaurant Group Inc.+ .......        33,000         26,364
                                                      ------------  -------------
             RETAIL -- 4.0%
      4,100  American Eagle Outfitters Inc. ........        57,681         62,525
      1,950  AnnTaylor Stores Corp.+ ...............        47,101         40,248
      5,150  Coldwater Creek Inc.+ .................        27,842         29,818
      5,300  J. Crew Group Inc.+ ...................       161,923        151,421
      6,150  Saks Inc.+ ............................        62,186         56,888
        450  Tractor Supply Co.+ ...................        15,015         18,923
        950  Zale Corp.+ ...........................        17,431         23,750
                                                      ------------  -------------
                                                           389,179        383,573
                                                      ------------  -------------
             SEMICONDUCTORS -- 12.0%
     14,200  Advanced Analogic Technologies Inc.+ ..        65,396         66,030
      7,300  ATMI Inc.+ ............................       178,350        131,254
      6,150  AXT Inc.+ .............................        27,207         11,562

                See accompanying notes to financial statements.

GAMCO WESTWOOD SMALLCAP EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2008

                                                                        MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  -------------
             COMMON STOCKS (CONTINUED)
             SEMICONDUCTORS (CONTINUED)
      5,150  Brooks Automation Inc.+ ...............  $     43,887  $      43,054
      2,850  California Micro Devices Corp.+ .......         8,835          8,521
      6,700  Cascade Microtech Inc.+ ...............        42,557         28,341
     19,900  Entegris Inc.+ ........................       124,491         96,316
      8,000  FormFactor Inc.+ ......................       148,499        139,360
      6,700  FSI International Inc.+ ...............         9,055          4,958
      9,550  Integrated Device Technology Inc.+ ....        93,033         74,299
      9,400  Kulicke & Soffa Industries Inc.+ ......        56,647         42,394
     15,650  Lattice Semiconductor Corp.+ ..........        43,665         32,239
      8,700  Mattson Technology Inc.+ ..............        42,369         41,151
      1,750  Microsemi Corp.+ ......................        41,075         44,590
      4,700  MoSys Inc.+ ...........................        21,427         19,928
      5,850  O2Micro International Ltd.+ ...........        29,532         21,236
     11,350  ON Semiconductor Corp.+ ...............        90,874         76,726
      6,950  PLX Technology Inc.+ ..................        45,126         35,584
     15,000  RF Micro Devices Inc.+ ................        43,526         43,800
      4,100  Silicon Image Inc.+ ...................        27,055         21,894
        950  Silicon Laboratories Inc.+ ............        32,425         29,165
      5,050  Ultra Clean Holdings+ .................        35,636         25,452
      4,750  Veeco Instruments Inc.+ ...............        72,711         70,348
      2,400  Verigy Ltd.+ ..........................        54,228         39,072
                                                      ------------  -------------
                                                         1,377,606      1,147,274
                                                      ------------  -------------

                                                                        MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  -------------
             SPECIALTY CHEMICALS -- 6.2%
      4,000  American Vanguard Corp. ...............  $     43,474  $      60,320
      2,100  Arch Chemicals Inc. ...................        69,244         74,130
      6,769  Ferro Corp. ...........................       124,792        136,057
      5,275  H.B. Fuller Co. .......................       142,191        110,089
      4,650  Material Sciences Corp.+ ..............        36,596         26,737
      1,750  Olin Corp. ............................        45,477         33,950
      3,850  Penford Corp. .........................        54,843         68,106
      2,200  Valspar Corp. .........................        46,436         49,038
      1,750  Zep Inc. ..............................        26,068         30,870
                                                      ------------  -------------
                                                           589,121        589,297
                                                      ------------  -------------
             TELECOMMUNICATIONS -- 0.2%
      4,100  HickoryTech Corp. .....................        39,234         23,821
                                                      ------------  -------------
             TRANSPORTATION -- 0.3%
      2,250  YRC Worldwide Inc.+ ...................        36,323         26,910
                                                      ------------  -------------
             TOTAL COMMON STOCKS ...................     9,954,278      9,513,981
                                                      ------------  -------------
             TOTAL INVESTMENTS -- 99.5%               $  9,954,278      9,513,981
                                                      ============
             OTHER ASSETS AND LIABILITIES
                (NET) -- 0.5% ......................                       45,800
                                                                    -------------
             NET ASSETS -- 100.0% ..................                $   9,559,781
                                                                    =============

----------
+    Non-income producing security.

                See accompanying notes to financial statements.

GAMCO WESTWOOD INCOME FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2008

                                                                       MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  -------------
             COMMON STOCKS -- 80.5%
             BANKING -- 14.3%
      9,000  Bank of America Corp. .................  $    444,292  $     315,000
      7,000  Citigroup Inc. ........................       194,671        143,570
      3,000  HSBC Holdings plc, ADR ................       274,455        242,490
      9,000  U.S. Bancorp ..........................       297,267        324,180
      4,150  Valley National Bancorp ...............        89,044         86,984
                                                      ------------  -------------
                                                         1,299,729      1,112,224
                                                      ------------  -------------
             BUSINESS SERVICES -- 4.1%
      6,000  Deluxe Corp. ..........................       131,449         86,340
      7,000  Paychex Inc. ..........................       307,178        231,210
                                                      ------------  -------------
                                                           438,627        317,550
                                                      ------------  -------------
             DIVERSIFIED INDUSTRIAL -- 3.5%
      9,000  General Electric Co. ..................       327,575        229,500
      1,000  Honeywell International Inc. ..........        42,208         41,550
                                                      ------------  -------------
                                                           369,783        271,050
                                                      ------------  -------------
             ELECTRONICS -- 1.9%
      8,000  Intel Corp. ...........................       188,828        149,840
                                                      ------------  -------------
             ENERGY AND UTILITIES: INTEGRATED -- 9.0%
      1,000  BP plc, ADR ...........................        75,428         50,170
      4,000  Integrys Energy Group Inc. ............       203,201        199,760
      9,000  National Oilwell Varco Inc.+ ..........       491,549        452,070
                                                      ------------  -------------
                                                           770,178        702,000
                                                      ------------  -------------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.6%
      8,500  Spectra Energy Corp. ..................       221,225        202,300
                                                      ------------  -------------
             ENERGY AND UTILITIES: OIL -- 5.0%
      2,000  Chevron Corp. .........................       169,778        164,960
      3,000  ConocoPhillips ........................       240,082        219,750
                                                      ------------  -------------
                                                           409,860        384,710
                                                      ------------  -------------
             ENERGY AND UTILITIES: SERVICES -- 3.1%
      6,000  Halliburton Co. .......................       214,955        194,340
      1,000  Noble Corp. ...........................        49,008         43,900
                                                      ------------  -------------
                                                           263,963        238,240
                                                      ------------  -------------
             FINANCIAL SERVICES -- 8.6%
      1,000  American International
                Group Inc. .........................        38,000          3,330
      5,000  Discover Financial Services ...........        77,374         69,100
      9,000  H&R Block Inc. ........................       197,560        204,750
      1,500  State Street Corp. ....................        76,504         85,320
      2,500  The Bank of New York
                Mellon Corp. .......................        86,260         81,450
      6,000  Wells Fargo & Co. .....................       193,140        225,180
                                                      ------------  -------------
                                                           668,838        669,130
                                                      ------------  -------------
             FOOD AND BEVERAGE -- 8.9%
      7,000  ConAgra Foods Inc. ....................       174,145        136,220
      4,761  General Mills Inc. ....................       278,679        327,176
      7,000  Kraft Foods Inc., Cl. A ...............       231,325        229,250
                                                      ------------  -------------
                                                           684,149        692,646
                                                      ------------  -------------
             HEALTH CARE -- 5.5%
     15,000  Pfizer Inc. ...........................       387,232        276,600
      4,000  Wyeth .................................       201,908        147,760
                                                      ------------  -------------
                                                           589,140        424,360
                                                      ------------  -------------
             PAPER AND FOREST PRODUCTS -- 2.0%
      6,000  International Paper Co. ...............       166,722        157,080
                                                      ------------  -------------
             RETAIL -- 1.7%
      5,000  The Home Depot Inc. ...................       198,531        129,450
                                                      ------------  -------------

                                                                       MARKET
   SHARES                                                 COST          VALUE
-----------                                           ------------  -------------
             SPECIALTY CHEMICALS -- 2.6%
      5,000  E.I. du Pont de
                Nemours & Co. ......................  $    250,408  $     201,500
                                                      ------------  -------------
             TELECOMMUNICATIONS -- 7.7%
      8,000  AT&T Inc. .............................       270,305        223,360
      3,000  Embarq Corp. ..........................       130,007        121,650
      8,000  Verizon Communications Inc. ...........       332,998        256,720
                                                      ------------  -------------
                                                           733,310        601,730
                                                      ------------  -------------
             TOTAL COMMON STOCKS ...................     7,253,291      6,253,810
                                                      ------------  -------------
             PREFERRED STOCKS -- 8.4%
             BROADCASTING -- 2.0%
      9,000  CBS Corp., 7.250% Pfd. ................       227,727        152,100
                                                      ------------  -------------
             FINANCIAL SERVICES -- 6.4%
     12,000  Bank One Capital Trust VI,
                7.200% Pfd. ........................       305,738        243,000
      6,300  General Electric
                Capital Corp., 5.875% Pfd. .........       154,617        125,811
      5,900  Wells Fargo Capital Trust IV,
                7.000% Pfd. ........................       150,504        129,800
                                                      ------------  -------------
                                                           610,859        498,611
                                                      ------------  -------------
             TOTAL PREFERRED STOCKS ................       838,586        650,711
                                                      ------------  -------------
             CONVERTIBLE PREFERRED STOCKS -- 2.1%
             FINANCIAL SERVICES -- 2.1%
        500  Alleghany Corp.,
                5.750% Cv. Pfd. ....................       139,920        166,988
                                                      ------------  -------------

 PRINCIPAL
   AMOUNT
-----------
             CORPORATE BONDS -- 6.6%
             ENERGY AND UTILITIES: OIL -- 3.8%
   $300,000  Anadarko Petroleum Corp.,
                3.219%, 09/15/09 (a) ...............       300,186        296,536
                                                      ------------  -------------
             FINANCIAL SERVICES -- 2.8%
    250,000  American Express Credit
                Corp., MTN,
                2.648%, 06/16/11 (a) ...............       250,000        218,753
                                                      ------------  -------------
             TOTAL CORPORATE BONDS .................       550,186        515,289
                                                      ------------  -------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.1%
             FEDERAL HOME LOAN BANK -- 7.1%
    550,000     4.625%, 11/21/08 ...................       549,654        551,163
                                                      ------------  -------------
             TOTAL INVESTMENTS -- 104.7% ...........  $  9,331,637      8,137,961
                                                      ============
             OTHER ASSETS AND LIABILITIES
                (NET) -- (4.7)% ....................                     (364,707)
                                                                    -------------
             NET ASSETS -- 100.0% ..................                $   7,773,254
                                                                    =============

----------
(a) Floating rate security. The rate disclosed is that in effect at September 30, 2008.

+    Non-income producing security.

ADR  American Depositary Receipt

MTN  Medium Term Note

                See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2008

                                               MIGHTY         EQUITY         BALANCED    INTERMEDIATE      SMALLCAP       INCOME
                                           MITES(SM) FUND      FUND            FUND        BOND FUND      EQUITY FUND      FUND
                                           --------------  ------------    ------------  ------------    -------------- -----------
ASSETS:
   Investments, at value (cost
      $67,456,376, $177,477,371,
      $145,772,690, $12,084,657,
      $9,954,278, and $9,331,637,
      respectively) .....................    $70,523,264   $176,916,984    $145,939,740   $12,003,834    $ 9,513,981    $ 8,137,961
   Cash .................................        921,922             --              --            --             --         76,336
   Receivable for Fund shares sold ......        818,505        349,255         933,186         6,590         97,181            190
   Receivable for investments sold ......         52,331        699,540         301,126            --        196,841             --
   Receivable from Adviser ..............             --             --              --         3,605          4,687         13,344
   Dividends and interest receivable ....        165,221        323,631         760,492       121,621          5,118         25,219
   Prepaid expenses .....................         26,470         30,674          27,075        20,588         16,934         24,723
                                             -----------   ------------    ------------   -----------    -----------    -----------
   TOTAL ASSETS .........................     72,507,713    178,320,084     147,961,619    12,156,238      9,834,742      8,277,773
                                             -----------   ------------    ------------   -----------    -----------    -----------
LIABILITIES:
   Payable to custodian .................             --             --              --            --          8,537             --
   Payable for investments purchased ....      4,371,700        809,189         514,982       620,210        136,155        442,215
   Payable for Fund shares redeemed .....        305,300      2,631,943         410,402         4,455         88,590         16,168
   Distributions payable ................             --             --              --         8,705             --             --
   Payable for investment
      advisory fees .....................         56,744        148,797          90,724            --             --             --
   Payable for distribution fees ........         18,254         39,135          32,015         2,548          2,345          1,876
   Payable for accounting fees ..........          7,501          7,503           7,503            --             --             --
   Payable for legal and audit fees .....         37,005         36,436          35,840        26,467         28,465         29,356
   Payable for shareholder communications
      expenses ..........................         13,798         38,736          30,872         1,273          3,055          5,325
   Payable for shareholder
      services fees .....................         12,730         34,529          18,591         2,172          2,215          2,867
   Other accrued expenses ...............          9,452          3,298           3,202         2,601          5,599          6,712
                                             -----------   ------------    ------------   -----------    -----------    -----------
   TOTAL LIABILITIES ....................      4,832,484      3,749,566       1,144,131       668,431        274,961        504,519
                                             -----------   ------------    ------------   -----------    -----------    -----------
   NET ASSETS ...........................    $67,675,229   $174,570,518    $146,817,488   $11,487,807    $ 9,559,781    $ 7,773,254
                                             ===========   ============    ============   ===========    ===========    ===========
NET ASSETS CONSIST OF:
   Paid-in capital, at $0.001
      par value .........................    $63,178,669   $176,129,550    $146,851,649   $11,566,118    $17,085,143    $ 9,990,147
   Accumulated net investment
      income/(loss) .....................         (1,210)     1,094,396          14,702        (1,306)            --         (9,531)
   Accumulated net realized
      gain/(loss) on investments
      and foreign currency
      transactions ......................      1,430,487     (2,093,041)       (215,913)        3,791     (7,085,065)    (1,013,686)
   Net unrealized appreciation/
      (depreciation) on investments .....      3,066,888       (560,387)        167,050       (80,823)      (440,297)    (1,193,676)
   Net unrealized appreciation on foreign
      currency translations .............            395             --              --            27             --             --
                                             -----------   ------------    ------------   -----------    -----------    -----------
   NET ASSETS ...........................    $67,675,229   $174,570,518    $146,817,488   $11,487,807    $ 9,559,781    $ 7,773,254
                                             ===========   ============    ============   ===========    ===========    ===========
SHARES OF BENEFICIAL INTEREST:
   CLASS AAA:
   Net assets ...........................    $55,808,414   $167,946,068    $138,173,878   $10,497,777    $ 8,490,601    $ 7,284,702
                                             ===========   ============    ============   ===========    ===========    ===========
   Shares of beneficial interest
      outstanding; unlimited number of
      shares authorized .................      4,162,260     18,241,069      13,194,234       968,408        708,143        928,013
                                             ===========   ============    ============   ===========    ===========    ===========
   NET ASSET VALUE, offering, and
      redemption price per share ........    $     13.41   $       9.21    $      10.47   $     10.84    $     11.99    $      7.85
                                             ===========   ============    ============   ===========    ===========    ===========
   CLASS A:
   Net assets ...........................    $ 6,133,856   $  5,078,450    $  5,639,060   $   100,797    $   702,732    $    51,351
                                             ===========   ============    ============   ===========    ===========    ===========
   Shares of beneficial interest
      outstanding; unlimited number
      of shares authorized ..............        462,468        557,428         536,299         9,299         59,132          6,325
                                             ===========   ============    ============   ===========    ===========    ===========
   NET ASSET VALUE and redemption price
      per share .........................    $     13.26   $       9.11(a) $      10.51   $     10.84    $     11.88    $      8.12
                                             ===========   ============    ============   ===========    ===========    ===========
   Maximum offering price per share
      (NAV/.96, based on maximum sales
      charge of 4.00% of the
      offering price) ...................    $     13.82   $       9.49(a) $      10.95   $     11.29    $     12.38    $      8.46
                                             ===========   ============    ============   ===========    ===========    ===========
   CLASS B:
   Net assets ...........................    $   169,230   $     12,920    $    125,571   $    47,868    $     5,170    $        86
                                             ===========   ============    ============   ===========    ===========    ===========
   Shares of beneficial interest
      outstanding; unlimited number of
      shares authorized .................         13,397          1,443          11,841         4,417            451           10.4
                                             ===========   ============    ============   ===========    ===========    ===========
   NET ASSET VALUE and offering price per
      share (b) .........................    $     12.63   $       8.95    $      10.60   $     10.84    $     11.46    $      8.27
                                             ===========   ============    ============   ===========    ===========    ===========
   CLASS C:
   Net assets ...........................    $ 4,671,186   $    736,320    $  1,388,940   $   477,748    $   196,265    $   319,479
                                             ===========   ============    ============   ===========    ===========    ===========
   Shares of beneficial interest
      outstanding; unlimited number of
      shares authorized .................        372,231         82,231         130,850        46,323         17,277         36,926
                                             ===========   ============    ============   ===========    ===========    ===========
   NET ASSET VALUE and offering price
      per share (b) .....................    $     12.55   $       8.95    $      10.61   $     10.31(a) $     11.36    $      8.65
                                             ===========   ============    ============   ===========    ===========    ===========
   CLASS I:
   Net assets ...........................    $   892,543   $    796,760    $  1,490,039   $   363,617    $   165,013    $   117,636
                                             ===========   ============    ============   ===========    ===========    ===========
   Shares of beneficial interest
      outstanding; unlimited number
      of shares authorized ..............         66,405         86,314         142,430        33,522         13,753         14,980
                                             ===========   ============    ============   ===========    ===========    ===========
   NET ASSET VALUE, offering, and
      redemption price per share ........    $     13.44   $       9.23    $      10.46   $     10.85    $     12.00(a) $      7.85
                                             ===========   ============    ============   ===========    ===========    ===========

----------
(a) Shareholder transactions may have been processed at a different net asset value.

(b)  Redemption price varies based on the length of time held.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2008

                                                    MIGHTY         EQUITY       BALANCED    INTERMEDIATE    SMALLCAP      INCOME
                                                MITES(SM) FUND      FUND          FUND        BOND FUND   EQUITY FUND      FUND
                                                --------------  ------------  ------------  ------------  -----------  -----------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $4,108,
      $0, $0, $0, $0, and $54,
      respectively) ..........................   $    652,521   $  4,198,995  $  2,064,499    $  1,729    $   101,230  $   363,047
   Interest ..................................        362,081             37     2,596,313     490,403         11,685      122,729
                                                 ------------   ------------  ------------    --------    -----------  -----------
   TOTAL INVESTMENT INCOME ...................      1,014,602      4,199,032     4,660,812     492,132        112,915      485,776
                                                 ------------   ------------  ------------    --------    -----------  -----------
EXPENSES:
   Investment advisory fees ..................        597,093      1,905,623     1,149,679      70,078         88,735      111,909
   Distribution fees - Class AAA .............        126,255        457,977       364,039      25,438         19,356       26,742
   Distribution fees - Class A ...............         24,938         32,212        27,894         272          3,936          341
   Distribution fees - Class B ...............          2,839            195         1,576         625             61            5
   Distribution fees - Class C ...............         34,698          4,767        12,189      12,307          2,340        3,507
   Accounting fees ...........................         45,000         45,000        45,000          --             --           --
   Custodian fees ............................         28,626         32,131        28,555       8,241         14,202       12,676
   Interest expense ..........................            264             --            --          --            682        4,188
   Legal and audit fees ......................         57,054         40,022        42,406      41,444         46,846       43,208
   Registration expenses .....................         35,577         66,070        38,090      30,816         30,798       39,278
   Shareholder communications expenses .......         33,117         81,325        64,792       1,176          7,697       12,188
   Shareholder services fees .................         63,882        160,212       102,318      12,525         13,240       17,540
   Trustees' fees ............................          3,270         11,070         8,922         662            516          763
   Miscellaneous expenses ....................         11,272         20,227        18,215      11,226          7,618        7,816
                                                 ------------   ------------  ------------    --------    -----------  -----------
   TOTAL EXPENSES ............................      1,063,885      2,856,831     1,903,675     214,810        236,027      280,161
                                                 ------------   ------------  ------------    --------    -----------  -----------
   LESS:
      Expense reimbursements (see Note 3) ....             --             --            --     (80,804)       (92,150)    (100,688)
      Custodian fee credits ..................           (679)       (31,657)      (27,844)     (7,767)        (6,653)      (7,461)
                                                 ------------   ------------  ------------    --------    -----------  -----------
   TOTAL REIMBURSEMENTS AND CREDITS ..........           (679)       (31,657)      (27,844)    (88,571)       (98,803)    (108,149)
                                                 ------------   ------------  ------------    --------    -----------  -----------
   NET EXPENSES ..............................      1,063,206      2,825,174     1,875,831     126,239        137,224      172,012
                                                 ------------   ------------  ------------    --------    -----------  -----------
   NET INVESTMENT INCOME/(LOSS) ..............        (48,604)     1,373,858     2,784,981     365,893        (24,309)     313,764
                                                 ------------   ------------  ------------    --------    -----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain/(loss) on investments ...      1,926,273     (1,553,069)      150,087      42,191       (267,244)  (1,026,115)
   Net realized loss on foreign currency
      transactions ...........................         (1,153)            --            --          --             --           --
                                                 ------------   ------------  ------------    --------    -----------  -----------
   Net realized gain/(loss) on investments and
      foreign currency transactions ..........      1,925,120     (1,553,069)      150,087      42,191       (267,244)  (1,026,115)
                                                 ------------   ------------  ------------    --------    -----------  -----------
   Net change in unrealized appreciation/
      (depreciation) on investments ..........    (10,388,184)   (32,856,852)  (16,151,151)    (75,665)    (1,837,044)  (1,440,749)
   Net change in unrealized appreciation/
      (depreciation) on foreign currency
      translations ...........................           (329)            --            --          16             --           --
                                                 ------------   ------------  ------------    --------    -----------  -----------
   Net change in unrealized appreciation/
      (depreciation) on investments and
      foreign currency translations ..........    (10,388,513)   (32,856,852)  (16,151,151)    (75,649)    (1,837,044)  (1,440,749)
                                                 ------------   ------------  ------------    --------    -----------  -----------
   NET REALIZED AND UNREALIZED GAIN/(LOSS)
      ON INVESTMENTS AND FOREIGN CURRENCY ....     (8,463,393)   (34,409,921)  (16,001,064)    (33,458)    (2,104,288)  (2,466,864)
                                                 ------------   ------------  ------------    --------    -----------  -----------
   NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..............   $ (8,511,997)  $(33,036,063) $(13,216,083)   $332,435    $(2,128,597) $(2,153,100)
                                                 ============   ============  ============    ========    ===========  ===========

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   MIGHTY MITES(SM) FUND                   EQUITY FUND
                                                             --------------------------------   --------------------------------
                                                             FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                             --------------------------------   --------------------------------
                                                                    2008           2007                2008           2007
                                                                ------------   -----------         ------------   ------------
OPERATIONS:
   Net investment income/(loss) ..........................      $    (48,604)  $   199,835         $  1,373,858   $    679,596
   Net realized gain/(loss) on investments and foreign
      currency transactions ..............................         1,925,120     5,198,020           (1,553,069)    25,589,048
   Net change in unrealized appreciation/(depreciation)
      on investments and foreign currency translations ...       (10,388,513)    2,972,257          (32,856,852)     7,079,829
                                                                ------------   -----------         ------------   ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ....................................        (8,511,997)    8,370,112          (33,036,063)    33,348,473
                                                                ------------   -----------         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ..........................................          (173,195)           --             (788,363)      (737,096)
      Class A ............................................           (20,881)           --              (14,656)        (4,914)
      Class C ............................................            (2,086)           --                   --             --
                                                                ------------   -----------         ------------   ------------
                                                                    (196,162)           --             (803,019)      (742,010)
                                                                ------------   -----------         ------------   ------------
   Net realized gain on investments
      Class AAA ..........................................        (4,398,562)   (5,192,410)         (23,536,496)   (28,093,088)
      Class A ............................................          (427,184)         (567)            (594,524)      (451,192)
      Class B ............................................           (37,625)      (72,032)              (2,963)        (5,227)
      Class C ............................................          (219,499)      (45,681)             (43,046)       (52,506)
                                                                ------------   -----------         ------------   ------------
                                                                  (5,082,870)   (5,310,690)         (24,177,029)   (28,602,013)
                                                                ------------   -----------         ------------   ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................        (5,279,032)   (5,310,690)         (24,980,048)   (29,344,023)
                                                                ------------   -----------         ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ..........................................        31,088,927    13,160,409           56,113,757     38,533,796
      Class A ............................................         7,562,274     2,241,765            7,236,476        564,785
      Class B ............................................                15            --                   --             --
      Class C ............................................         3,724,307     1,845,146              717,153         18,205
      Class I ............................................           963,567            --              984,430             --
                                                                ------------   -----------         ------------   ------------
                                                                  43,339,090    17,247,320           65,051,816     39,116,786
                                                                ------------   -----------         ------------   ------------
   Proceeds from reinvestment of distributions
      Class AAA ..........................................         4,129,014     4,658,234           23,304,371     27,658,190
      Class A ............................................           429,306           545              604,502        451,854
      Class B ............................................            37,512        71,845                1,929          3,906
      Class C ............................................           193,520        45,659               42,305         51,834
                                                                ------------   -----------         ------------   ------------
                                                                   4,789,352     4,776,283           23,953,107     28,165,784
                                                                ------------   -----------         ------------   ------------
   Cost of shares redeemed
      Class AAA ..........................................       (15,832,340)   (9,412,055)         (45,590,193)   (49,588,854)
      Class A ............................................        (2,956,021)      (11,391)          (4,355,199)      (363,055)
      Class B ............................................          (197,245)     (131,824)              (5,786)       (12,586)
      Class C ............................................          (595,613)     (176,399)            (172,081)       (71,724)
      Class I ............................................           (43,498)           --              (77,851)            --
                                                                ------------   -----------         ------------   ------------
                                                                 (19,624,717)   (9,731,669)         (50,201,110)   (50,036,219)
                                                                ------------   -----------         ------------   ------------
   NET INCREASE IN NET ASSETS FROM SHARES OF
      BENEFICIAL INTEREST TRANSACTIONS ...................        28,503,725    12,291,934           38,803,813     17,246,351
                                                                ------------   -----------         ------------   ------------
   REDEMPTION FEES .......................................             1,648           131                   --             --
                                                                ------------   -----------         ------------   ------------
   NET INCREASE/(DECREASE) IN NET ASSETS .................        14,714,344    15,351,487          (19,212,298)    21,250,801
NET ASSETS:
   Beginning of period ...................................        52,960,885    37,609,398          193,782,816    172,532,015
                                                                ------------   -----------         ------------   ------------
   End of period .........................................      $ 67,675,229   $52,960,885         $174,570,518   $193,782,816
                                                                ============   ===========         ============   ============
   Undistributed net investment income ...................                --   $   195,407         $  1,094,396   $    531,934
                                                                ============   ===========         ============   ============

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          BALANCED FUND            INTERMEDIATE BOND FUND
                                                   ---------------------------   -------------------------
                                                        FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                          SEPTEMBER 30,                SEPTEMBER 30,
                                                   ---------------------------   -------------------------
                                                       2008           2007           2008          2007
                                                   ------------   ------------   -----------   -----------
OPERATIONS:
   Net investment income .......................   $  2,784,981   $  2,722,688   $   365,893   $   350,907
   Net realized gain/(loss) on investments .....        150,087     11,476,050        42,191        (2,613)
   Net change in unrealized
      appreciation/(depreciation) on
      investments ..............................    (16,151,151)     5,542,110       (75,649)        2,748
                                                   ------------   ------------   -----------   -----------
   NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................    (13,216,083)    19,740,848       332,435       351,042
                                                   ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ................................     (2,719,978)    (2,562,323)     (329,078)     (350,708)
      Class A ..................................        (91,923)       (81,823)       (2,394)       (2,513)
      Class B ..................................         (1,568)        (1,846)       (1,579)       (4,748)
      Class C ..................................        (13,621)        (9,350)      (28,066)          (73)
      Class I ..................................        (16,935)            --        (4,776)           --
                                                   ------------   ------------   -----------   -----------
                                                     (2,844,025)    (2,655,342)     (365,893)     (358,042)
                                                   ------------   ------------   -----------   -----------
   Net realized gain on investments
      Class AAA ................................    (11,110,478)   (18,214,060)           --            --
      Class A ..................................       (405,420)      (697,805)           --            --
      Class B ..................................        (14,126)       (22,753)           --            --
      Class C ..................................        (71,581)      (127,276)           --            --
                                                   ------------   ------------   -----------   -----------
                                                    (11,601,605)   (19,061,894)           --            --
                                                   ------------   ------------   -----------   -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........    (14,445,630)   (21,717,236)     (365,893)     (358,042)
                                                   ------------   ------------   -----------   -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ................................     35,309,365     27,827,449     3,653,273     1,292,471
      Class A ..................................      1,374,427        376,204       156,785         9,000
      Class B ..................................             --         43,323            --            --
      Class C ..................................        782,745        174,540     3,323,184        89,952
      Class I ..................................      1,660,440             --       396,494            --
                                                   ------------   ------------   -----------   -----------
                                                     39,126,977     28,421,516     7,529,736     1,391,423
                                                   ------------   ------------   -----------   -----------
   Proceeds from reinvestment of distributions
      Class AAA ................................     13,358,522     19,991,375       236,256       272,125
      Class A ..................................        441,381        685,203         1,560         2,478
      Class B ..................................         10,778         15,985           230           880
      Class C ..................................         69,575        108,766        21,145            17
      Class I ..................................         16,935             --         4,776            --
                                                   ------------   ------------   -----------   -----------
                                                     13,897,191     20,801,329       263,967       275,500
                                                   ------------   ------------   -----------   -----------
   Cost of shares redeemed
      Class AAA ................................    (36,401,407)   (38,789,648)   (2,809,664)   (2,061,718)
      Class A ..................................       (696,633)    (1,054,294)     (125,247)      (34,365)
      Class B ..................................        (48,649)        (3,077)      (46,518)     (190,022)
      Class C ..................................       (256,624)      (209,433)   (2,850,287)      (75,258)
      Class I ..................................        (42,169)            --       (30,597)           --
                                                   ------------   ------------   -----------   -----------
                                                    (37,445,482)   (40,056,452)   (5,862,313)   (2,361,363)
                                                   ------------   ------------   -----------   -----------
   NET INCREASE/(DECREASE) IN NET ASSETS
      FROM SHARES OF BENEFICIAL INTEREST
      TRANSACTIONS .............................     15,578,686      9,166,393     1,931,390      (694,440)
                                                   ------------   ------------   -----------   -----------
   NET INCREASE/(DECREASE) IN NET ASSETS .......    (12,083,027)     7,190,005     1,897,932      (701,440)

NET ASSETS:
   Beginning of period .........................    158,900,515    151,710,510     9,589,875    10,291,315
                                                   ------------   ------------   -----------   -----------
   End of period ...............................   $146,817,488   $158,900,515   $11,487,807   $ 9,589,875
                                                   ============   ============   ===========   ===========
   Undistributed net investment income .........   $     14,702   $     73,636            --            --
                                                   ============   ============   ===========   ===========

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      SMALLCAP EQUITY FUND              INCOME FUND
                                                   --------------------------   ---------------------------
                                                       FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                          SEPTEMBER 30,                SEPTEMBER 30,
                                                   --------------------------   ---------------------------
                                                       2008           2007          2008           2007
                                                   ------------   -----------   ------------   ------------
OPERATIONS:
   Net investment income/(loss) ................   $   (24,309)   $   (32,083)  $    313,764   $    672,609
   Net realized gain/(loss) on investments .....      (267,244)     1,433,147     (1,026,115)       304,989
   Net change in unrealized
      appreciation/(depreciation) on
      investments ..............................    (1,837,044)       463,604     (1,440,749)         1,934
                                                   -----------    -----------   ------------   ------------
   NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................    (2,128,597)     1,864,668     (2,153,100)       979,532
                                                   -----------    -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ................................            --       (105,452)      (385,568)      (635,769)
      Class A ..................................            --         (4,971)        (2,392)        (3,135)
      Class B ..................................            --            (18)            (2)           (78)
      Class C ..................................            --         (1,872)       (10,506)        (4,873)
      Class I ..................................            --             --         (3,014)            --
                                                   -----------    -----------   ------------   ------------
                                                            --       (112,313)      (401,482)      (643,855)
                                                   -----------    -----------   ------------   ------------
   Net realized gain on investments
      Class AAA ................................            --             --       (271,625)    (2,261,447)
      Class A ..................................            --             --         (2,299)       (20,488)
      Class B ..................................            --             --             (2)          (414)
      Class C ..................................            --             --         (7,478)        (3,062)
                                                   -----------    -----------   ------------   ------------
                                                            --             --       (281,404)    (2,285,411)
                                                   -----------    -----------   ------------   ------------
   Return of capital
      Class AAA ................................            --             --        (27,456)            --
      Class A ..................................            --             --           (170)            --
      Class B ..................................            --             --             (1)            --
      Class C ..................................            --             --           (748)            --
      Class I ..................................            --             --           (214)            --
                                                   -----------    -----------   ------------   ------------
                                                            --             --        (28,589)            --
                                                   -----------    -----------   ------------   ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........            --       (112,313)      (711,475)    (2,929,266)
                                                   -----------    -----------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ................................     5,087,091      3,612,664      2,284,562     13,573,132
      Class A ..................................       619,158        382,618         41,454         81,406
      Class B ..................................            --             --              1             --
      Class C ..................................        22,221         37,487        120,035        386,845
      Class I ..................................       219,169             --        138,846             --
                                                   -----------    -----------   ------------   ------------
                                                     5,947,639      4,032,769      2,584,898     14,041,383
                                                   -----------    -----------   ------------   ------------
   Proceeds from reinvestment of distributions
      Class AAA ................................            --         77,961        650,580      2,752,191
      Class A ..................................            --          4,969          4,565         22,075
      Class B ..................................            --             18             --            463
      Class C ..................................            --          1,871         16,924          7,879
      Class I ..................................            --             --          3,229             --
                                                   -----------    -----------   ------------   ------------
                                                            --         84,819        675,298      2,782,608
                                                   -----------    -----------   ------------   ------------
   Cost of shares redeemed
      Class AAA ................................    (3,379,770)    (5,355,936)   (10,789,585)    (8,584,925)
      Class A ..................................      (522,719)       (95,381)       (56,240)      (104,769)
      Class B ..................................          (605)           (70)        (2,007)            --
      Class C ..................................       (69,343)       (27,549)      (119,039)        (3,037)
      Class I ..................................       (42,115)            --         (5,959)            --
                                                   -----------    -----------   ------------   ------------
                                                    (4,014,552)    (5,478,936)   (10,972,830)    (8,692,731)
                                                   -----------    -----------   ------------   ------------
   NET INCREASE/(DECREASE) IN NET ASSETS FROM
      SHARES OF BENEFICIAL INTEREST
      TRANSACTIONS .............................     1,933,087     (1,361,348)    (7,712,634)     8,131,260
                                                   -----------    -----------   ------------   ------------
   NET INCREASE/(DECREASE) IN NET ASSETS .......      (195,510)       391,007    (10,577,209)     6,181,526

NET ASSETS:
   Beginning of period .........................     9,755,291      9,364,284     18,350,463     12,168,937
                                                   -----------    -----------   ------------   ------------
   End of period ...............................   $ 9,559,781    $ 9,755,291   $  7,773,254   $ 18,350,463
                                                   ===========    ===========   ============   ============
   Undistributed net investment income .........            --             --             --   $    154,764
                                                   ===========    ===========   ============   ============

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE                DISTRIBUTIONS TO SHAREHOLDERS
                         ----------------------------------------  --------------------------------------



                                             NET
              NET ASSET       NET       REALIZED AND      TOTAL                    NET
                VALUE,    INVESTMENT     UNREALIZED       FROM         NET       REALIZED
PERIOD ENDED  BEGINNING     INCOME     GAIN (LOSS) ON  INVESTMENT  INVESTMENT    GAIN ON        TOTAL
SEPTEMBER 30  OF PERIOD  (LOSS)(a)(b)    INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS
------------  ---------  ------------  --------------  ----------  ----------  -----------  -------------
MIGHTY MITES(SM) FUND

CLASS AAA
2008            $17.05    $(0.00)(d)       $(2.11)       $(2.11)     $(0.06)     $(1.47)       $(1.53)
2007             16.01      0.08             3.42          3.50          --       (2.46)        (2.46)
2006             16.73     (0.04)            1.34          1.30          --       (2.02)        (2.02)
2005             15.07     (0.02)            2.97          2.95          --       (1.29)        (1.29)
2004             13.42     (0.03)            1.84          1.81          --       (0.16)        (0.16)

CLASS A
2008            $16.94    $(0.04)          $(2.10)       $(2.14)     $(0.07)     $(1.47)       $(1.54)
2007             15.94      0.36             3.10          3.46          --       (2.46)        (2.46)
2006             16.70     (0.10)            1.36          1.26          --       (2.02)        (2.02)
2005             15.08     (0.06)            2.97          2.91          --       (1.29)        (1.29)
2004             13.46     (0.06)            1.84          1.78          --       (0.16)        (0.16)

CLASS B
2008            $16.21    $(0.10)          $(2.01)       $(2.11)         --      $(1.47)       $(1.47)
2007             15.43     (0.06)            3.30          3.24          --       (2.46)        (2.46)
2006             16.31     (0.15)            1.29          1.14          --       (2.02)        (2.02)
2005             14.82     (0.14)            2.92          2.78          --       (1.29)        (1.29)
2004             13.30     (0.14)            1.82          1.68          --       (0.16)        (0.16)

CLASS C
2008            $16.13    $(0.10)          $(2.00)       $(2.10)     $(0.01)     $(1.47)       $(1.48)
2007             15.35      0.10             3.14          3.24          --       (2.46)        (2.46)
2006             16.24     (0.15)            1.28          1.13          --       (2.02)        (2.02)
2005             14.77     (0.14)            2.90          2.76          --       (1.29)        (1.29)
2004             13.25      0.02             1.66          1.68          --       (0.16)        (0.16)

CLASS I
2008(f)         $13.96    $ 0.03           $(0.55)       $(0.52)         --          --            --

                                                     RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           ----------------------------------------------------------------------
                                                                                OPERATING
                                                                                 EXPENSES
                                                                    OPERATING     NET OF     OPERATING
                            NET                NET                  EXPENSES     WAIVERS/    EXPENSES
                           ASSET             ASSETS,       NET       NET OF     REIMBURSE-    BEFORE
                          VALUE,             END OF    INVESTMENT   WAIVERS/      MENTS/     WAIVERS/   PORTFOLIO
PERIOD ENDED  REDEMPTION  END OF   TOTAL     PERIOD      INCOME    REIMBURSE-   CUSTODIAN   REIMBURSE-   TURNOVER
SEPTEMBER 30    FEES(a)   PERIOD  RETURN+  (IN 000'S)   (LOSS)(b)     MENTS    FEE CREDITS   MENTS(c)     RATE++
------------  ----------  ------  -------  ----------  ----------  ----------  -----------  ----------  ---------
MIGHTY MITES(SM) FUND

CLASS AAA
2008           $0.00(d)   $13.41  (13.2)%    $55,808    (0.01)%     1.71%        1.71%      1.71%(e)       18%
2007            0.00(d)    17.05   23.9       48,252     0.48       1.64         1.64       1.64(e)        21
2006              --       16.01    9.0       36,843    (0.28)      1.61         1.61       1.61(e)         4
2005            0.00(d)    16.73   20.4       46,497    (0.13)      1.50         1.50       1.74            9
2004            0.00(d)    15.07   13.6       50,805    (0.20)      1.50         1.50       1.66           36

CLASS A
2008           $0.00(d)   $13.26  (13.5)%    $ 6,134    (0.27)%     1.96%        1.96%      1.96%(e)       18%
2007            0.00(d)    16.94   23.8        2,246     2.13       1.89         1.89       1.89(e)        21
2006              --       15.94    8.7            3    (0.63)      1.86         1.86       1.86(e)         4
2005            0.00(d)    16.70   20.1           41    (0.41)      1.75         1.75       2.00            9
2004            0.00(d)    15.08   13.3           39    (0.42)      1.75         1.75       1.91           36

CLASS B
2008           $0.00(d)   $12.63  (13.9)%    $   169    (0.73)%     2.46%        2.46%      2.46%(e)       18%
2007            0.00(d)    16.21   23.0          422    (0.40)      2.39         2.39       2.39(e)        21
2006              --       15.43    8.1          452    (1.00)      2.36         2.36       2.36(e)         4
2005            0.00(d)    16.31   19.6          433    (0.89)      2.25         2.25       2.49            9
2004            0.00(d)    14.82   12.7          400    (0.95)      2.25         2.25       2.41           36

CLASS C
2008           $0.00(d)   $12.55  (13.9)%    $ 4,671    (0.78)%     2.46%        2.46%      2.46%(e)       18%
2007            0.00(d)    16.13   23.2        2,041     0.65       2.39         2.39       2.39(e)        21
2006              --       15.35    8.1          311    (1.01)      2.36         2.36       2.36(e)         4
2005            0.00(d)    16.24   19.5          327    (0.91)      2.25         2.25       2.49            9
2004            0.00(d)    14.77   12.7          308    (0.89)      2.25         2.25       2.41           36

CLASS I
2008(f)        $0.00(d)   $13.44   (3.7)%    $   893     0.26%(g)   1.46%(g)     1.46%(g)   1.46%(e)(g)    18%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007 and 2004 would have been 23% and 39%, respectively. The portfolio turnover rate for the fiscal years ended 2006 and 2005 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b) Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c) Prior to the period beginning October 1, 2005, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d)  Amount represents less than $0.005 per share.

(e) The fund incurred interest expense during the fiscal year ended September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% (Class AAA), 1.82% (Class A), 2.32% (Class B and Class C), respectively. For the fiscal years ended September 30, 2008 and 2007, the effect of interest expense was minimal.

(f) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(g)  Annualized.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

                                  OPERATING PERFORMANCE               DISTRIBUTIONS TO SHAREHOLDERS
                         --------------------------------------  ---------------------------------------
                                           NET
                                        REALIZED
              NET ASSET      NET           AND          TOTAL
                VALUE,   INVESTMENT    UNREALIZED       FROM         NET     NET REALIZED
PERIOD ENDED  BEGINNING    INCOME    GAIN (LOSS) ON  INVESTMENT  INVESTMENT     GAIN ON        TOTAL
SEPTEMBER 30  OF PERIOD   (LOSS)(a)    INVESTMENTS   OPERATIONS    INCOME     INVESTMENTS  DISTRIBUTIONS
------------  ---------  ----------  --------------  ----------  ----------  ------------  -------------
EQUITY FUND

CLASS AAA
2008            $12.63   $ 0.08          $(1.87)       $(1.79)     $(0.05)      $(1.58)       $(1.63)
2007             12.51     0.04            2.15          2.19       (0.05)       (2.02)        (2.07)
2006             11.08     0.06            1.42          1.48       (0.05)          --         (0.05)
2005              9.32     0.07            1.79          1.86       (0.10)          --         (0.10)
2004              7.99     0.08            1.36          1.44       (0.11)          --         (0.11)

CLASS A
2008            $12.57   $ 0.05          $(1.89)       $(1.84)     $(0.04)      $(1.58)       $(1.62)
2007             12.45     0.01            2.15          2.16       (0.02)       (2.02)        (2.04)
2006             11.05     0.03            1.41          1.44       (0.04)          --         (0.04)
2005              9.28     0.06            1.75          1.81       (0.04)          --         (0.04)
2004              7.97     0.05            1.35          1.40       (0.09)          --         (0.09)

CLASS B
2008            $12.36   $(0.00)(b)      $(1.83)       $(1.83)         --       $(1.58)       $(1.58)
2007             12.31    (0.05)           2.12          2.07          --        (2.02)        (2.02)
2006             10.96    (0.02)           1.40          1.38      $(0.03)          --         (0.03)
2005              9.21    (0.00)(b)        1.75          1.75          --           --            --
2004              7.92     0.02            1.34          1.36       (0.07)          --         (0.07)

CLASS C
2008            $12.36   $(0.00)(b)      $(1.83)       $(1.83)         --       $(1.58)       $(1.58)
2007             12.31    (0.05)           2.12          2.07          --        (2.02)        (2.02)
2006             10.97    (0.03)           1.40          1.37      $(0.03)          --         (0.03)
2005              9.24    (0.01)           1.77          1.76       (0.03)          --         (0.03)
2004              7.89     0.01            1.34          1.35          --           --            --

CLASS I
2008(c)         $10.35   $ 0.07          $(1.19)       $(1.12)         --           --            --

                                                 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           -------------------------------------------------------------

                            NET                                                    OPERATING
                           ASSET           NET ASSETS,                              EXPENSES
                          VALUE,              END OF         NET                     NET OF    PORTFOLIO
PERIOD ENDED  REDEMPTION  END OF   TOTAL      PERIOD      INVESTMENT   OPERATING   CUSTODIAN    TURNOVER
SEPTEMBER 30    FEES(a)   PERIOD  RETURN+   (IN 000'S)  INCOME (LOSS)   EXPENSES  FEE CREDITS    RATE++
------------  ----------  ------  -------  -----------  -------------  ---------  -----------  ---------
EQUITY FUND

CLASS AAA
2008              --      $ 9.21  (16.0)%    $167,946      0.73%        1.49%       1.47%         71%
2007              --       12.63   19.7       189,913      0.37         1.52        1.47          58
2006              --       12.51   13.4       169,404      0.55         1.54        1.50          73
2005          $(0.00)(b)   11.08   20.0       178,394      0.69         1.51        1.49          59
2004            0.00(b)     9.32   18.1       179,407      0.90         1.50        1.49          44

CLASS A
2008              --      $ 9.11  (16.6)%    $  5,079      0.47%        1.74%       1.72%         71%
2007              --       12.57   19.5         3,527      0.12         1.77        1.72          58
2006              --       12.45   13.1         2,780      0.27         1.79        1.75          73
2005          $(0.00)(b)   11.05   19.6         2,267      0.59         1.76        1.74          59
2004            0.00(b)     9.28   17.7         3,328      0.61         1.75        1.74          44

CLASS B
2008              --      $ 8.95  (16.7)%    $     13     (0.01)%       2.24%       2.22%         71%
2007              --       12.36   18.8            23     (0.39)        2.27        2.22          58
2006              --       12.31   12.6            32     (0.20)        2.29        2.25          73
2005          $(0.00)(b)   10.96   19.0            30     (0.01)        2.26        2.24          59
2004            0.00(b)     9.21   17.2            38      0.21         2.25        2.24          44

CLASS C
2008              --      $ 8.95  (16.7)%    $    736     (0.02)%       2.24%       2.22%         71%
2007              --       12.36   18.8           320     (0.39)        2.27        2.22          58
2006              --       12.31   12.6           316     (0.28)        2.29        2.25          73
2005          $(0.00)(b)   10.97   19.1           149     (0.06)        2.26        2.24          59
2004            0.00(b)     9.24   17.1           152      0.11         2.25        2.24          44

CLASS I
2008(c)           --      $ 9.23  (10.8)%    $    797      1.00%(d)     1.24%(d)    1.22%(d)      71%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007, 2006, 2005, and 2004 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)  Annualized.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

                                  OPERATING PERFORMANCE               DISTRIBUTIONS TO SHAREHOLDERS
                          -------------------------------------  --------------------------------------
                                           NET
               NET ASSET               REALIZED AND                              NET                                      NET
                 VALUE,       NET       UNREALIZED   TOTAL FROM      NET       REALIZED                              ASSET VALUE,
PERIOD ENDED   BEGINNING  INVESTMENT  GAIN(LOSS) ON  INVESTMENT  INVESTMENT    GAIN ON        TOTAL      REDEMPTION     END OF
SEPTEMBER 30   OF PERIOD   INCOME(A)   INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS    FEES(A)      PERIOD
------------   ---------  ----------  -------------  ----------  ----------  -----------  -------------  ----------  ------------
BALANCED FUND

CLASS AAA
2008            $12.58       $0.21       $(1.17)       $(0.96)     $(0.22)     $(0.93)       $(1.15)         --         $10.47
2007             12.82        0.22         1.36          1.58       (0.21)      (1.61)        (1.82)         --          12.58
2006             12.74        0.22         0.95          1.17       (0.24)      (0.85)        (1.09)         --          12.82
2005             11.47        0.20         1.26          1.46       (0.19)         --         (0.19)      $0.00(b)       12.74
2004             10.51        0.21         0.97          1.18       (0.22)         --         (0.22)       0.00(b)       11.47

CLASS A
2008            $12.63       $0.18       $(1.18)       $(1.00)     $(0.19)     $(0.93)       $(1.12)         --         $10.51
2007             12.87        0.19         1.36          1.55       (0.18)      (1.61)        (1.79)         --          12.63
2006             12.74        0.19         0.95          1.14       (0.16)      (0.85)        (1.01)         --          12.87
2005             11.44        0.17         1.26          1.43       (0.13)         --         (0.13)      $0.00(b)       12.74
2004             10.48        0.18         0.97          1.15       (0.19)         --         (0.19)       0.00(b)       11.44

CLASS B
2008            $12.72       $0.13       $(1.20)       $(1.07)     $(0.12)     $(0.93)       $(1.05)         --         $10.60
2007             12.95        0.13         1.37          1.50       (0.12)      (1.61)        (1.73)         --          12.72
2006             12.76        0.13         0.95          1.08       (0.04)      (0.85)        (0.89)         --          12.95
2005             11.43        0.11         1.26          1.37       (0.04)         --         (0.04)      $0.00(b)       12.76
2004             10.48        0.13         0.96          1.09       (0.14)         --         (0.14)       0.00(b)       11.43

CLASS C
2008            $12.74       $0.12       $(1.19)       $(1.07)     $(0.13)     $(0.93)       $(1.06)         --         $10.61
2007             12.97        0.13         1.37          1.50       (0.12)      (1.61)        (1.73)         --          12.74
2006             12.78        0.13         0.95          1.08       (0.04)      (0.85)        (0.89)         --          12.97
2005             11.45        0.11         1.26          1.37       (0.04)         --         (0.04)      $0.00(b)       12.78
2004             10.49        0.13         0.97          1.10       (0.14)         --         (0.14)       0.00(b)       11.45

CLASS I
2008(c)         $11.33       $0.17       $(0.87)       $(0.70)     $(0.17)         --        $(0.17)         --         $10.46

                            RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                        ----------------------------------------------------------
                                                             OPERATING
                        NET ASSETS,                           EXPENSES
                           END OF        NET                   NET OF    PORTFOLIO
PERIOD ENDED    TOTAL      PERIOD    INVESTMENT  OPERATING   CUSTODIAN    TURNOVER
SEPTEMBER 30   RETURN+   (IN 000'S)    INCOME     EXPENSES  FEE CREDITS    RATE++
------------   -------  -----------  ----------  ---------  -----------  ---------
BALANCED FUND

CLASS AAA
2008            (8.4)%    $138,174     1.83%      1.23%       1.21%         60%
2007            13.6       152,185     1.76       1.27        1.19          46
2006             9.8       145,028     1.78       1.32        1.27          68
2005            12.8       144,572     1.67       1.25        1.22          56
2004            11.3       136,400     1.92       1.23        1.22          41

CLASS A
2008            (8.7)%    $  5,639     1.56%      1.48%       1.46%         60%
2007            13.3         5,519     1.51       1.52        1.44          46
2006             9.5         5,596     1.53       1.57        1.52          68
2005            12.6         5,658     1.42       1.50        1.47          56
2004            11.0         5,298     1.66       1.48        1.47          41

CLASS B
2008            (9.1)%    $    125     1.10%      1.98%       1.96%         60%
2007            12.7           194     1.02       2.02        1.94          46
2006             9.0           141     1.02       2.07        2.02          68
2005            12.0           138     0.93       2.00        1.97          56
2004            10.4           163     1.18       1.98        1.97          41

CLASS C
2008            (9.1)%    $  1,389     1.05%      1.98%       1.96%         60%
2007            12.7         1,003     1.01       2.02        1.94          46
2006             9.0           946     1.02       2.07        2.02          68
2005            12.0           982     0.92       2.00        1.97          56
2004            10.5           846     1.19       1.98        1.97          41

CLASS I
2008(c)         (6.2)%    $  1,490     2.14%(d)   0.98%(d)    0.96%(d)      60%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal year ended September 30, 2005 would have been 55%. The portfolio turnover rate for the fiscal years ended 2007, 2006, and 2004 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)  Annualized.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

                                  OPERATING PERFORMANCE               DISTRIBUTIONS TO SHAREHOLDERS
                          -------------------------------------  --------------------------------------



                                           NET
               NET ASSET               REALIZED AND                              NET                                      NET
                 VALUE,       NET       UNREALIZED   TOTAL FROM      NET       REALIZED                              ASSET VALUE,
PERIOD ENDED   BEGINNING  INVESTMENT  GAIN(LOSS) ON  INVESTMENT  INVESTMENT    GAIN ON        TOTAL      REDEMPTION     END OF
SEPTEMBER 30   OF PERIOD   INCOME(a)   INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS    FEES(A)      PERIOD
------------   ---------  ----------  -------------  ----------  ----------  -----------  -------------  ----------  ------------
INTERMEDIATE BOND FUND

CLASS AAA
2008             $10.80      $0.36       $ 0.04        $0.40       $(0.36)         --        $(0.36)         --         $10.84
2007              10.81       0.40         0.00(c)      0.40        (0.41)         --         (0.41)         --          10.80
2006              10.93       0.39        (0.11)        0.28        (0.39)     $(0.01)        (0.40)         --          10.81
2005              11.18       0.34        (0.16)        0.18        (0.34)      (0.09)        (0.43)     $(0.00)(c)      10.93
2004              11.31       0.33        (0.12)        0.21        (0.33)      (0.01)        (0.34)       0.00(c)       11.18

CLASS A
2008             $10.80      $0.34       $ 0.05        $0.39       $(0.35)         --        $(0.35)         --         $10.84
2007              10.81       0.39         0.00(c)      0.39        (0.40)         --         (0.40)         --          10.80
2006              10.93       0.39        (0.12)        0.27        (0.38)     $(0.01)        (0.39)         --          10.81
2005              11.18       0.33        (0.16)        0.17        (0.33)      (0.09)        (0.42)     $(0.00)(c)      10.93
2004              11.31       0.32        (0.12)        0.20        (0.32)      (0.01)        (0.33)       0.00(c)       11.18

CLASS B
2008             $10.80      $0.28       $ 0.03        $0.31       $(0.27)         --        $(0.27)         --         $10.84
2007              10.81       0.32         0.00(c)      0.32        (0.33)         --         (0.33)         --          10.80
2006              10.93       0.31        (0.11)        0.20        (0.31)     $(0.01)        (0.32)         --          10.81
2005              11.18       0.26        (0.16)        0.10        (0.26)      (0.09)        (0.35)     $(0.00)(c)      10.93
2004              11.30       0.25        (0.11)        0.14        (0.25)      (0.01)        (0.26)       0.00(c)       11.18

CLASS C
2008             $10.28      $0.24       $ 0.05        $0.29       $(0.26)         --        $(0.26)         --         $10.31
2007              10.31       0.40         0.09         0.49        (0.52)         --         (0.52)         --          10.28
2006              10.82       0.32        (0.36)       (0.04)       (0.46)     $(0.01)        (0.47)         --          10.31
2005              11.17       0.27        (0.12)        0.15        (0.41)      (0.09)        (0.50)     $(0.00)(c)      10.82
2004              11.30       0.25        (0.09)        0.16        (0.28)      (0.01)        (0.29)       0.00(c)       11.17

CLASS I
2008(d)          $11.09      $0.28       ($0.25)       $0.03       $(0.27)         --        $(0.27)         --         $10.85

                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                        ------------------------------------------------------------------------
                                                              OPERATING    OPERATING
                                                               EXPENSES     EXPENSES
                                                 OPERATING      NET OF       NET OF
                                                  EXPENSES     WAIVERS/     WAIVERS/
                        NET ASSETS,                NET OF     REIMBURSE-   REIMBURSE-
                           END OF        NET      WAIVERS/      MENTS/       MENTS/    PORTFOLIO
PERIOD ENDED    TOTAL      PERIOD    INVESTMENT  REIMBURSE-   CUSTODIAN    CUSTODIAN    TURNOVER
SEPTEMBER 30   RETURN+   (IN 000'S)    INCOME       MENTS    FEE CREDITS  FEE CREDITS    RATE++
------------   -------  -----------  ----------  ----------  -----------  -----------  ---------
INTERMEDIATE BOND FUND

CLASS AAA
2008             3.7%     $10,498      3.23%       1.07%       1.00%        1.76%         32%
2007             3.7        9,413      3.73        1.10        1.00         1.64          20
2006             2.7        9,917      3.65        1.06        1.00         1.53          35
2005             1.7       10,272      3.10        1.04        1.00         1.79          33
2004             2.0        9,553      2.97        1.02        1.00         1.76          32

CLASS A
2008             3.6%     $   101      3.09%       1.17%       1.10%        1.86%         32%
2007             3.7           69      3.64        1.20        1.10         1.74          20
2006             2.6           92      3.59        1.16        1.10         1.63          35
2005             1.6           58      3.00        1.14        1.10         1.88          33
2004             1.8           75      2.88        1.12        1.10         1.86          32

CLASS B
2008             2.9%     $    48      2.53%       1.82%       1.75%        2.51%         32%
2007             3.0           93      2.97        1.85        1.75         2.39          20
2006             2.0          282      2.87        1.81        1.75         2.28          35
2005             0.9          381      2.34        1.79        1.75         2.53          33
2004             1.3          456      2.23        1.77        1.75         2.51          32

CLASS C
2008             2.8%     $   478      2.29%       1.82%       1.75%        2.51%         32%
2007             4.8           15      3.96        1.85        1.75         2.39          20
2006            (0.3)         0.1      3.08        1.81        1.75         2.28          35
2005             1.4          0.1      2.50        1.79        1.75         2.90          33
2004             1.5            0      2.21        1.77        1.75         2.51          32

CLASS I
2008(d)          0.2%     $   363      3.57%(e)    0.84%(e)    0.75%(e)     1.53%(e)      32%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007, 2006, 2005, and 2004 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)  Amount represents less than $0.005 per share.

(d) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(e)  Annualized.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                   DISTRIBUTIONS TO
                                OPERATING PERFORMANCE                SHAREHOLDERS
                         -----------------------------------  -------------------------


                                         NET
                                      REALIZED
                                         AND
              NET ASSET      NET      UNREALIZED     TOTAL
                VALUE,   INVESTMENT      GAIN        FROM         NET
PERIOD ENDED  BEGINNING    INCOME     (LOSS) ON   INVESTMENT  INVESTMENT      TOTAL
SEPTEMBER 30  OF PERIOD   (LOSS)(a)  INVESTMENTS  OPERATIONS    INCOME    DISTRIBUTIONS
------------  ---------  ----------  -----------  ----------  ----------  -------------
SMALLCAP EQUITY FUND

CLASS AAA
2008            $14.99     $(0.03)     $(2.97)      $(3.00)         --           --
2007             12.51      (0.04)       2.68         2.64      $(0.16)      $(0.16)
2006             11.29       0.14        1.08         1.22          --           --
2005              9.08      (0.01)       2.22         2.21          --           --
2004              8.18      (0.10)       1.00         0.90          --           --

CLASS A
2008            $14.89     $(0.06)     $(2.95)      $(3.01)         --           --
2007             12.45      (0.09)       2.67         2.58      $(0.14)      $(0.14)
2006             11.25       0.13        1.07         1.20          --           --
2005              9.07      (0.04)       2.22         2.18          --           --
2004              8.18      (0.12)       1.01         0.89          --           --

CLASS B
2008            $14.44     $(0.12)     $(2.86)      $(2.98)         --           --
2007             12.03      (0.15)       2.60         2.45      $(0.04)      $(0.04)
2006             10.93       0.05        1.05         1.10          --           --
2005              8.86      (0.08)       2.15         2.07          --           --
2004              8.03      (0.17)       1.00         0.83          --           --

CLASS C
2008            $14.31     $(0.12)     $(2.83)      $(2.95)         --           --
2007             11.97      (0.14)       2.57         2.43      $(0.09)      $(0.09)
2006             10.87       0.09        1.01         1.10          --           --
2005              8.99      (0.13)       2.01         1.88          --           --
2004              8.15      (0.17)       1.01         0.84          --           --

CLASS I
2008(f)         $12.92     $(0.01)     $(0.91)      $(0.92)         --           --

                                                          RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------------------
                                                                                     OPERATING      OPERATING
                                                                                      EXPENSES      EXPENSES
                                                                                       NET OF        BEFORE
                            NET                 NET                                   WAIVERS/      WAIVERS/
                           ASSET              ASSETS,       NET        OPERATING     REIMBURSE-    REIMBURSE-
                           VALUE,             END OF    INVESTMENT   EXPENSES NET      MENTS/        MENTS/      PORTFOLIO
PERIOD ENDED  REDEMPTION   END OF   TOTAL     PERIOD      INCOME      OF WAIVERS/    CUSTODIAN      CUSTODIAN     TURNOVER
SEPTEMBER 30    FEES(a)    PERIOD  RETURN+  (IN 000'S)    (LOSS)    REIMBURSEMENTS  FEE CREDITS  FEE CREDITS(b)    RATE++
------------  ----------  -------  -------  ----------  ----------  --------------  -----------  --------------  ---------
SMALLCAP EQUITY FUND

CLASS AAA
2008              --       $11.99  (20.0)%    $ 8,491   (0.23)%        1.58%        1.51%(c)        2.62%           123%
2007              --        14.99   21.2        8,672   (0.28)         1.71         1.50            2.24             90
2006              --        12.51   10.8        8,717    1.16          1.71         1.50            2.02             81
2005          $(0.00)(d)    11.29   24.3        8,702   (0.10)         1.56         1.50            2.37            108
2004            0.00(d)      9.08   11.0(e)    12,106   (1.11)         1.51         1.50            2.12            260

CLASS A
2008              --       $11.88  (20.2)%    $   703   (0.49)%        1.83%        1.76%(c)        2.87%           123%
2007              --        14.89   20.9          778   (0.62)         1.96         1.75            2.49             90
2006              --        12.45   10.7          403    1.04          1.96         1.75            2.27             81
2005          $(0.00)(d)    11.25   24.0          131   (0.35)         1.81         1.75            2.69            108
2004            0.00(d)      9.07   10.9(e)       140   (1.31)         1.76         1.75            2.37            260

CLASS B
2008              --       $11.46  (20.6)%    $     5   (0.97)%        2.33%        2.26%(c)        3.37%           123%
2007              --        14.44   20.4            7   (1.05)         2.46         2.25            2.99             90
2006              --        12.03   10.1            6    0.44          2.46         2.25            2.77             81
2005          $(0.00)(d)    10.93   23.4           10   (0.81)         2.31         2.25            3.17            108
2004            0.00(d)      8.86   10.3(e)        20   (1.93)         2.26         2.25            2.87            260

CLASS C
2008              --       $11.36  (20.6)%    $   196   (0.94)%        2.33%        2.26%(c)        3.37%           123%
2007              --        14.31   20.4          298   (1.04)         2.46         2.25            2.99             90
2006              --        11.97   10.1          238    0.74          2.46         2.25            2.77             81
2005          $(0.00)(d)    10.87   20.9          0.1   (1.40)         2.31         2.25            2.73            108
2004            0.00(d)      8.99   10.3(e)        10   (1.98)         2.26         2.25            2.87            260

CLASS I
2008(f)           --       $12.00  (7.1)%     $   165   (0.06)%(g)     1.36%(g)     1.26%(c)(g)     2.40%(g)        123%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007, 2006, 2005, and 2004 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c) The Fund incurred interest expense of $682 during the fiscal year ended September 30, 2008. A portion of this interest expense was paid for by prior year custodian fee credits. The impact to the ratios of operating expenses to the average net assets was minimal. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class B and Class C), and 1.25% (Class I), respectively.

(d)  Amount represents less than $0.005 per share.

(e) Total return excluding the effect of the reimbursement from the Fund's Adviser of $51,180 for the year ended September 30, 2004 was 10.6%, 10.5%, 10.0%, and 9.9% for Class AAA, Class A, Class B, and Class C, respectively. The Adviser fully reimbursed the Fund for a loss on a transaction exceeding the Fund's investment restrictions, which otherwise would have reduced total return by 0.4%, 0.4%, 0.3%, and 0.4% for Class AAA, Class A, Class B, and Class C, respectively.

(f) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(g)  Annualized.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

                                  OPERATING PERFORMANCE                   DISTRIBUTIONS TO SHAREHOLDERS
                         --------------------------------------  -----------------------------------------------


                                           NET
                                        REALIZED
              NET ASSET                    AND          TOTAL                     NET
                VALUE,       NET       UNREALIZED       FROM        NET        REALIZED    RETURN
PERIOD ENDED  BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT  INVESTMENT    GAIN ON       OF        TOTAL
SEPTEMBER 30  OF PERIOD   INCOME(a)  ON INVESTMENTS  OPERATIONS    INCOME    INVESTMENTS  CAPITAL  DISTRIBUTIONS
------------  ---------  ----------  --------------  ----------  ----------  -----------  -------  -------------
INCOME FUND

CLASS AAA
2008            $10.21      $0.26        $(2.05)       $(1.79)     $(0.34)     $(0.21)    $(0.02)     $(0.57)
2007             12.04       0.50          0.59          1.09       (0.47)      (2.45)        --       (2.92)
2006             16.53       0.55         (0.31)         0.24       (0.40)      (4.33)        --       (4.73)
2005             14.12       0.28          3.12          3.40       (0.27)      (0.73)        --       (1.00)
2004             11.87       0.33          2.30          2.63       (0.33)      (0.05)        --       (0.38)

CLASS A
2008            $10.54      $0.24        $(2.11)       $(1.87)     $(0.32)     $(0.21)    $(0.02)     $(0.55)
2007             12.34       0.50          0.59          1.09       (0.44)      (2.45)        --       (2.89)
2006             16.76       0.54         (0.32)         0.22       (0.31)      (4.33)        --       (4.64)
2005             14.33       0.29          3.13          3.42       (0.26)      (0.73)        --       (0.99)
2004             12.00       0.51          2.12          2.63       (0.26)      (0.04)        --       (0.30)

CLASS B
2008            $10.77      $0.22        $(2.27)       $(2.05)     $(0.23)     $(0.21)    $(0.01)     $(0.45)
2007             12.56       0.47          0.57          1.04       (0.38)      (2.45)        --       (2.83)
2006             16.86       0.48         (0.31)         0.17       (0.14)      (4.33)        --       (4.47)
2005             14.33       0.18          3.16          3.34       (0.08)      (0.73)        --       (0.81)
2004             12.04       0.25          2.35          2.60       (0.27)      (0.04)        --       (0.31)

CLASS C
2008            $11.22      $0.20        $(2.26)       $(2.06)     $(0.28)     $(0.21)    $(0.02)     $(0.51)
2007             12.98       0.38          0.71          1.09       (0.40)      (2.45)        --       (2.85)
2006             17.26       0.50         (0.32)         0.18       (0.13)      (4.33)        --       (4.46)
2005             14.66       0.25          3.17          3.42       (0.09)      (0.73)        --       (0.82)
2004             12.32       0.24          2.41          2.65       (0.27)      (0.04)        --       (0.31)

CLASS I
2008(e)         $ 9.14      $0.18        $(1.18)       $(1.00)     $(0.27)         --     $(0.02)     $(0.29)

                                                       RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           --------------------------------------------------------------------------
                                                                                OPERATING      OPERATING
                                                                                 EXPENSES      EXPENSES
                                                                    OPERATING     NET OF        BEFORE
                            NET                NET                  EXPENSES     WAIVERS/      WAIVERS/
                           ASSET             ASSETS,                 NET OF     REIMBURSE-    REIMBURSE-
                           VALUE,            END OF        NET      WAIVERS/      MENTS/        MENTS/      PORTFOLIO
PERIOD ENDED  REDEMPTION  END OF   TOTAL     PERIOD    INVESTMENT  REIMBURSE-   CUSTODIAN      CUSTODIAN     TURNOVER
SEPTEMBER 30    FEES(a)   PERIOD  RETURN+  (IN 000'S)    INCOME       MENTS    FEE CREDITS  FEE CREDITS(b)    RATE++
------------  ----------  ------  -------  ----------  ----------  ----------  -----------  --------------  ---------
INCOME FUND

CLASS AAA
2008              --      $ 7.85  (18.2)%    $ 7,285      2.83%      1.58%     1.51%(c)        2.48%            28%
2007              --       10.21   10.0       17,871      4.65       1.76      1.50            2.20             64
2006              --       12.04    3.4       12,054      4.36       1.65      1.50            2.02            141
2005           $0.01       16.53   24.9       16,182      1.83       1.62      1.50            2.40             58
2004            0.00(d)    14.12   22.5       16,472      2.51       1.54      1.50            1.85             28

CLASS A
2008              --      $ 8.12  (18.3)%    $    51      2.53%      1.83%     1.76%(c)        2.73%            28%
2007              --       10.54    9.7           80      4.45       2.01      1.75            2.45             64
2006              --       12.34    3.2           97      4.21       1.90      1.75            2.27            141
2005           $0.00(d)    16.76   24.6           93      1.87       1.87      1.75            3.03             58
2004            0.00(d)    14.33   22.2            5      3.96       1.79      1.75            2.10             28

CLASS B
2008              --      $ 8.27  (19.5)%    $   0.1      2.16%      2.33%     2.26%(c)        3.23%            28%
2007              --       10.77    9.0            2      4.16       2.51      2.25            2.94             64
2006              --       12.56    2.7            2      3.72       2.40      2.25            2.77            141
2005           $0.00(d)    16.86   23.9            2      1.14       2.37      2.25            3.18             58
2004            0.00(d)    14.33   21.8            2      1.86       2.29      2.25            2.60             28

CLASS C
2008              --      $ 8.65  (18.8)%    $   319      1.99%      2.33%     2.26%(c)        3.23%            28%
2007              --       11.22    9.1          397      3.35       2.51      2.25            2.94             64
2006              --       12.98    2.8           16      3.71       2.40      2.25            2.77            141
2005           $0.00(d)    17.26   23.9           16      1.56       2.37      2.25            3.41             58
2004            0.00(d)    14.66   21.7            5      1.79       2.29      2.25            2.60             28

CLASS I
2008(e)            --     $ 7.85  (11.2)%    $   118      2.82%(f)   1.36%(f)  1.26%(c)(f)     2.26%(f)         28%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007, 2006, 2005, and 2004 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c) The Fund incurred interest expense of $4,188 during the fiscal year ended September 30, 2008. A portion of this interest expense was paid for by prior year custodian fee credits. This would impact the ratios of operating expenses to the average net assets by .03% for all Classes. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class B and Class C), and 1.25% (Class I), respectively.

(d)  Amount represents less than $0.005 per share.

(e) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(f)  Annualized.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The GAMCO Westwood Funds (the "Trust") was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: GAMCO Westwood Mighty Mites(SM) Fund ("Mighty Mites(SM) Fund"), GAMCO Westwood Equity Fund ("Equity Fund"), GAMCO Westwood Balanced Fund ("Balanced Fund"), GAMCO Westwood Intermediate Bond Fund ("Intermediate Bond Fund"), GAMCO Westwood SmallCap Equity Fund ("SmallCap Equity Fund"), and GAMCO Westwood Income Fund ("Income Fund") (individually, a "Fund" and collectively, the "Funds"), each with five classes of shares outstanding. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

- Mighty Mites(SM) Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

- Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

- Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

- Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

- SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

- Income Fund seeks to provide a high level of current income as well as long-term capital appreciation by investing primarily in income producing equity and fixed income securities.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the "Adviser"), formerly known as Gabelli Advisers, Inc.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements.

In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Funds' financial statement disclosures.

ACCOUNTING FOR REAL ESTATE INVESTMENT TRUSTS. The Funds may own shares of Real Estate Investment Trusts ("REITs") which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction to the cost of the individual REIT and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments. As of September 30, 2008, none of the Funds held investments in REITs.

SECURITIES SOLD SHORT. The Mighty Mites(SM) Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Mighty Mites(SM) Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Mighty Mites(SM) Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Mighty Mites(SM) Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Mighty Mites(SM) Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Mighty Mites(SM) Fund did not hold any short positions as of September 30, 2008.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

FOREIGN SECURITIES. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 10% (except for the Mighty Mites(SM) Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in restricted securities issued under
Section 4(2) of the Securities Act of 1933, as amended. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Rule 144A securities freely saleable among qualified institutional

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. All Funds may invest, from time to time, in shares of other investment companies (the "Acquired Funds") in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund's expenses. For the fiscal year ended September 30, 2008, the Equity, Balanced, and Intermediate Bond Fund's pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point. For the fiscal year ended September 30, 2008, the Mighty Mites(SM) Fund's pro rata portion of the periodic expenses charged by the Acquired Funds was five basis points.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Funds are informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in a Fund's custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. This amount, if any, is shown as "interest expense" in the Statements of Operations.

For the year ended September 30, 2008 interest expense of $69 and $2,649 for SmallCap Equity and Income Funds, respectively, and custodian expense of $31,657, $27,844, $2,810, $6,584, and $4,469 for Equity, Balanced, Intermediate
Bond, SmallCap Equity, and Income Funds, respectively, currently included in the Statement of Operations, was paid for by prior year custodian fee credits.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income are declared and paid annually for the Mighty Mites(SM), Equity, and SmallCap Equity Funds, and quarterly for the Balanced and Income Funds. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds. For the fiscal year ended September 30, 2008, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in-capital. These reclassifications were primarily the recharacterization of shareholders distributions, distributions from paydowns, partnership interests, REITs, and net operating losses.

                             ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET REALIZED
                               NET INVESTMENT INCOME          GAIN (LOSS) ON
                                       (LOSS)                   INVESTMENTS         PAID-IN CAPITAL
                             -------------------------   ------------------------   ---------------
Mighty Mites(SM) Fund ....            $ 48,149                   $(48,149)                   --
Equity Fund ..............              (8,377)                     8,377                    --
Balanced Fund ............                 110                       (110)                   --
Intermediate Bond Fund ...                (841)                       841                    --
SmallCap Equity Fund .....              25,678                     30,307              $(55,985)
Income Fund ..............             (76,577)                    71,692                 4,885

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

                                                  MIGHTY MITES(SM) FUND          EQUITY FUND              BALANCED FUND
                                                ------------------------  ------------------------  ------------------------
                                                YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,
                                                ------------------------  ------------------------  ------------------------
                                                   2008         2007          2008         2007         2008         2007
                                                ----------  ------------  -----------  -----------  -----------  -----------
Ordinary Income
   (inclusive of short-term capital gains) ...  $  309,345           --   $ 7,333,641  $ 2,016,357  $ 6,145,203  $ 6,207,247
Net long-term capital gains ..................   4,969,687  $ 5,310,690    17,646,407   27,327,666    8,300,427   15,509,989
                                                ----------  ------------  -----------  -----------  -----------  -----------
Total distributions paid .....................  $5,279,032  $ 5,310,690   $24,980,048  $29,344,023  $14,445,630  $21,717,236
                                                ==========  ============  ===========  ===========  ===========  ===========

                                                 INTERMEDIATE BOND FUND     SMALLCAP EQUITY FUND           INCOME FUND
                                                ------------------------  ------------------------  ------------------------
                                                YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,
                                                ------------------------  ------------------------  ------------------------
                                                   2008         2007          2008         2007         2008         2007
                                                ----------  ------------  -----------  -----------  -----------  -----------
Ordinary Income
   (inclusive of short-term capital gains) ...  $  365,893  $    358,042           --  $   112,313  $   430,203  $   612,849
Net long-term capital gains ..................          --            --           --           --      252,683    2,316,417
Return of capital ............................          --            --           --           --       28,589           --
                                                ----------  ------------  -----------  -----------  -----------  -----------
Total distributions paid .....................  $  365,893  $    358,042           --  $   112,313  $   711,475  $ 2,929,266
                                                ==========  ============  ===========  ===========  ===========  ===========

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds' net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

                                                    MIGHTY         EQUITY     BALANCED  INTERMEDIATE    SMALLCAP     INCOME
                                                MITES(SM) FUND      FUND        FUND      BOND FUND   EQUITY FUND     FUND
                                                --------------  -----------  ---------  ------------  -----------  -----------
Undistributed ordinary income/(loss) .........  $      197,333  $ 1,065,429         --    $  7,399             --           --
Undistributed long-term capital gain .........       1,370,728           --  $ 724,604       6,563             --           --
Accumulated capital loss carryforward ........              --           --         --          --    $(6,816,570)          --
Unrealized appreciation/(depreciation) .......       2,929,710   (2,479,284)  (758,765)    (83,568)      (505,900) $(1,220,900)
Post-October losses ..........................          (1,211)    (145,177)        --          --       (202,892)    (986,462)
Distributions payable ........................              --           --         --      (8,705)            --           --
Other temporary differences* .................              --           --         --          --             --       (9,531)
                                                --------------  -----------  ---------    --------    -----------  -----------
Total accumulated earnings ...................  $    4,496,560  $(1,559,032) $ (34,161)   $(78,311)   $(7,525,362) $(2,216,893)
                                                ==============  ===========  =========    ========    ===========  ===========

----------
* Other temporary differences are primarily due to basis adjustments to hybrid income.

At September 30, 2008, the difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to the tax basis deferral of losses on wash sales. Additionally, the Equity and Balanced Funds have basis adjustments due to investments in publicly traded partnerships.

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2008:

                             MIGHTY      EQUITY  BALANCED  INTERMEDIATE    SMALLCAP   INCOME
EXPIRING IN FISCAL YEAR  MITES(SM) FUND   FUND     FUND      BOND FUND   EQUITY FUND   FUND
-----------------------  --------------  ------  --------  ------------  -----------  ------
2010 ..................         --         --       --          --        $1,970,874    --
2011 ..................         --         --       --          --         4,845,486    --
2012 ..................         --         --       --          --                --    --
2013 ..................         --         --       --          --                --    --
2014 ..................         --         --       --          --                --    --
2015 ..................         --         --       --          --                --    --
2016 ..................         --         --       --          --               210    --

These capital loss carryforwards are available to reduce future required distributions of net capital gains to shareholders. During the fiscal year ended September 30, 2008, the Intermediate Bond Fund utilized capital loss carryforwards of $16,921.

Under the current tax law, capital losses related to securities realized after October 31 and prior to the Funds' fiscal year end may be treated as occurring on the first day of the following year. For the fiscal year ended September 30, 2008, the Equity, SmallCap Equity, and Income Funds deferred capital losses of $145,177, $202,892, and $986,462, respectively, and the Mighty Mites(SM) Fund deferred currency losses of $1,211.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at September 30, 2008:

                                             MIGHTY         EQUITY       BALANCED    INTERMEDIATE    SMALLCAP      INCOME
                                         MITES(SM) FUND      FUND          FUND        BOND FUND   EQUITY FUND      FUND
                                         --------------  ------------  ------------  ------------  -----------  -----------
Aggregate cost of investments .........   $ 67,593,949   $179,396,268  $146,698,505  $12,087,429   $10,019,882  $ 9,358,861
                                          ============   ============  ============  ===========   ===========  ===========
Gross unrealized appreciation .........   $ 10,399,070   $ 10,694,429  $  6,243,306  $   177,279   $   550,437  $   152,033
Gross unrealized depreciation .........     (7,469,755)   (13,173,713)   (7,002,071)    (260,874)   (1,056,337)  (1,372,933)
                                          ------------   ------------  ------------  -----------   -----------  -----------
Net unrealized appreciation/
   (depreciation) .....................   $  2,929,315   $ (2,479,284) $   (758,765) $   (83,595)  $  (505,900) $(1,220,900)
                                          ============   ============  ============  ===========   ===========  ===========

The Funds have adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

As of and during the year ended September 30, 2008, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. Each of the tax years in the three-year period ended September 30, 2008, remains subject to examination by the Internal Revenue Service and state tax authorities. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS. The Funds have investment advisory agreements (the "Advisory Agreements") with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites(SM), Equity, SmallCap Equity, and Income Funds, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of the Fund's average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds' portfolios, oversees the administration of all aspects of the Funds' business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser. The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the Intermediate Bond, SmallCap Equity, and Income Funds in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement will continue until at least January 31, 2010. For the fiscal year ended September 30, 2008, the Adviser waived fees or reimbursed expenses in the amounts of $80,804, $92,150, and $100,688 for the Intermediate Bond, SmallCap Equity, and Income Funds, respectively.

The Intermediate Bond, SmallCap Equity, and Income Funds are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.00%, 1.50%, and 1.50%, respectively, and for Class A of 1.10%, 1.75%, and 1.75%, respectively, and for Class B and Class C of 1.75%, 2.25%, and 2.25%, respectively and for Class I of 0.75%, 1.25%, and 1.25%, respectively of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2008, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $131,615, $145,030, and $163,545 for the Intermediate Bond, SmallCap Equity, and Income Funds, respectively.

Prior to July 1, 2007, the Adviser had a Subadvisory Agreement with Westwood Management Corp. (the "Subadviser") for all Funds except the Mighty Mites(SM) Fund, for which there was not a Subadvisory agreement. The Adviser paid the Subadviser out of its advisory fees with respect to the Funds (except the Mighty Mites(SM) Fund) a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

Effective July 1, 2007, the Adviser assumed all of the duties and responsibilities with respect to the SmallCap Equity Fund and the Income Fund that had been delegated to the Subadviser. The Subadviser continues to serve as such to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund. For the fiscal year ended September 30, 2008, the Adviser informed the Funds that it paid collectively to the Subadviser fees of $817,338 for the Equity, Balanced, and Intermediate Bond Funds. Teton Advisors, Inc. remains as the investment adviser to the Mighty Mites(SM) Fund, SmallCap Equity Fund, and the Income Fund.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Trust pays each Trustee who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds.

4. DISTRIBUTION PLAN. The Trust's Board has adopted a distribution plan (the "Plan") for each class of shares except Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund's Class A Shares at an annual rate of 0.35%), 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended September 30, 2008, other than short-term securities, are as follows:

                                      PURCHASES          SALES         PURCHASES      SALES
                                   (EXCLUDING U.S.  (EXCLUDING U.S.     OF U.S.      OF U.S.
                                     GOVERNMENT       GOVERNMENT      GOVERNMENT   GOVERNMENT
                                     SECURITIES)      SECURITIES)     SECURITIES   SECURITIES
                                   ---------------  ---------------  -----------  ------------
Mighty Mites(SM) Fund ...........    $ 16,795,978     $  6,552,899   $10,872,592   $ 1,675,000
Equity Fund .....................     149,669,064      132,260,785            --           --
Balanced Fund ...................      77,895,410       68,548,786     7,892,737    16,949,060
Intermediate Bond Fund ..........         977,991        1,237,836     2,975,008     1,967,807
SmallCap Equity Fund ............      13,341,316       10,569,853            --            --
Income Fund .....................       2,676,460        6,898,785       409,177     3,439,726

6. TRANSACTIONS WITH AFFILIATES. During the fiscal year ended September 30, 2008, the Mighty Mites(SM) Fund, the SmallCap Equity Fund, and the Income Fund paid brokerage commissions on security trades of $20,630, $338, and $10,660, respectively, to Gabelli & Company. Additionally, Gabelli & Company informed the Trust that it received $27,447 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between each Fund and the Adviser. During the fiscal year ended September 30, 2008, the Mighty Mites(SM), Equity, and Balanced Funds each paid or accrued $45,000 to the Adviser in connection with the cost of computing these Funds' NAVs. A reimbursement was not sought during the fiscal year ended September 30, 2008 for the Intermediate Bond, SmallCap Equity, and Income Funds.

7. SHARES OF BENEFICIAL INTEREST. The Funds offer five classes of shares - Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered to investors without a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, which percentage is based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company.

Only the Mighty Mites(SM) Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Mighty Mites(SM) Fund. The redemption fees retained by the Mighty Mites(SM) Fund during the fiscal years ended September 30, 2008 and September 30, 2007 amounted to $1,648 and $131, respectively.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Mighty Mites(SM) Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Mighty Mites(SM) Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED               YEAR ENDED                YEAR ENDED
                                                            SEPTEMBER 30,            SEPTEMBER 30,             SEPTEMBER 30,
                                                        ---------------------   -----------------------   -----------------------
                                                           2008        2007        2008         2007         2008         2007
                                                        ----------   --------   ----------   ----------   ----------   ----------
                                                        MIGHTY MITES(SM) FUND           EQUITY FUND            BALANCED FUND
                                                        ---------------------   -----------------------   -----------------------
CLASS AAA
Shares sold..........................................    2,166,550    783,276    5,414,384    3,159,294    3,119,951    2,267,326
Shares issued upon reinvestment of distributions.....      278,799    309,929    2,161,815    2,471,688    1,161,782    1,709,223
Shares redeemed......................................   (1,112,323)  (565,605)  (4,365,986)  (4,141,576)  (3,187,808)  (3,184,984)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase in Class AAA Shares..................    1,333,026    527,600    3,210,213    1,489,406    1,093,925      791,565
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS A
Shares sold..........................................      512,592    133,030      687,378       47,697      121,163       31,137
Shares issued upon reinvestment of distributions.....       29,244         37       56,338       40,525       38,218       58,360
Shares redeemed......................................     (211,974)      (687)    (466,916)     (30,804)     (60,036)     (87,393)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase in Class A Shares....................      329,862    132,380      276,800       57,418       99,345        2,104
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS B
Shares sold..........................................           --         --           --           --           --        3,276
Shares issued upon reinvestment of distributions.....        2,672      4,999          183          355          923        1,354
Shares redeemed......................................      (15,293)    (8,267)        (613)      (1,070)      (4,320)        (248)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase/(decrease) in Class B Shares.........      (12,621)    (3,268)        (430)        (715)      (3,397)       4,382
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS C
Shares sold..........................................      273,898    114,117       68,244        1,532       68,632       13,769
Shares issued upon reinvestment of distributions.....       13,882      3,195        4,010        4,708        5,962        9,197
Shares redeemed......................................      (42,079)   (11,032)     (15,903)      (6,067)     (22,434)     (17,216)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase in Class C Shares....................      245,701    106,280       56,351          173       52,160        5,750
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS I*
Shares sold..........................................       69,523                  93,718                   144,924
Shares issued upon reinvestment of distributions.....           --                      --                     1,528
Shares redeemed......................................       (3,118)                 (7,404)                   (4,022)
                                                        ----------              ----------                ----------
   Net increase in Class I Shares....................       66,405                  86,314                   142,430
                                                        ==========              ==========                ==========

                                                             INTERMEDIATE
                                                              BOND FUND           SMALLCAP EQUITY FUND          INCOME FUND
                                                        ---------------------   -----------------------   -----------------------
CLASS AAA
Shares sold..........................................      330,244    120,020      388,615      251,401      250,721    1,290,924
Shares issued upon reinvestment of distributions.....       21,484     25,233           --        5,666       72,035      269,742
Shares redeemed......................................     (254,620)  (190,997)    (258,998)    (375,125)  (1,145,352)    (810,836)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase/(decrease) in Class AAA Shares.......       97,108    (45,744)     129,617     (118,058)    (822,596)     749,830
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS A
Shares sold..........................................       14,161        836       48,394       26,209        4,279        7,402
Shares issued upon reinvestment of distributions.....          142        230           --          363          485        2,100
Shares redeemed......................................      (11,382)    (3,161)     (41,501)      (6,710)      (5,979)      (9,794)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase/(decrease) in Class A Shares.........        2,921     (2,095)       6,893       19,862       (1,215)        (292)
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS B
Shares issued upon reinvestment of distributions.....           21         81           --            2           --           43
Shares redeemed......................................       (4,207)   (17,619)         (49)          (5)        (202)          --
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase/(decrease) in Class B Shares.........       (4,186)   (17,538)         (49)          (3)        (202)          43
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS C
Shares sold..........................................      315,668      8,938        1,724        2,746       12,578       33,760
Shares issued upon reinvestment of distributions.....        2,007          1           --          142        1,699          700
Shares redeemed......................................     (272,816)    (7,485)      (5,253)      (2,001)     (12,793)        (268)
                                                        ----------   --------   ----------   ----------   ----------   ----------
   Net increase/(decrease) in Class C Shares.........       44,859      1,454       (3,529)         887        1,484       34,192
                                                        ==========   ========   ==========   ==========   ==========   ==========
CLASS I*
Shares sold..........................................       35,870                  16,978                    15,310
Shares issued upon reinvestment of distributions.....          436                      --                       373
Shares redeemed......................................       (2,784)                 (3,225)                     (703)
                                                        ----------              ----------                ----------
   Net increase in Class I Shares....................       33,522                  13,753                    14,980
                                                        ==========              ==========                ==========

----------
*    From the commencement of offering Class I Shares on January 11, 2008.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. INDEMNIFICATIONS. The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9. OTHER MATTERS. On April 24, 2008, an affiliate of the Adviser, Gabelli Funds, LLC, entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that Gabelli Funds, LLC had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, Gabelli Funds, LLC, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on Gabelli Funds, LLC or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Funds. The officer denies the allegations and is continuing in his positions with Gabelli Funds, LLC and the funds. Gabelli Funds, LLC currently expects that any resolution of the action against the officer will not have a material adverse impact on Gabelli Funds, LLC or its ability to fulfill its obligations under the Advisory Agreement.

In a separate matter, in August 2008, Gabelli Funds, LLC, while neither admitting nor denying the SEC's findings and allegations, made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by Gabelli Funds, LLC. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. Gabelli Funds, LLC believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on Gabelli Funds, LLC or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

10. SUBSEQUENT EVENT. On November 3, 2008, The Bjurman, Barry Funds announced that it has entered into a letter of intent with GAMCO Investors, Inc. (NYSE:
GBL), an affiliate to the Adviser, for the reorganization of the Bjurman, Barry Micro-Cap Growth Fund (the "Fund") into the GAMCO Westwood Mighty Mites(SM) Fund. As of November 3, 2008, the Fund had net assets of approximately $93 million. The transaction is expected to close in the first quarter of 2009.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The GAMCO Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Westwood Mighty Mites(SM) Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, GAMCO Westwood Intermediate Bond Fund, GAMCO Westwood SmallCap Equity Fund, and GAMCO Westwood Income Fund (constituting The GAMCO Westwood Funds, hereafter referred to as the "Funds") at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
NEW YORK, NY
NOVEMBER 26, 2008

                   2008 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

U.S. GOVERNMENT INCOME: - The percentage of the ordinary income dividend paid by the Mighty Mites(SM) Fund, Equity Fund, Balanced Fund, Intermediate Bond Fund, and Income Fund (collectively, the "Funds") during fiscal year 2008 which was derived from U.S. Treasury securities was 10.05%, 3.12%, 11.67%, 24.51%, and 2.67%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Funds did not meet this strict requirement in 2008. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

MIGHTY MITES(SM) FUND - For the fiscal year ended September 30, 2008, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.09, $0.10, $0.03, and $0.05 per share for Class AAA, Class A, Class B, and Class C Shares, respectively, and long-term capital gains totaling $4,969,687. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2008, 80.20% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 68.96% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 48.44% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

EQUITY FUND - For the fiscal year ended September 30, 2008, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.48, $0.47, $0.43, and $0.43 per share for Class AAA, Class A, Class B, and Class C Shares, respectively, and long-term capital gains totaling $17,646,407. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2008, 53.28% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 53.71% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 12.08% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

BALANCED FUND - For the fiscal year ended September 30, 2008, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.46, $0.42, $0.44, $0.32, and $0.17 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long-term capital gains totaling $8,300,427. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2008, 47.87% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 46.23% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 58.34% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

INTERMEDIATE BOND FUND - For the fiscal year ended September 30, 2008, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.36, $0.35, $0.27, $0.26, and $0.27 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the fiscal year ended September 30, 2008, the Fund designates 100% of the ordinary income distribution as qualified interest income.

INCOME FUND - For the fiscal year ended September 30, 2008, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.36, $0.32, $0.19, $0.30, and $0.28 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long-term capital gains totaling $252,683. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2008, 66.52% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 73.53% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 18.63% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

                              GAMCO WESTWOOD FUNDS

         BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
                      SUB-ADVISORY AGREEMENTS (UNAUDITED)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1)THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND THE SUB-ADVISER.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Adviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, net asset value determinations, yield calculations, and monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds' Rule 38a-1 compliance program.

The Board also considered that the Adviser and Sub-Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser or Sub-Adviser and that the Adviser further provided a substantial level of services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries ("Participating Organizations"). The Board evaluated these factors based on its direct experience with the Adviser and Sub-Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, PNC Global Investment Servicing ("PNC") to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through PNC, and by the Sub-Adviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Adviser, that (i) the Adviser and Sub-Adviser were able to retain quality personnel, (ii) the Adviser, Sub-Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Adviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser's and Sub-Adviser's resources were adequate, and (v) the Adviser and Sub-Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser's reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2)THE PERFORMANCE OF THE FUNDS, THE ADVISER, AND THE SUB-ADVISER.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group, and against each Fund's broad based securities market benchmarks as reflected in each Fund's prospectus and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long-term. The Board considered each Fund's one, three, five, and, where available, ten year average annual total return for the periods ended June 30, 2008, but placed greatest emphasis on a Fund's longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds of comparable size within the same Lipper peer group category (the "Peer Group"), regardless of asset size or primary channel of distribution. Each Fund's performance against the performance Peer Group (the "Performance Peer Group") was considered by the Board as providing an objective comparative benchmark against which each Fund's performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds' shareholders the total return performance that was available in the marketplace, given each Fund's investment objectives, strategies, limitations, and restrictions. In reviewing the Funds' performance, the Board noted that each Fund's performance was generally acceptable, noting that on occasion Funds have underperformed and on other occasions Funds have outperformed certain of these Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Adviser, the Board considered the Adviser's and Sub-Adviser's financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Adviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO THE ADVISER AND SUB-ADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS.

In connection with the Board's consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Adviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups ("Expense Peer Group"). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that three of the Funds operated pursuant to a Waiver and Expense Reimbursement Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund's total operating expenses to the level set forth in the respective Fund's prospectus. The Board considered that despite the fact that the GAMCO Westwood Equity Fund, the GAMCO Westwood Balanced Fund, and the GAMCO Westwood Mighty Mites(SM) Fund's advisory fees and operating expenses were above the range of fees charged by their respective Peer Group, the expenses were reasonable in light of the fact that these Funds each outperformed most of the funds in their respective Peer Group over various time periods. The Board also noted that while the GAMCO Westwood Income Fund outperformed most of the funds in its Peer Group for the three and five year periods, it underperformed most of the Funds in its Peer Group for the one year period. The Board considered the fact that the GAMCO Westwood Income Fund's investment objective was changed recently, and as a result, performance information with respect to the new investment objective was less meaningful than performance information for a fund that had maintained the same investment objective over a longer period of time. The Board concluded that it would continue to monitor the situation.

The Board Members also reviewed the fees charged by the Adviser and Sub-Adviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Adviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2007. The Board considered one analysis for the Adviser as a whole and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund's average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE.

With respect to the Board's consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser's costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) OTHER FACTORS.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Funds. The Board considered that the Adviser and Sub-Adviser did not use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund's advisory fee and, with respect to the GAMCO Westwood Equity Fund, the GAMCO Westwood Balanced Fund, and the GAMCO Westwood Intermediate Bond Fund, the sub-advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund's advisory agreement and, with respect to the GAMCO Westwood Equity Fund, the GAMCO Westwood Balanced Fund, and the GAMCO Westwood Intermediate Bond Fund, the sub-advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

GAMCO WESTWOOD FUNDS
ADDITIONAL FUND INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about the GAMCO Westwood Funds' Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

                            TERM OF
                          OFFICE AND     NUMBER OF
   NAME, POSITION(S),      LENGTH OF    FUNDS IN FUND
     ADDRESS(1)              TIME     COMPLEX OVERSEEN          PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
       AND AGE             SERVED(2)     BY TRUSTEE              DURING PAST FIVE YEARS              HELD BY TRUSTEE(3)
------------------------  ----------  ----------------  ----------------------------------------  -----------------------
INDEPENDENT TRUSTEES(4):
ANTHONY J. COLAVITA       Since 1994         37         Partner in the law firm of                           --
Trustee                                                 Anthony J. Colavita, P.C.
Age: 72

JAMES P. CONN             Since 1994         18         Former Managing Director and Chief                   --
Trustee                                                 Investment Officer of Financial Security
Age: 70                                                 Assurance Holdings Ltd. (1992-1998)

WERNER J. ROEDER,         Since 1994         23         Medical Director of Lawrence Hospital                --
M.D.                                                    and practicing private physician
Trustee
Age: 68

SALVATORE J. ZIZZA        Since 2004         28         Chairman of Zizza & Company, Ltd.         Director of Hollis-Eden
Trustee                                                 (consulting)                              Pharmaceuticals
Age: 62                                                                                           (biotechnology);
                                                                                                  Director of Earl
                                                                                                  Scheib, Inc.
                                                                                                  (automotive services)
OFFICERS:

BRUCE N. ALPERT           Since 1994         --         Executive Vice President and Chief                   --
President and                                           Operating Officer of Gabelli Funds, LLC
Secretary                                               since 1988 and an officer of all of the
Age: 56                                                 registered investment companies in the
                                                        Gabelli/GAMCO Funds complex; Director
                                                        and President of Teton Advisors, Inc.,
                                                        (formerly known as Gabelli Advisers,
                                                        Inc.), since 1998

AGNES MULLADY             Since 2006         --         Vice President of Gabelli Funds, LLC                 --
Treasurer                                               since 2007; Officer of all of the
Age: 50                                                 registered investment companies in the
                                                        Gabelli/GAMCO Funds complex; Senior Vice
                                                        President of U.S. Trust Company, N.A.
                                                        and Treasurer and Chief Financial
                                                        Officer of Excelsior Funds from 2004
                                                        through 2005; Chief Financial Officer of
                                                        AMIC Distribution Partners from 2002
                                                        through 2004

PETER D. GOLDSTEIN        Since 2004        --          Director of Regulatory Affairs at GAMCO              --
Chief Compliance Officer                                Investors, Inc. since 2004; Chief
Age: 55                                                 Compliance Officer of all of the
                                                        registered investment companies in the
                                                        Gabelli/GAMCO Funds complex; Vice
                                                        President of Goldman Sachs Asset
                                                        Management from 2000 through 2004

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940.

(4)  Trustees who are not interested persons are considered "Independent"
     Trustees.

                          GABELLI FAMILY OF FUNDS

VALUE
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (MULTICLASS)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GAMCO WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: NICHOLAS F. GALLUCCIO

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                      PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH
GAMCO GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager: Caesar Bryan (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH
GAMCO GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

MICRO-CAP
GAMCO WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

EQUITY INCOME
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                         CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE MARK FREEMAN, CFA

GAMCO WESTWOOD INCOME FUND
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (MULTICLASS)
                         PORTFOLIO MANAGER: BARBARA MARCIN, CFA

SPECIALTY EQUITY
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI SRI FUND
Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                     PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR
GAMCO GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GAMCO GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (MULTICLASS)
                                                                    TEAM MANAGED

MERGER AND ARBITRAGE
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD) PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
Seeks to invest in securities believed to be likely acquisition targets within 12-18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN
GAMCO MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of debt instruments. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME
GAMCO WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                         CO-PORTFOLIO MANAGERS: JUDITH A. RANERI
                                                                RONALD S. EAKER

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY
  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER
             MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                              GAMCO WESTWOOD FUNDS

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                           GAMCO WESTWOOD EQUITY FUND
                       GAMCO WESTWOOD BALANCED FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND

                              One Corporate Center
                            Rye, New York 10580-1422
                        GENERAL AND ACCOUNT INFORMATION:
                           800-GABELLI [800-422-3554]
                               fax: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com

                               Board of Trustees

ANTHONY J. COLAVITA
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

JAMES P. CONN
FORMER CHIEF INVESTMENT OFFICER
FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

WERNER J. ROEDER, MD
MEDICAL DIRECTOR
LAWRENCE HOSPITAL

SALVATORE J. ZIZZA
CHAIRMAN
ZIZZA & CO., LTD.

                                    Officers

BRUCE N. ALPERT
PRESIDENT AND SECRETARY

PETER D. GOLDSTEIN
CHIEF COMPLIANCE OFFICER

AGNES MULLADY
TREASURER

                               INVESTMENT ADVISER
                              Teton Advisors, Inc.

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                                    CUSTODIAN
                        The Bank of New York Mellon

                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP

We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of the GAMCO Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GABWWQ308AR

ITEM 2. CODE OF ETHICS.

        (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

        (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

        (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

        (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,300 in 2007 and $162,550 in 2008.

AUDIT-RELATED FEES

        (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2007 and $0 in 2008.

TAX FEES

        (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,000 in 2007 and $26,000 in 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

        (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2008.

        (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                 Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as:
                 (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

         (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0%

                           (c) 100%

                           (d) 0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2007 and $0 in 2008.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
                 under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

         (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

         (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
                 Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (a)(3)  Not applicable.

         (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
                 Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The GAMCO Westwood Funds
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     12/2/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert, Principal Executive Officer

Date     12/2/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer

Date     12/2/08
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.